AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MAY 20, 2009

SECURITIES ACT FILE NO. 333-151221

INVESTMENT COMPANY ACT FILE NO. 811-21343

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

☒ Pre-effective Amendment No. 1 ☐ Post-effective Amendment No.

WESTERN ASSET EMERGING MARKETS

DEBT FUND INC.

(Exact Name of Registrant as Specified in Charter)

55 Water Street

New York, New York 10041

(Address of Principal Executive Offices: Number, Street, City, State, Zip Code)

1-888-777-0102

(Area Code and Telephone Number)

R. Jay Gerken

Legg Mason & Co., LLC

620 Eighth Avenue, 49th Floor

New York, New York 10018

(Name and Address of Agent for Services)

with copies to:

Sarah E. Cogan, Esq.	Robert I. Frenkel, Esq.
Simpson Thacher & Bartlett LLP	Legg Mason & Co., LLC
425 Lexington Avenue	300 First Stamford Place
New York, New York 10017	Stamford, Connecticut 06902

Calculation of Registration Fee under the Securities Act of 1933:

Title of Securities Being Registered	Amount Being Registered(1)	Proposed Maximum Offering Price per Unit(1)	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee
Common Stock ($.001 par value)	2,839,247	$17.62	$50,027,532	$1,966.08	(2)

(1)	Estimated solely for the purpose of calculating the registration fee.
(2)	Previously paid.

The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Commission acting pursuant to said section 8(a), may determine.

WESTERN ASSET EMERGING MARKETS FLOATING RATE FUND INC.

620 Eighth Avenue, 49th Floor

New York, New York 10018

                    , 2009

Dear Stockholder:

The Annual Meeting of Stockholders (the “Meeting”) of Western Asset Emerging Markets Floating Rate Fund Inc. (“EFL”) will be held at 620 Eighth Avenue, 49th Floor, New York, New York, on Thursday, June 25, 2009 at 3:30 p.m., Eastern Time, for the purposes of considering and voting upon the following:

1.	A proposal to elect three Class II Directors to the Board of Directors of Western Asset Emerging Markets Floating Rate Fund Inc.

2.	A proposal to approve the merger of Western Asset Emerging Markets Floating Rate Fund Inc. with and into Western Asset Emerging Markets Debt Fund Inc. in accordance with the Maryland General Corporation Law.

3.	The transaction of such other business as may be properly presented at the Meeting or any adjournments or postponements thereof.

The close of business on May 29, 2009 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting. In addition to a proposal to elect three Class II Directors to EFL’s Board of Directors, stockholders are being asked to consider a proposal to approve the merger of EFL with and into Western Asset Emerging Markets Debt Fund Inc. (“ESD,” and together with EFL, the “Funds”) in accordance with the Maryland General Corporation Law (the “Merger”). The attached Proxy Statement/Prospectus asks for your approval of the proposed Merger. After careful consideration, the Board of EFL recommends that you vote “FOR” the proposed Merger.

As a result of the Merger, each share of common stock of EFL would convert into an equivalent dollar amount (to the nearest $0.001) of full shares of common stock of ESD, based on the net asset value of each Fund on the date preceding the Merger. ESD will not issue fractional shares to EFL stockholders. In lieu of issuing fractional shares, ESD will pay cash to each former holder of EFL common stock in an amount equal to the value of the fractional shares of ESD common stock that the investor would otherwise have received in the Merger. The currently issued and outstanding common shares of ESD will remain issued and outstanding.

Both ESD and EFL are closed-end, non-diversified management investment companies listed on the New York Stock Exchange. EFL’s investment objective is to maintain a high level of current income by investing primarily in a portfolio of floating-rate debt securities of emerging market sovereign and corporate issuers. As a secondary objective, EFL seeks capital appreciation. In contrast, ESD’s primary investment objective is total return. High current income is a secondary investment objective of ESD. A more detailed comparison of the Funds’ investment objectives and policies appears in the attached Proxy Statement/Prospectus. The current investment objectives and policies of ESD will continue unchanged if the Merger occurs.

Recent debt issuances by emerging market issuers have been overwhelmingly fixed-rate in nature, causing Legg Mason Partners Fund Advisor, LLC, EFL’s and ESD’s investment manager, and Western Asset Management Company, EFL’s and ESD’s sub-adviser, to believe that adherence to an investment objective and investment policies that require 80% of EFL’s assets to be invested in floating-rate emerging market debt is both impractical to achieve and detrimental to EFL stockholders. In light of these developments in the markets for floating-rate emerging market debt securities, the Board of EFL believes the Merger of EFL into ESD, a Fund that invests in a much broader range of emerging market debt securities, would benefit EFL stockholders by allowing them to continue to have exposure to emerging markets through a Fund with more viable investment strategies.

Also, the Board believes that combining the two Funds could benefit EFL stockholders by providing the potential for economies of scale, a lower operating expense ratio and enhanced market liquidity.

Your vote is very important to us regardless of the number of shares you own. Whether or not you plan to attend the Meeting in person, please read the Proxy Statement/Prospectus and cast your vote promptly. To vote, simply date, sign and return the proxy card in the enclosed postage-paid envelope or follow the instructions on the proxy card for voting by touch-tone telephone or on the Internet.

If you have any questions about the proposals to be voted on, please call Computershare Fund Services at 877-225-6919.

It is important that your vote be received no later than the time of the Meeting.

Sincerely,

R. Jay Gerken

President and Chief Executive Officer

WESTERN ASSET EMERGING MARKETS FLOATING RATE FUND INC.

IMPORTANT NEWS FOR STOCKHOLDERS

The enclosed combined Proxy Statement/Prospectus describes a proposal to elect three Class II Directors to EFL’s Board of Directors and a proposal to merge Western Asset Emerging Markets Floating Rate Fund Inc. (“EFL”) with and into Western Asset Emerging Markets Debt Fund Inc. (“ESD,” and together with EFL, the “Funds”) in accordance with the Maryland General Corporation Law.

While we encourage you to read the full text of the enclosed combined Proxy Statement/Prospectus, here is a brief overview of the proposed merger. Please refer to the more complete information contained elsewhere in the combined Proxy Statement/Prospectus about the merger.

COMMON QUESTIONS ABOUT THE PROPOSED MERGER

Q.	Why am I receiving the Proxy Statement/Prospectus?

A. You are being asked to vote in favor of proposals to:

1.	elect three Class II Directors to the Board of Directors of Western Asset Emerging Markets Floating Rate Fund Inc.

2.	approve the merger of Western Asset Emerging Markets Floating Rate Fund Inc. with and into Western Asset Emerging Markets Debt Fund Inc. in accordance with the Maryland General Corporation Law.

Q.	How do the Directors suggest that I vote on the election of Directors?

A. After careful consideration, EFL’s Board of Directors unanimously recommends that you vote FOR each of the nominees for Director.

Q.	How will the merger affect me?

A. If the merger is approved, EFL will be merged with and into ESD in accordance with the Maryland General Corporation Law. EFL’s assets and liabilities will be combined with the assets and liabilities of ESD, and stockholders of EFL will become stockholders of ESD.

As a result of the merger, each share of common stock of EFL would convert into an equivalent dollar amount (to the nearest $0.001) of full shares of common stock of ESD, based on the net asset value of each Fund on the date preceding the merger. ESD will not issue fractional shares to EFL stockholders. In lieu of issuing fractional shares, ESD will pay cash to each former EFL stockholder in an amount equal to the value of the fractional shares of ESD common stock that the investor would otherwise have received in the merger. The currently issued and outstanding shares of ESD common stock will remain issued and outstanding.

Q.	Why is the merger being recommended?

A. Recent debt issuances by emerging market issuers have been overwhelmingly fixed-rate in nature, causing Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “Manager”), EFL’s and ESD’s investment manager, and Western Asset Management Company (“Western Asset”), EFL’s and ESD’s sub-adviser, to believe that adherence to an investment objective and investment policies that require 80% of EFL’s assets to be invested in floating-rate emerging market debt is both impractical to achieve and detrimental to EFL stockholders. In light of these developments in the markets for floating-rate emerging market debt securities and the beliefs of LMPFA and Western Asset, the Board of EFL believes the merger of EFL into ESD, a Fund that invests in a much broader range of emerging market debt securities, would benefit EFL stockholders by allowing them to continue to have exposure to emerging markets through a Fund with more viable investment strategies.

Also, the Board believes that combining the two Funds could benefit EFL stockholders by providing the potential for economies of scale, a lower operating expense ratio and enhanced market liquidity due to the increase in float of the combined Fund’s shares.

At a meeting held on February 13 and 14, 2008, the Board of Directors of each Fund, including all of the Directors who are not “interested persons” of the Funds under the Investment Company Act of 1940, as amended (the “Independent Directors”), unanimously approved an Agreement and Plan of Merger with respect to both Funds. At a meeting held on February 4 and 5, 2009, the Board of Directors of each Fund voted to proceed with its plan to solicit the approval of Fund shareholders for the merger. For an understanding of the reasons behind the delay in the merger, see the question and answer below.

Q.	If the merger was initially approved by the Board of Directors of each Fund in February 2008, why has it been delayed?

A. At the time of the Board of Directors’ initial approval of the proposed merger, both Funds’ common shares traded at approximately the same level of discount to net asset value (NAV) per share. Subsequent to that approval but prior to EFL’s ability to solicit shareholder approval, the Fund’s market price rose to a premium to its NAV per share that was sustained over a period of several months while the common shares of ESD continued to trade at a discount to NAV. This was significant because, pursuant to the terms of the proposed merger, each common share of EFL will convert into an equivalent dollar amount (to the nearest $0.001) of common shares of ESD, based on the NAV per share of each Fund calculated at 4:00 p.m. on the business day preceding the closing date of the merger. Shareholders of EFL would have received an equivalent dollar amount of their shares’ NAV in a merger with ESD. However, since EFL’s common shares were trading at a significant premium to NAV and common shares of ESD were trading at a discount to NAV, seeking a merger under those conditions would not have been advantageous to shareholders of EFL. Accordingly, the Boards of Directors approved a recommendation by the Funds’ investment manager and sub-adviser, LMPFA and Western Asset, to delay the solicitation of shareholders of the Fund to seek their approval of the merger until such time as shares of the Funds were trading at a similar premium or discount to their NAV per share. This decision was announced by press release on May 27, 2008.

The Boards of Directors, LMPFA and Western Asset have continued to monitor the market prices and discounts of the Funds’ shares and, since December 2008, the discounts of the two Funds have become realigned. As of April 24, 2009, EFL’s discount to NAV was approximately 21.76% and ESD’s discount to NAV was approximately 18.03%. Based on a recommendation by LMPFA and Western Asset, the Boards of Directors of the Funds approved the plan to proceed with the solicitation of shareholders of EFL to seek approval to merge EFL with and into ESD.

Q.	Are ESD’s investment objectives and policies similar to those of EFL?

A. There are differences between the Funds’ investment objectives and policies.

EFL’s investment objective is to maintain a high level of current income by investing primarily in a portfolio of floating-rate debt securities of emerging market sovereign and corporate issuers. As a secondary objective, EFL seeks capital appreciation. In contrast, ESD’s primary investment objective is total return. High current income is a secondary investment objective of ESD.

Under normal conditions, EFL invests at least 80% of its net assets plus any borrowings for investment purposes in floating-rate debt securities of emerging market sovereign and corporate issuers, including fixed-rate securities with respect to which the fund has entered into interest rate swaps to effectively convert the fixed-rate interest payments received into floating-rate interest payments, as defined in EFL’s prospectus. EFL may also invest up to 20% of its total assets in a broad range of other U.S. and non-U.S. fixed-income securities, including, but not limited to corporate bonds, loans, mortgage and asset-backed securities, preferred stock and sovereign debt, and derivative instruments of the foregoing securities. Under normal circumstances, EFL invests in securities of issuers located in at least four countries.

In general, ESD has broader, more flexible investment policies than EFL, some of which may expose shareholders to greater risk than they currently have with EFL. Under normal market conditions, ESD seeks to maximize total return and achieve high current income by primarily investing in a portfolio of debt securities of emerging market issuers. Under normal market conditions, ESD will invest at least 80% of its managed assets (as defined herein) in debt securities of emerging market issuers. ESD may invest up to 20% of its managed assets in other types of securities, including, but not limited to, equity securities. ESD has no policy providing that, under normal market conditions, it will invest in securities of issuers located in a certain number of countries.

The current investment objectives and policies of ESD will continue unchanged if the merger occurs.

Please see “Comparison of Investment Objectives, Strategies, and Principal Risks of Investing in the Funds” in the Proxy Statement/Prospectus for a more complete comparison of the Funds’ investment objectives, policies and a summary of the principal risks of investing in the Funds.

Q.	How will the merger affect Fund fees and expenses?

A. EFL currently pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 1.05% of EFL’s average weekly net assets. ESD currently pays LMPFA, which is also ESD’s investment manager, an investment management fee, calculated daily and paid monthly, at an annual rate of 0.85% of ESD’s average daily net assets plus any borrowings for its services.

In connection with its consideration of the merger, at a meeting held on February 13 and 14, 2008, the Board of ESD approved a change to the investment management fee that ESD pays LMPFA that would become effective upon the closing of the merger. As a result, after the merger, the combined Fund will pay LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 0.85% of the combined Fund’s average daily net assets plus any borrowings for the first $700 million and 0.80% of average daily net assets plus any borrowings for amounts greater than $700 million. Thus, additional savings are possible if, after the merger, ESD’s average daily net assets plus borrowings increase to over $700 million, either as a result of an increase in net assets or an increase in leverage. As of February 28, 2009, EFL had total net assets of $42 million and ESD had total net assets of $408 million. As of February 28, 2009, ESD did not have any borrowings.

Because stockholders of EFL would become stockholders of ESD after the merger, the management fee as a percentage of Fund assets would fall as a result of the merger. For that reason, and because the fixed expenses of the combined Fund following the merger will be spread over a larger asset base, the per share expense ratio is expected to fall. As a result of the merger, total expenses paid by EFL stockholders are expected to decline from 1.70% (for the fiscal year ended February 28, 2009) to approximately 1.22% (excluding interest expense) in the combined Fund, assuming ESD maintains its current amount of leverage and assuming average daily net assets plus borrowings of up to $700 million. Including interest expense, total expenses paid by EFL shareholders are expected to decline from 1.70% to 1.32%. If ESD were to increase the amount of leverage to its maximum of 33%, then the total expenses paid by EFL stockholders would be approximately 1.62% (excluding interest expense) and approximately 3.11% (including interest expense based on interest rates of reverse repurchase agreements as of February 28, 2009 in similar funds) in the combined Fund. Western Asset, on behalf of ESD, intends to employ leverage, if at all, in the best interest of shareholders in light of market conditions.

Q.	Will I have to pay any taxes as a result of the merger?

A. The merger is intended to qualify as a tax-free reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended. Assuming the merger qualifies for such treatment, you generally will not recognize a gain or loss for federal income tax purposes as a result of the merger. EFL stockholders may, however, recognize gain or loss with respect to cash such stockholders receive pursuant to the merger in lieu of fractional shares. As a condition to the closing of the merger, EFL and ESD will each receive an opinion of counsel to the effect that the merger will qualify for such treatment. Opinions of counsel are not binding on the Internal Revenue Service or the courts. You should talk to your tax advisor about any state, local and other tax consequences of the merger. See “Proposal 2—Information About the Proposed Merger—Federal Income Tax Consequences.”

Q.	Who will pay for the merger?

A. The costs of the merger will be split among Western Asset, ESD and EFL. Western Asset has agreed to bear 50% of the expenses incurred in connection with the merger. The remaining 50% will be borne by ESD and EFL in proportion to their respective total assets.

Q.	How does the Board recommend that I vote on the merger?

A. EFL’s Board of Directors, including all of the Independent Directors, unanimously recommends that you vote FOR the merger.

Q.	What will happen if the merger is not approved?

A. If the merger is not approved, EFL will continue as a separate investment company, and EFL’s Board of Directors will consider such alternatives as it determines to be in the best interests of stockholders, including re-proposing the merger.

Q.	When is the merger expected to happen?

A. If EFL’s stockholders approve the merger, the merger is expected to occur on or about July 31, 2009.

Q.	Will my vote make a difference?

A. Your vote is very important and can make a difference in the governance of EFL, no matter how many shares you own. Your vote can help ensure that the proposals recommended by the Board of Directors can be implemented. We encourage all stockholders to participate in the governance of EFL.

Q.	Whom do I call if I have questions?

A. If you need more information, or have any questions about voting, please call Computershare Fund Services, EFL’s proxy solicitor, at 877-225-6919.

Q.	How do I vote my shares?

A. You can provide voting instructions by telephone by calling the toll-free number on the enclosed proxy card or electronically by going to the Internet address provided on the proxy card and following the instructions, using your proxy card as a guide. Alternatively, you can vote your shares by signing and dating the enclosed proxy card and mailing it in the enclosed postage-paid envelope.

You may also attend the Meeting and vote in person. However, even if you intend to attend the Meeting, we encourage you to provide voting instructions by one of the methods described above.

It is important that you vote promptly.

WESTERN ASSET EMERGING MARKETS FLOATING RATE FUND INC.

620 Eighth Avenue, 49th Floor

New York, New York 10018

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                , 2009

To the Stockholders:

The Annual Meeting of Stockholders (the “Meeting”) of Western Asset Emerging Markets Floating Rate Fund Inc. (“EFL”) will be held at 620 Eighth Avenue, 49th Floor, New York, New York, on Thursday, June 25, 2009 at 3:30 p.m., Eastern Standard Time, to consider and vote on the following proposals, as more fully described in the enclosed Proxy Statement/Prospectus:

1.	A proposal to elect three Class II Directors to the Board of Directors of Western Asset Emerging Markets Floating Rate Fund Inc.

2.	A proposal to approve the merger of Western Asset Emerging Markets Floating Rate Fund Inc. with and into Western Asset Emerging Markets Debt Fund Inc. in accordance with the Maryland General Corporation Law.

3.	The transaction of such other business as may be properly presented at the Meeting or any adjournments or postponements thereof.

The Board recommends that you vote “FOR” each Proposal upon which you are being asked to vote.

Stockholders of record at the close of business on May 29, 2009 are entitled to vote at the Meeting and at any adjournments or postponements thereof.

By order of the Board of Directors,

Robert I. Frenkel
Secretary

                , 2009

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to EFL involved in validating your vote if you fail to sign your proxy card properly.

1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration
Corporate Accounts	Valid Signature
(1) ABC Corp.	ABC Corp. (by John Doe, Treasurer)
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp., c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee, u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts
(1) John B. Smith, Cust., f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2) John B. Smith	John B. Smith, Jr., Executor

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PROXY STATEMENT/PROSPECTUS

            , 2009

PROXY STATEMENT FOR:

WESTERN ASSET EMERGING MARKETS FLOATING RATE FUND INC.

620 Eighth Avenue, 49th Floor

New York, New York 10018

800-451-2010

PROSPECTUS FOR:

WESTERN ASSET EMERGING MARKETS DEBT FUND INC.

620 Eighth Avenue, 49th Floor

New York, New York 10018

800-451-2010

This combined Proxy Statement and Prospectus (the “Proxy Statement/Prospectus”) is being furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Western Asset Emerging Markets Floating Rate Fund Inc. (“EFL”) for EFL’s 2009 Annual Meeting of Stockholders (the “Meeting”). The Meeting will be held on Thursday, June 25, 2009 at 620 Eighth Avenue, 49th Floor, New York, New York at 3:30 p.m. Eastern Standard Time. At the Meeting, stockholders of EFL will be asked to consider and act upon the following:

1.	A proposal to elect three Class II Directors to the Board of Directors of Western Asset Emerging Markets Floating Rate Fund Inc.

2.	A proposal to approve the merger of Western Asset Emerging Markets Floating Rate Fund Inc. with and into Western Asset Emerging Markets Debt Fund Inc. in accordance with the Maryland General Corporation Law.

3.	The transaction of such other business as may be properly presented at the Meeting or any adjournments or postponements thereof.

If Proposal 2 is approved, as a result of the merger of EFL with and into ESD (the “Merger”) in accordance with the Maryland General Corporation Law, each share of common stock, par value $0.001 per share, of EFL (the “EFL Common Shares”) would convert into an equivalent dollar amount (to the nearest $0.001) of full shares of common stock, par value $0.001 per share, of ESD (the “ESD Common Shares”), based on the net asset value of each Fund on the date preceding the Merger. ESD will not issue fractional ESD Common Shares to holders of EFL Common Shares. In lieu of issuing fractional shares, ESD will pay cash to each former holder of EFL Common Shares in an amount equal to the value of the fractional ESD Common Shares that investor would otherwise have received in the Merger. Although the ESD Common Shares received in the Merger will have the same total net asset value as the EFL Common Shares held immediately before the Merger (disregarding fractional shares), their stock price on the New York Stock Exchange (“NYSE”) may be greater or less than that of the EFL Common Shares, based on current market prices persisting at the time of the Merger. All ESD Common Shares currently issued and outstanding will remain issued and outstanding following the Merger.

Recent debt issuances by emerging market issuers have been overwhelmingly fixed-rate in nature, causing Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “Manager”), EFL’s and ESD’s investment manager, and Western Asset Management Company (“Western Asset”), EFL’s and ESD’s sub-adviser, to believe that adherence to an investment objective and investment policies that require 80% of EFL’s assets to be invested in floating-rate emerging market debt is both impractical to achieve and detrimental to EFL stockholders. In light of these developments in the markets for floating-rate emerging market debt securities and the beliefs of LMPFA and Western Asset, the Board of EFL believes the Merger of EFL into ESD, a Fund that invests in a much broader range of emerging market debt securities, would benefit EFL stockholders by allowing them to continue to have exposure to emerging markets through a Fund with viable investment strategies.

Also, the Board believes that combining the two Funds could benefit EFL stockholders by providing the potential for economies of scale, a lower operating expense ratio and enhanced market liquidity due to the increase in float of the combined Fund’s shares.

At a meeting held on February 13 and 14, 2008, the Board of Directors of each Fund, including all of the Directors who are not “interested persons” of the Funds under the Investment Company Act of 1940, as amended (the “Independent Directors”), unanimously approved an Agreement and Plan of Merger with respect to both Funds. At a meeting held on February 4 and 5, 2009, the Board of Directors of each Fund voted to proceed with its plan to solicit the approval of EFL shareholders for the Merger. For an understanding of the reasons behind the delay in the Merger, see “Common Questions About the Proposed Merger—If the Merger was initially approved by the Board of Directors of each Fund in February 2008, why has it been delayed?”.

ESD was incorporated in Maryland on April 16, 2003; EFL was incorporated in Maryland on January 21, 1994. Both ESD and EFL are closed-end, non-diversified management investment companies listed on the NYSE.

EFL’s primary investment objective is to maintain a high level of current income by investing primarily in a portfolio of floating-rate debt securities of emerging market sovereign and corporate issuers. As a secondary objective, EFL seeks capital appreciation. In contrast, ESD’s primary investment objective is total return. High current income is a secondary investment objective of ESD. The current investment objectives and policies of ESD, which differ from those of EFL, will continue unchanged if the Merger occurs. Please see “Proposal 2—Comparison of Investment Objectives, Strategies, and Principal Risks of Investing in the Funds” in the Proxy Statement/Prospectus for a more complete comparison of the Funds’ investment objectives and policies.

The Merger will be effected pursuant to an Agreement and Plan of Merger, a form of which is attached to this Proxy Statement/Prospectus as Appendix A. The material terms and conditions of the Agreement and Plan of Merger are summarized in this Proxy Statement/Prospectus. See “Proposal 2—Information About the Proposed Merger—The Agreement and Plan of Merger.”

This Proxy Statement/Prospectus serves as a prospectus for ESD Common Shares under the Securities Act of 1933, as amended (the “Securities Act”), in connection with the issuance of ESD Common Shares in the Merger.

Assuming the holders of EFL Common Shares approve the Merger and all other conditions to the consummation of the Merger are satisfied or waived, the Funds will jointly file articles of merger (the “Articles of Merger”) with the State Department of Assessments and Taxation in Maryland (the “SDAT”). The Merger will become effective when the SDAT accepts for record the Articles of Merger or at such later time, which may not exceed 30 days after the Articles of Merger are accepted for record, as specified in the Articles of Merger. The date when the Articles of Merger are accepted for record, or the later date, is referred to in this Proxy Statement/Prospectus as the “Closing Date.” EFL, as soon as practical after the Closing Date, will withdraw its registration under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Merger is being structured as a tax-free reorganization for federal income tax purposes. See “Proposal 2—Information About the Proposed Merger—Federal Income Tax Consequences.” Stockholders should consult their tax advisors to determine the actual impact of the Merger on them in light of their individual tax circumstances.

You should retain this Proxy Statement/Prospectus for future reference as it sets forth concisely information about ESD and EFL that you should know before voting on the proposed Merger described below.

A Statement of Additional Information (“SAI”) dated              , 2009, which contains additional information about the Merger and the Funds, has been filed with the Securities and Exchange Commission (“SEC”). The SAI, as well as ESD’s Annual Report to Stockholders for the Fiscal Year Ended October 31, 2008, filed with the SEC on January 7, 2009 (accession no. 0001104659-09-000892) and EFL’s Annual Report to Stockholders for the Fiscal Year Ended February 28, 2009, filed with the SEC on May 1, 2009 (accession no. 0001104659-09-028498), which highlight certain important information such as investment performance and expense and financial information, are incorporated by reference into this Proxy Statement/Prospectus. In addition, stockholder reports, proxy materials and other information concerning ESD (File No. 811-21343) and EFL (File No. 811-0338) can be inspected at the NYSE. You may receive free of charge a copy of the SAI, or the annual report and semi-annual report for either Fund, by contacting Legg Mason Shareholder Services at 800-822-5544, by writing either Fund at the address listed above or by visiting our website at www.leggmason.com/cef.

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In addition, you can copy and review this Proxy Statement/Prospectus and the complete filing on Form N-14 containing the Proxy Statement/Prospectus (File No. 333-151221) and any of the above-referenced documents at the SEC’s Public Reference Room in Washington, DC. You may obtain information about the operation of the Public Reference Room by calling the SEC at 202-551-8090. Reports and other information about each Fund are available on the EDGAR Database on the SEC’s Internet site at www.sec.gov. You may also obtain copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Room, 100 F Street, N.E., Washington, DC 20549.

ESD Common Shares are listed on the NYSE under the symbol “ESD,” and EFL Common Shares are listed on the NYSE under the symbol “EFL.” After the Closing Date, ESD Common Shares will continue to be listed on the NYSE under the symbol “ESD.”

The information contained herein concerning ESD and EFL has been provided by, and is included herein in reliance upon, ESD and EFL, respectively.

The Securities and Exchange Commission has not approved or disapproved these securities nor passed upon the accuracy or adequacy of this Proxy Statement/Prospectus. Any representation to the contrary is a criminal offense.

iii

I

II

PROPOSAL 1—TO ELECT THREE CLASS II DIRECTORS TO EFL’S BOARD OF DIRECTORS

Background

In accordance with EFL’s charter, EFL’s Board of Directors is divided into three classes: Class I, Class II and Class III. The terms of office of EFL’s Class II Directors expire at the Meeting. Stockholders are being asked to elect three Class II Directors at the Meeting to hold office until the consummation of the Merger or, if EFL stockholders do not approve the Merger, until the year 2012 Annual Meeting of Stockholders, or thereafter until his successor is duly elected and qualified. The term of office of each of the remaining Class I and Class III Directors expires at the year 2011 or 2010 Annual Meeting of Stockholders, respectively, or thereafter when his or her successor is duly elected and qualified. The effect of these staggered terms is to limit the ability of other entities or persons to acquire control of the Fund by delaying the replacement of a majority of the Board of Directors.

Similarly, in accordance with ESD’s charter, ESD’s Board of Directors is also divided into three classes: Class I, Class II and Class III. The terms of office of ESD’s Class I, Class II and Class III Directors expire at ESD’s 2012, 2010 and 2011 Annual Meetings of Stockholders, respectively, or thereafter when his or her successor is duly elected and qualified. The same individuals (including the nominees for election to EFL’s Board of Directors) serve as the Directors of both ESD and EFL.

The persons named in the proxy intend to vote at the Meeting (unless directed not to vote) FOR the election of the nominees named below. Each of the nominees is currently a member of EFL’s Board of Directors and has indicated that he will serve if elected. However, if any nominee should be unable to serve, the proxy will be voted for any other person determined by the persons named in the proxy in accordance with their judgment.

The following table provides information concerning the nominees for election as Directors of EFL. These individuals are also currently Directors of ESD.

Name, Address and Age	Position(s) Held with the Funds	Length of Term Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(1) Overseen by Nominee (Including the Fund)	Other Directorships Held by Nominee
NON-INTERESTED NOMINEES
Paolo M. Cucchi c/o Chairman of the Fund 620 Eighth Avenue, 49th Floor New York, NY 10018 Birth year: 1941	Director and Member of Audit and Nominating Committees: Class I (ESD), Class II (EFL)	Since 2007 (ESD), Since 2007 (EFL)	Professor of Italian and French languages, Drew University (since 1984); Vice President and Dean of College of Liberal Arts at Drew University (from 1984 to 2008)	23	None

Leslie H. Gelb c/o Chairman of the Fund 620 Eighth Avenue, 49th Floor New York, NY 10018 Birth year: 1937	Director and Member of Audit and Nominating Committees; Class II (ESD), Class II (EFL)	Since 2003 (ESD), Since 1994 (EFL)	President Emeritus and Senior Board Fellow, The Council on Foreign Relations (since 2003); formerly, President, The Council of Foreign Relations; formerly, Columnist, Deputy Editorial Page Editor and Editor, Op-Ed Page, The New York Times	23	Director of two registered investment companies advised by Blackstone Asia Advisors L.L.C. (“Blackstone Advisors”); India Fund, Inc. and Asia Tigers Fund, Inc.

Name, Address and Age	Position(s) Held with the Funds	Length of Term Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(1) Overseen by Nominee (Including the Fund)	Other Directorships Held by Nominee
INTERESTED NOMINEE
R. Jay Gerken, CFA(2) Legg Mason, Inc. 620 Eighth Avenue, 49th Floor New York, NY 10018 Birth year: 1951	Chairman, CEO, President and Director; Class II (ESD), Class II (EFL)	Since 2003 (ESD), Since 2002 (EFL)	Managing Director of Legg Mason, formerly Chairman, President and Chief Executive Officer of Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management Inc. (“CFM”) (from 2002 to 2005); President and Chief Executive Officer of certain mutual funds associated with Legg Mason and its affiliates; Chairman of the Board, Trustee and Director of 161 funds associated with LMPFA or its affiliates; President of LMPFA (since 2006); formerly, Chairman, President and Chief Executive Officer of Travelers Investment Adviser, Inc. (“TIA”) (from 2002 to 2005)	148	Trustee, Consulting Group Capital Markets Fund

The following table provides information concerning the remaining Directors of ESD and EFL:

Name, Address and Age	Position(s) Held with the Funds	Length of Term Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(1) Overseen by Nominee (Including the Fund)	Other Directorships Held by Nominee
NON-INTERESTED DIRECTORS
Carol L. Colman c/o Chairman of the Fund 620 Eighth Avenue, 49th Floor New York, NY 10018 Birth year: 1946	Director and Member of Audit and Nominating Committees; Class I (ESD), Class III (EFL)	Since 2003 (ESD), Since 2002 (EFL)	President, Colman Consulting Co.	23	None

Daniel P. Cronin c/o Chairman of the Fund 620 Eighth Avenue, 49th Floor New York, NY 10018 Birth year: 1946	Director and Member of Audit and Nominating Committees; Class I (ESD), Class III (EFL)	Since 2003 (ESD), Since 2002 (EFL)	Retired; formerly, Associate General Counsel, Pfizer, Inc. (prior to and including 2004)	23	None

William R. Hutchinson c/o Chairman of the Fund 620 Eighth Avenue, 49th Floor New York, NY 10018 Birth year: 1942	Director and Member of Audit and Nominating Committees; Class II (ESD), Class III (EFL)	Since 2003 (ESD), Since 2003 (EFL)	President, W.R. Hutchinson & Associates Inc. (consulting) (since 2001)	23	Director of Associated Banc-Corp.

Riordan Roett c/o Chairman of the Fund 620 Eighth Avenue, 49th Floor New York, NY 10018 Birth year: 1938	Director and Member of Audit and Nominating Committees; Class III (ESD), Class I (EFL)	Since 2003 (ESD), Since 1995 (EFL)	The Sarita and Don Johnston Professor of Political Science and Director of Western Hemisphere Studies, Paul H. Nitze School of Advanced International Studies, The Johns Hopkins University	23	None

Name, Address and Age	Position(s) Held with the Funds	Length of Term Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(1) Overseen by Nominee (Including the Fund)	Other Directorships Held by Nominee
NON-INTERESTED DIRECTORS
Jeswald W. Salacuse c/o Chairman of the Fund 620 Eighth Avenue, 49th Floor New York, NY 10018 Birth year: 1938	Director and Member of Nominating and Audit Committees; Class III (ESD), Class I (EFL)	Since 2003 (ESD), Since 1994 (EFL)	Henry J. Braker Professor of Commercial Law; The Fletcher School of Law & Diplomacy, Tufts University (since 1986); President, Arbitration Tribunal, World Bank/ICSID (since 2004)	23	Director of two registered investment companies advised by Blackstone Advisors

(1)	The term “Fund Complex” means two or more registered investment companies that:
(a)	Hold themselves out to investors as related companies for purposes of investment and investor services; or
(b)	Have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies.

(2)

Mr. Gerken is an “interested person” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), because he is an employee of Legg Mason, the parent company of the Funds’ investment adviser.

Security Ownership of Management

The following table provides information concerning the dollar range of equity securities owned beneficially by each Director and nominee for election as Director as of December 31, 2008:

Name of Director/Nominee	Dollar Range(1) of Equity Securities in ESD	Dollar Range(1) of Equity Securities in EFL	Aggregate Dollar Range(1) of Equity Securities in all Funds Overseen by Director/Nominee in Family of Investment Companies(2)
NON-INTERESTED DIRECTORS
Carol L. Colman	A	B	E
Daniel P. Cronin	D	B	E
Paolo M. Cucchi	A	A	C
Leslie H. Gelb	A	A	A
William R. Hutchinson	C	A	E
Riordan Roett	A	B	B
Jeswald W. Salacuse	A	B	B

INTERESTED DIRECTOR
R. Jay Gerken	C	C	E

(1)	The dollar ranges are as follows: “A” = None; “B” = $1-$10,000; “C” = $10,001-$50,000; “D” = $50,001-$100,000; “E” = Over $100,000.

(2)

“Family of Investment Companies” means any two or more registered investment companies that share the same investment adviser or principal underwriter or hold themselves out to investors as related companies for purposes of investment and investor services.

At May 29, 2009, the Directors and officers of the Funds as a group beneficially owned less than 1% of the outstanding shares of each Fund’s common stock.

No Director or nominee for election as Director who is not an “interested person” of the Funds as defined in the 1940 Act, nor any immediate family members, to the best of the Funds’ knowledge, had any interest in the Funds’ investment adviser, or any person or entity (other than the Funds) directly or indirectly controlling, controlled by, or under common control with Legg Mason as of December 31, 2008.

Director Compensation

Under the federal securities laws, and in connection with the Meeting, the Funds are required to provide to stockholders in connection with the Meeting information regarding compensation paid to the Directors by the Funds, as well as by the various other investment companies advised by LMPFA. The following table provides information concerning the compensation paid to each Director by the Funds and the Fund Complex during the calendar year ended December 31, 2008 and the total compensation paid to each Director during the fiscal years ended October 31, 2008 for ESD and February 28, 2009 for EFL. Certain of the Directors listed below are members of the Funds’ Audit and Nominating Committees, as well as other committees of the boards of certain other investment companies advised by LMPFA. Accordingly, the amounts provided in the table include compensation for service on all such committees. The Funds do not provide any pension or retirement benefits to Directors. In addition, no remuneration was paid during the fiscal years ended October 31, 2008 for ESD and February 28, 2009 for EFL, respectively, to Mr. Gerken who is an “interested person” as defined in the 1940 Act.

Name of Directors	Aggregate Compensation from ESD for Fiscal Year Ended 10/31/08	Aggregate Compensation from EFL for Fiscal Year Ended 02/28/09	Total Compensation from the Funds and Fund Complex(1) for Calendar Year Ended 12/31/08	Directorships(2)
Carol L. Colman	$17,581	$2,185	$232,000	23
Daniel P. Cronin	16,030	1,971	214,000	23
Paolo M. Cucchi	16,030	1,971	215,000	23
Leslie H. Gelb	16,687	2,007	215,000	23
Willian R. Hutchinson	17,769	2,193	239,000	23
Riordan Roett	16,687	2,007	215,000	22
Jeswald W. Salacuse	20,027	2,276	240,000	22

(1)

“Fund Complex” means two or more Funds (a registrant or, where the registrant is a series company, a separate portfolio of the registrant) that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other Funds.

(2)	The numbers indicate the applicable number of investment companies in the Fund Complex overseen by that Director as of December 31, 2008.

Responsibilities of the Board of Directors

Each Fund’s Board of Directors is responsible for ensuring that the Fund is managed in the best interest of its stockholders. The Directors oversee the Funds’ business by, among other things, meeting with the Funds’ management and evaluating the performance of the Funds’ service providers including LMPFA, Western Asset, the Funds’ custodian and the Funds’ transfer agent. As part of this process, the Directors consult with the Funds’ independent auditors and with their own separate independent counsel.

Each Fund’s Board of Directors has four regularly scheduled meetings each year, and additional meetings are scheduled as needed. In addition, each Board has an Audit Committee and a Nominating Committee that meet periodically and whose responsibilities are described below.

During ESD’s fiscal year ended October 31, 2008, ESD’s Board of Directors held four regular meetings and one special meeting. Each Director attended at least 75% of the aggregate number of meetings of the Board and the committees for which he or she was eligible. ESD does not have a formal policy regarding attendance by Directors at annual meetings of stockholders. Mr. Gerken attended ESD’s 2009 Annual Meeting of Stockholders.

During EFL’s fiscal year ended February 28, 2009, EFL’s Board of Directors held four regular meetings and three special meetings. Each Director attended at least 75% of the aggregate number of meetings of the Board and the committees for which he or she was eligible. EFL does not have a formal policy regarding attendance by Directors at annual meetings of stockholders. Mr. Gerken attended EFL’s 2008 Annual Meeting of Stockholders.

Each Fund’s Directors review the Fund’s financial statements, performance and market price as well as the quality of the services being provided to the Fund. As part of this process, the Directors review each Fund’s fees and expenses to determine if they are reasonable and competitive in light of the services being received while also ensuring that each Fund continues to have access to high quality services in the future. Based on these reviews, the Directors periodically make suggestions to the Funds’ management and monitor to ensure that responsive action is taken. The Directors also monitor potential conflicts of interest among the Funds, LMPFA and its affiliates and other funds and clients managed by LMPFA and Western Asset to ensure that each Fund is managed in a manner which is in the best interest of the Fund’s stockholders.

Audit Committee

Each Fund’s Audit Committee is composed of all Directors of that Fund who have been determined not to be “interested persons” of the Fund, LMPFA or its affiliates within the meaning of the 1940 Act, and who are “independent” as defined in the NYSE listing standards. Currently, each Fund’s Audit Committee is composed of Ms. Colman, Messrs. Cronin, Cucchi,

Gelb, Hutchinson, Roett and Salacuse. The principal functions of each Fund’s Audit Committee are: to (a) oversee the scope of the Fund’s audit, the Fund’s accounting and financial reporting policies and practices and its internal controls and enhance the quality and objectivity of the audit function; (b) approve, and recommend to the Independent Board Members (as such term is defined in the Audit Committee Charter) for their ratification, the selection, appointment, retention or termination of the Fund’s independent registered public accounting firm, as well as approving the compensation thereof; and (c) approve all audit and permissible non-audit services provided to the Fund and certain other persons by the Fund’s independent registered public accounting firm.

ESD’s Audit Committee met five times during ESD’s fiscal year ended October 31, 2008. The Audit Committee Charter states that no member of the Committee may serve on the audit committees of more than three public companies, including ESD, unless the Board of Directors determines that such simultaneous service would not impair the ability of such member to serve on the Committee effectively. The Board of Directors has determined that the service by Ms. Colman, Messrs. Cronin, Cucchi, Gelb, Hutchinson, Roett and Salacuse on the audit committees of more than two other public companies does not impair each of their ability to serve effectively on ESD’s Audit Committee. ESD’s Board of Directors adopted an amended Audit Committee Charter at a meeting held on November 17, 2006, a copy of which was filed as Annex A to ESD’s Proxy Statement dated January 26, 2007.

EFL’s Audit Committee met five times during EFL’s fiscal year ended February 28, 2009. EFL’s Board of Directors adopted an amended Audit Committee Charter at a meeting held on November 17, 2006, a copy of which was filed as Annex A to EFL’s Proxy Statement dated May 7, 2007. The Audit Committee Charter states that no member of the Committee may serve on the audit committees of more than three public companies, including EFL, unless the Board of Directors determines that such simultaneous service would not impair the ability of such member to serve on the Committee effectively. The Board of Directors has determined that the service by Ms. Colman, Messrs. Cronin, Cucchi, Gelb, Hutchinson, Roett and Salacuse on the audit committees of more than two other public companies does not impair each of their ability to serve effectively on EFL’s Audit Committee.

Nominating Committee

Each Fund’s Nominating Committee, the principal function of which is to select and nominate candidates for election as Directors of that Fund, is currently composed of Ms. Colman, Messrs. Cronin, Cucchi, Gelb, Hutchinson, Roett and Salacuse. Only Directors who are not “interested persons” of the Funds as defined in the 1940 Act and who are “independent” as defined in the NYSE listing standards are members of the Funds’ Nominating Committees. Each Fund’s Nominating Committee may accept nominees recommended by the Fund’s stockholders as it deems appropriate. Stockholders of a Fund who wish to recommend a nominee should send recommendations to such Fund’s Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Directors. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board of Directors and to serve if elected by the stockholders.

ESD’s Nominating Committee met once during ESD’s fiscal year ended October 31, 2008. ESD’s Board of Directors adopted a Nominating Committee Charter at a meeting held on January 20, 2004, a copy of which was filed as Annex B to ESD’s Proxy Statement dated January 26, 2007.

EFL’s Nominating Committee met once during EFL’s fiscal year ended February 28, 2009. EFL’s Board of Directors adopted a Nominating Committee Charter at a meeting held on January 20, 2004, a copy of which was filed as Annex B to EFL’s Proxy Statement dated May 7, 2007.

Each Fund’s Nominating Committee identifies potential nominees through its network of contacts, and may also engage, if it deems appropriate, a professional search firm. Each Fund’s Nominating Committee meets to discuss and consider such candidates’ qualifications and then chooses a candidate by majority vote. Neither Fund’s Nominating Committee has specific, minimum qualifications for nominees and has not established specific qualities or skills that it regards as necessary for one or more of the Fund’s Directors to possess (other than any qualities or skills that may be required by applicable law, regulation or listing standard). However, as set forth in each Fund’s Nominating Committee Charter, in evaluating a person as a potential nominee to serve as a Director of the Fund, each Fund’s Committee may consider the following factors, among any others it may deem relevant:

•	whether or not the person is an “interested person” as defined in the 1940 Act and whether the person is otherwise qualified under applicable laws and regulations to serve as a Director of the Fund;

•

whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment manager of the Fund, other Fund service providers or their affiliates;

•	whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes;

•	whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Director of the Fund;

•

the contribution which the person can make to the Board and the Fund (or, if the person has previously served as a Director of the Fund, the contribution which the person made to the Board during his or her previous term of service), with consideration being given to the person’s business and professional experience, education and such other factors as the Committee may consider relevant;

•	the character and integrity of the person; and

•	whether or not the selection and nomination of the person would be consistent with the requirements of the Fund’s retirement policies.

Officers

Each Fund’s executive officers are chosen each year at a regular meeting of the Board of Directors of the Fund, to hold office until their respective successors are duly elected and qualified. The same individuals serve as officers of both ESD and EFL. In addition to Mr. Gerken, each Fund’s Chairman, CEO and President, the executive officers of the Funds currently are:

Name, Address and Age	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years
Kaprel Ozsolak Legg Mason 55 Water Street New York, NY 10041 Birth year: 1965	Chief Financial Officer and Treasurer	Since 2007 (ESD), Since 2007 (EFL)	Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; Formerly, Controller of certain mutual funds associated with certain predecessor firms of Legg Mason (2002–2004)

Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor New York, NY 10018 Birth year: 1951	Chief Compliance Officer	Since 2006 (ESD), Since 2006 (EFL)	Director of Global Compliance at Legg Mason (since 2006); Managing Director of Compliance at Legg Mason, (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason (since 2006); Managing Director of Compliance at Legg Mason or its predecessors (2002–2005). Prior to 2002, Managing Director—Internal Audit & Risk Review at Citigroup Inc.

Robert I. Frenkel Legg Mason 300 First Stamford Place Stamford, CT 06902 Birth year: 1954	Secretary and Chief Legal Officer	Since 2003 (ESD), Since 2003 (EFL)	Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessor (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); formerly, Secretary of CFM (2001–2004)

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, and Section 30(h) of the 1940 Act in combination require each Fund’s Directors and principal officers, persons who own more than 10% of the Fund’s common stock, LMPFA and Western Asset and their respective directors and principal officers, to file reports of ownership and changes in ownership with the SEC and the NYSE. These persons and entities are required by SEC regulation to furnish each Fund with copies of all such forms they file. Based solely on a review of these forms furnished to each Fund, ESD believes that for its fiscal year ended October 31, 2008, and EFL believes that for its fiscal year ended February 28, 2009, all relevant persons have complied with applicable filing requirements.

Report of the Audit Committee (EFL)

Pursuant to a meeting of the Audit Committee on April 23, 2009, the Audit Committee reports that it has: (i) reviewed and discussed EFL’s audited financial statements for the fiscal year ended February 28, 2009 with management; (ii) discussed with KPMG LLP (“KPMG”), the independent registered public accounting firm of EFL, the matters required to be discussed by Statement on Auditing Standards No. 61; and (iii) previously received written confirmation from KPMG that it is independent and written disclosures regarding such independence as required by applicable SEC rules, and discussed with KPMG the independent registered public accounting firm’s independence.

Pursuant to the Audit Committee Charter adopted by EFL’s Board, the Audit Committee is responsible for conferring with EFL’s independent registered public accounting firm, reviewing annual financial statements and recommending the selection of EFL’s independent registered public accounting firm. The Audit Committee advises the full Board with respect to accounting, auditing and financial matters affecting EFL. The independent registered public accounting firm is responsible for planning and carrying out the proper audits and reviews of EFL’s financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States of America.

The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are responsible for oversight. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the independent registered public accounting firm. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principals and policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not provide assurance that the audit of EFL’s financial statements has been carried out in accordance with generally accepted accounting standards or that the financial statements are presented in accordance with generally accepted accounting principles.

Based on the review and discussions referred to in items (i) through (iii) above, the Audit Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in EFL’s annual report for EFL’s fiscal year ended February 28, 2009.

Submitted by the Audit Committee

of the Fund’s Board of Directors

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

Leslie H. Gelb

William R. Hutchinson

Riordan Roett

Jeswald W. Salacuse

April 23, 2009

Board Recommendation and Required Vote

Directors are elected by a plurality of the votes cast by the holders of EFL Common Shares present in person or represented by proxy at a meeting at which a quorum is present. For purposes of the election of Directors, abstentions and broker non-votes will not be considered “votes cast,” and do not affect the plurality vote required for Directors.

EFL’s Board of Directors unanimously recommends that stockholders of EFL vote FOR each of the nominees for Director.

PROPOSAL 2—TO APPROVE THE MERGER OF EFL WITH AND INTO ESD IN ACCORDANCE WITH THE MARYLAND GENERAL CORPORATION LAW

SUMMARY

This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Proxy Statement/Prospectus and the Agreement and Plan of Merger, a form of which is attached to this Proxy Statement/Prospectus as Appendix A.

Background

EFL’s primary investment objective is to seek to maintain a high level of current income by investing at least 80% of its net assets plus any borrowings for investment purposes in floating-rate debt securities of emerging market sovereign and corporate issuers, including fixed-rate securities with respect to which EFL has entered into interest rate swaps to effectively convert the fixed-rate interest payments received into floating-rate interest payments. As a secondary objective, EFL seeks capital appreciation.

Recent debt issuance by emerging market issuers have been overwhelmingly fixed-rate in nature. In 1994, when EFL commenced operations, 53% of the total outstanding issuance of emerging market bonds was floating-rate in nature; at that time fixed-rate bonds represented 47% of the total. In contrast, in 2007, only 2% of the total outstanding issuance of emerging market bonds was floating-rate in nature, whereas fixed-rate bonds represented 98% of the total.

In addition, the market in 1994 was dominated by Brady bonds, which were primarily floating-rate issuances. From a peak close to US$150 billion in the mid-1990s, Brady debt has been aggressively retired by nearly every country in the past ten years, with much of the financing coming from new issuance of local currency-denominated fixed-rate debt. Research by Western Asset, EFL’s and ESD’s sub-adviser, indicates that the outstanding amount of floating-rate emerging market debt is currently approximately $4.2 billion, as measured in U.S. dollars. In addition, there are no more Brady bonds left outstanding in Brazil, Argentina, Mexico or Venezuela, and the only Brady debt left, comprising the US$4.2 billion total, is a smattering of debt issued by smaller countries such as Peru. Further, in 2008 Peru announced a plan to retire half of its outstanding Brady debt.

Accordingly, LMPFA and Western Asset each believes that adherence to an investment objective and investment policies that require 80% of EFL’s assets to be invested in floating-rate emerging market debt is both impractical to achieve and detrimental to EFL stockholders.

Proposed Merger

In light of the developments described above in the markets for floating-rate emerging market debt securities and the beliefs of LMPFA and Western Asset, the Board of EFL believes the Merger of EFL into ESD, a Fund that invests in a much broader range of emerging market debt securities, would benefit EFL stockholders by allowing them to continue to have exposure to emerging markets through a Fund with more viable investment strategies. In addition, the Board of EFL believes that combining the two Funds could benefit EFL stockholders by providing the potential for economies of scale, a lower operating expense ratio and enhanced market liquidity due to the increase in float of the combined Fund’s shares.

At a meeting held on February 13 and 14, 2008, the Boards of EFL and ESD, including all of the Independent Directors, unanimously approved the Agreement and Plan of Merger with respect to each Fund. At a meeting held on February 4 and 5, 2009, the Board of Directors of each Fund voted to proceed with its plan to solicit the approval of Fund shareholders for the Merger. As a result of the Merger:

•

each EFL Common Share will convert into an equivalent dollar amount (to the nearest $0.001) of full ESD Common Shares, based on the net asset value per share of each Fund calculated at 4:00 p.m. on the Business Day preceding the Closing Date;

•

each holder of EFL Common Shares will become a holder of ESD Common Shares and will receive, on the Closing Date, that number of ESD Common Shares having an aggregate net asset value (disregarding fractional shares) equal to the aggregate net asset value of such stockholder’s EFL Common Shares as of the close of business on the Business Day preceding the Closing Date; and

•

ESD will not issue any fractional Common Shares to its stockholders. In lieu thereof, ESD will pay cash to each former holder of EFL Common Shares in an amount equal to the value of the fractional ESD Common Shares that investor would otherwise have received in the Merger.

If the Merger is not approved, EFL will continue as a separate investment company, and the Board of EFL will consider such alternatives as it determines to be in the best interests of stockholders, including re-proposing the Merger.

For the reasons set forth below in “Information About the Proposed Merger—Reasons for the Merger and Board Considerations,” the Board of EFL, including all of the Independent Directors, has concluded that the Merger would be in the best interests of EFL, and that the interests of the holders of Common Shares of EFL would not be diluted as a result of the Merger. The Board, therefore, is hereby submitting the Merger to the holders of EFL Common Shares and recommends that stockholders of EFL vote “FOR” the Merger.

Because the Merger has been approved by at least 75% of EFL’s “Continuing Directors” as that term is defined in EFL’s Charter, approval of the Merger requires the affirmative vote of the holders of a majority of the outstanding EFL Common Shares. See “Voting Information” below. If stockholders of EFL approve the Merger, the Closing Date of the Merger is expected to be on or about July 31, 2009. Under the Maryland General Corporation Law, the stockholders of ESD are not required to approve the Merger. Furthermore, because of the comparative sizes of ESD and EFL, NYSE rules also do not require stockholders of ESD to approve the Merger.

Prior to completion of the Merger, EFL and ESD will each have received an opinion of Simpson Thacher & Bartlett LLP to the effect that the Merger will qualify as a tax-free reorganization for federal income tax purposes. Accordingly, for federal income tax purposes, (i) no gain or loss will generally be recognized by EFL or the holders of EFL Common Shares as a result of the Merger, (ii) the aggregate tax basis of the ESD Common Shares (including holders of fractional ESD Common Shares purchased by ESD) received by the holders of EFL Common Shares will be the same as the aggregate tax basis of the holders’ EFL Common Shares and (iii) a holder’s holding period for ESD Common Shares (including that of fractional ESD Common Shares purchased by ESD) will generally be determined by including the period for which he or she held EFL Common Shares converted pursuant to the Merger, provided that such shares were held as capital assets. Holders of EFL Common Shares may, however, recognize gain or loss with respect to cash such holders receive pursuant to the Merger in lieu of fractional shares. For more information about the federal income tax consequences of the Merger, see “Information about the Proposed Merger—Federal Income Tax Consequences” below.

Comparison of Investment Objectives, Principal Investment Strategies and Principal Risks

There are several differences between the investment objectives and policies of ESD and EFL.

EFL’s primary investment objective is to maintain a high level of current income by investing primarily in a portfolio of floating-rate debt securities of emerging market sovereign and corporate issuers. As a secondary objective, EFL seeks capital appreciation. In contrast, ESD’s primary investment objective is total return. High current income is a secondary investment objective of ESD.

Under normal conditions, EFL invests at least 80% of its net assets plus any borrowings for investment purposes in floating-rate debt securities of emerging market sovereign and corporate issuers, including fixed-rate securities with respect to which the Fund has entered into interest rate swaps to effectively convert the fixed-rate interest payments received into floating-rate interest payments, as defined in EFL’s prospectus. EFL may also invest up to 20% of its total assets in a broad range of other U.S. and non-U.S. fixed income securities, including, but not limited to corporate bonds, loans, mortgage and asset backed securities, preferred stock and sovereign debt, and derivative instruments of the foregoing securities. Under normal circumstances, EFL invests in securities of issuers located in at least four countries.

In general, ESD has broader, more flexible investment policies than EFL, some of which may expose EFL shareholders to greater risk than they currently have with EFL. Under normal market conditions, ESD seeks to maximize total return and achieve high current income by primarily investing in a portfolio of debt securities of emerging market issuers. Under normal market conditions, ESD will invest at least 80% of its managed assets in debt securities of emerging market issuers. ESD may invest up to 20% of its managed assets in other types of securities, including, but not limited to, equity securities. ESD has no policy providing that, under normal market conditions, it will invest in securities of issuers located in a certain number of countries.

The current investment objectives and policies of ESD will continue unchanged if the Merger occurs.

Neither Fund is intended to be a complete investment program, and there is no assurance that either Fund will achieve its objectives.

The preceding summary of the Funds’ investment objectives and certain policies should be considered in conjunction with the discussion below under “Comparison of Investment Objectives, Strategies and Principal Risks of Investing in the Funds—Investment Objectives,” “—Principal Investment Strategies,” “—Fundamental Investment Restrictions” and “—Risk Factors.”

Effect on Expenses

As a result of the Merger, total expenses paid by EFL stockholders are expected to decline from 1.70% (for the fiscal year ended February 28, 2009) to approximately 1.22% (excluding interest expense) in the combined Fund, assuming ESD maintains its current amount of leverage and assuming average daily net assets plus borrowings of up to $700 million. Including interest expense, total expenses paid by EFL stockholders are expected to decline from 1.70% to 1.32%. If ESD were to increase the amount of leverage to its maximum of 33%, then the total expenses paid by EFL stockholders would be approximately 1.62% (excluding interest expense) and approximately 3.11% (including interest expense based on interest rates of reverse repurchase agreements as of February 28, 2009 in similar funds) in the combined Fund. Western Asset, on behalf of ESD, intends to employ leverage, if at all, in the best interest of shareholders in light of market conditions.

Fee Table and Expense Example

The tables below (1) compare the estimated fees and expenses of each Fund, as of February 28, 2009, and (2) show the estimated fees and expenses of the combined Fund, on a pro forma basis, as if the Merger occurred on February 28, 2009. The estimates are based on the contracts and agreements in effect as of February 28, 2009 and reflect the operating expense accrual rates on that date, which are based on each Fund’s net assets as of February 28, 2009. Accordingly, the actual fees and expenses of each Fund and the combined Fund as of the Closing Date of the Merger may differ from those reflected in the tables below due to changes in net assets from those at February 28, 2009. No amount of any prior fee waiver or expense reimbursement to ESD or EFL may be recovered by any person.

At a meeting held on February 13 and 14, 2008, the Board of ESD approved a change to the investment management fee ESD pays LMPFA that would become effective upon the closing of the Merger. As a result, after the Merger, the combined Fund will pay LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 0.85% of the combined Fund’s average daily net assets plus any borrowings for the first $700 million and 0.80% of average daily net assets plus any borrowings for amounts greater than $700 million. As of February 28, 2009, EFL had total net assets of $42 million and ESD had total net assets of $408 million. As of February 28, 2009, ESD did not have any borrowings. Thus, additional savings are possible if, after the Merger, ESD’s average daily net assets plus borrowings increase to over $700 million, either as a result of an increase in net assets or an increase in leverage.

Changes in net assets may result from market appreciation or depreciation and other factors occurring between February 28, 2009 and the Closing Date of the Merger. As a general matter, changes (positive or negative) in a Fund’s expense ratio resulting from fluctuations in the Fund’s net assets will be borne by the stockholders of that Fund and the combined Fund. For information concerning the net assets of each Fund as of February 28, 2009, please see “Capitalization.”

The estimated expenses of ESD and EFL as of February 28, 2009 and pro forma expenses following the proposed Merger are set forth below. The percentages in the table below are percentages of the Funds’ net assets attributable to Common Shares.

Fee Table

	Pre-Reorganization
	EFL (Target Fund)	ESD (Acquiring Fund)	Pro Forma Combined Fund
Management Fee	1.05%	0.88%	0.88	%(1)
Other expenses	0.65%	0.36%	0.34%
Interest expense	—	0.11%	0.10%

Total annual fund operating expenses excluding interest expense	1.70%	1.24%	1.22%

Total annual fund operating expenses including interest expense	1.70%	1.35%	1.32%

(1)

The management fee is 0.85% of the combined Fund’s average daily net assets plus any borrowings for the first $700 million and 0.80% of average daily net assets plus any borrowings for amounts greater than $700 million. The table assumes average daily net assets plus borrowings of up to $700 million. If the amount was greater than $700 million, then the total annual fund operating expenses would be lower.

Example

The following example helps you compare the costs of investing in the Funds’ Common Shares with the costs of investing in other funds. The example assumes that you invest $1,000 in Common Shares for the periods shown, that your investment has a 5% return each year, that you reinvest all distributions and dividends and that the Funds’ operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
EFL	$17	$53	$92	$200
ESD	$14	$43	$74	$162
Pro Forma Combined Fund(1)	$13	$41	$72	$159

(1)	Assumes average daily net assets plus any borrowings of up to $700 million.

COMPARISON OF INVESTMENT OBJECTIVES, STRATEGIES AND PRINCIPAL RISKS OF INVESTING IN THE FUNDS

The following chart lists the investment objectives, principal investment policies and fundamental investment restrictions of EFL and ESD and describes the principal differences between the Funds’ respective policies. The chart provides EFL stockholders with a means of comparing the investment objectives, policies and strategies of EFL with those of ESD.

Investment Objectives

EFL (Target Fund)	ESD (Acquiring Fund)	Differences Between Funds
EFL’s investment objective is to maintain a high level of current income by investing primarily in a portfolio of floating-rate debt securities of emerging market sovereign and corporate issuers. As a secondary objective, EFL seeks capital appreciation.	ESD’s primary investment objective is total return. High current income is a secondary investment objective of ESD.	EFL emphasizes current income with a secondary emphasis on capital appreciation, and focuses on floating-rate securities; ESD emphasizes total return with a secondary emphasis on current income.

Principal Investment Strategies

EFL (Target Fund)	ESD (Acquiring Fund)	Differences Between Funds
Under normal conditions, EFL invests at least 80% of its net assets plus any borrowings for investment purposes in floating-rate debt securities of emerging market sovereign and corporate issuers, including fixed-rate securities with respect to which the fund has entered into interest rate swaps to effectively convert the fixed-rate interest payments received into floating-rate interest payments.	Under normal market conditions, ESD seeks to maximize total return and achieve high current income by primarily investing in a portfolio of debt securities of emerging market issuers. Under normal market conditions, ESD invests at least 80% of the sum of its average daily net assets plus the amount of any leverage through borrowing, including loans from certain financial institutions, the use of reverse repurchase agreements and the issuance of debt securities (collectively, “borrowings”) and assets attributable to any shares of preferred stock (“ESD Preferred Shares”) that may be outstanding (“managed assets”) in debt securities of emerging market issuers.	Both Funds require 80% of their assets to be invested in debt securities of emerging market sovereign and corporate issuers; however, EFL’s focus is on floating-rate securities that produce income whereas ESD’s focus is to maximize total return first, with income secondary, and ESD may invest in fixed- and floating-rate securities. ESD is permitted to use interest rate swaps, but may elect not to despite its investment objectives.

EFL may invest up to 20% of its total assets in a broad range of other U.S. and non-U.S. fixed-income securities, including, but not limited to corporate bonds, loans, mortgage and asset backed securities, preferred stock and sovereign debt, and derivative instruments of the foregoing securities.	ESD may invest up to 20% of its managed assets in other types of securities, including, but not limited to, equity securities.	ESD may invest a portion of its assets in equity securities; otherwise these policies are effectively identical.

Under normal circumstances, EFL invests in securities of issuers located in at least four countries.	No corresponding policy	ESD has no explicit requirement to invest in a minimum number of countries.

EFL may invest up to 50% of its total assets in non-dollar-denominated securities.	ESD may invest in securities denominated in currencies of emerging market countries.	EFL may invest only up to 50% of its assets in non-dollar-denominated securities; ESD has no such limit.

EFL (Target Fund)	ESD (Acquiring Fund)	Differences Between Funds
There is no minimum rating requirement for the debt securities in which EFL invests. However, EFL anticipates that under normal market conditions no more than 20% of its total assets will be rated, at the time of investment, below “B” by Moody’s Investors Service (“Moody’s”) or Standard & Poor’s Ratings Service (“S&P”), or will be unrated and of comparable quality.	ESD usually attempts to maintain a portfolio with a weighted average credit quality rated B3 or above by Moody’s or B-or above by S&P. There is no minimum rating criteria for ESD’s investments in such securities. ESD may invest substantially all of its total assets in high yield, lower quality securities.	Neither Fund has a minimum rating for portfolio securities; EFL may invest only 20% of its assets in securities rated below B, whereas ESD attempts to maintain an average credit quality of at least B3/B-.

EFL is not required to dispose of a debt security if its credit rating or credit quality declines.	ESD is not required to dispose of a debt security if its credit rating or credit quality improves or declines after purchase.	These policies are effectively identical.

EFL’s Manager is free to invest in debt securities of any maturity.	No corresponding policy	These policies are effectively identical; ESD has no explicit guidelines on the maturity of the securities in which is may invest.

Under market conditions prevailing at the time of EFL’s prospectus in 1994, EFL’s portfolio was expected to have an interest rate sensitivity (i.e., “duration”) of approximately one year or less.	ESD’s average portfolio duration will normally be within one to nine years based on the forecast of ESD’s Manager for interest rates.	ESD has a stated duration range of one to nine years. EFL had a stated duration of one year or less at the time of its initial offering in 1994, but has no limit on duration.

EFL’s investment in emerging market sovereign debt securities will consist of floating- or fixed-rate (i) debt securities or obligations issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions located in emerging market countries (including participations in loans between governments and financial institutions), (ii) debt securities or obligations issued by government owned, controlled or sponsored entities located in emerging market countries, and (iii) interests in issuers organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the entities described above.

EFL’s emerging market corporate debt securities may include debt securities or obligations issued by (i) banks located in emerging market countries or by branches of emerging market country banks located outside the country or (ii) companies organized under the laws of an emerging market country.

ESD’s investments in debt securities of emerging market issuers will include dollar and non-dollar-denominated: (a) debt obligations issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities, including Brady bonds; (b) debt obligations of supranational entities; (c) debt obligations and other fixed-income securities of foreign corporate issuers; (d) debt obligations of U.S. corporate issuers; (e) debt securities issued by corporations that generate significant profits from emerging market countries; and (f) structured securities, including but not limited to, warrants, options and other derivatives, whose price is directly linked to emerging market securities or indices.

ESD may invest in floating- and variable-rate obligations.

ESD may invest in all types of debt securities of governmental issuers in all countries, including emerging markets countries. These sovereign debt securities may include fixed-income securities issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions located in

Together with the Funds’ other policies discussed in this section, the key difference is the requirement of EFL to invest 80% of its assets in floating-rate or synthetic floating-rate securities. Also, ESD allows for investment in a broader range of emerging market debt securities. All securities in which EFL may invest are also permissible under ESD’s investment policies.

EFL (Target Fund)	ESD (Acquiring Fund)	Differences Between Funds
emerging market countries; fixed-income securities issued by government owned, controlled or sponsored entities located in emerging market countries; interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the above issuers; Brady bonds, which are debt securities issued under the framework of the Brady Plan as a means for debtor nations to restructure their outstanding external indebtedness; participations in loans between emerging market governments and financial institutions; or fixed-income securities issued by supranational entities such as the International Bank for Reconstruction and Development (the “World Bank”) or the European Economic Community.

No corresponding policy	ESD may invest up to 20% of its managed assets in all types of equity securities. Equity securities include common stocks traded on an exchange or in the over the counter market, preferred stocks, warrants, rights, convertible securities, depositary receipts, trust certificates, limited partnership interests, shares of other investment companies and REITs. Except as otherwise indicated, convertible securities are not subject to any minimum credit quality requirements.	Unlike EFL, ESD has a policy explicitly allowing it to invest a portion of its assets in equity securities. However, EFL has policies allowing for the conversion of convertible securities and for investments in warrants and certain investment companies.

In connection with the purchase of fixed-rate emerging market sovereign or corporate debt securities or fixed-rate U.S. corporate debt securities, EFL may enter into interest rate swap agreements to effectively convert the fixed-rate interest payments it received with respect to such fixed-rate debt securities it holds into floating-rate interest payments, thereby creating synthetic floating-rate instruments.	No corresponding policy	ESD’s investment policies allow for the creation of such synthetic floating-rate securities but, unlike EFL’s policies, do not require a certain percentage of assets to be invested in floating-rate or synthetic floating-rate securities.

EFL may invest in floating- and fixed-rate loans arranged through private negotiations between an emerging market sovereign entity and one or more financial institutions. EFL may invest in such loans in the form of participations in loans and assignments of all or a portion of loans from third parties. EFL considers these investments to be investments in emerging market sovereign debt securities for purposes of the prospectus, and based upon the current position of the staff of the SEC, EFL will treat investments in participations and assignments as illiquid for purposes of its limitation on investments in illiquid securities.	ESD may invest in fixed- and floating-rate loans issued by banks and other corporations, which investments generally will be in the form of loan participations and assignments of portions of such loans.	Both Funds may invest in loans, but EFL contemplates investing in loans involving foreign sovereigns.

EFL (Target Fund)	ESD (Acquiring Fund)	Differences Between Funds
EFL may invest up to 15% of its total assets in zero coupon securities and pay-in-kind bonds, and a substantial portion of EFL’s sovereign debt securities may be acquired at a discount.	ESD may invest in zero-coupon bonds, step-ups and payment-in-kind securities.	EFL is subject to a 15% limit on zero-coupon securities and pay-in-kind securities; ESD has no such limits.

Included among the issuers of emerging market debt securities in which EFL may invest are entities organized and operated solely for the purpose of restructuring the investment characteristics of various securities. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments and the issuance by that entity of one or more classes of securities backed by, or representing interest in, the underlying instruments. EFL is permitted to invest in a class of structured investments that is either subordinated or unsubordinated to the right of payment of another class.	ESD may invest in “structured” notes and other related instruments, which are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets, such as indices reflecting bonds. Structured instruments may be issued by corporations, including banks, as well as by governmental agencies.	These policies are effectively identical.

EFL may invest in convertible securities for temporary purposes.	ESD may invest in convertible securities.	EFL may invest in convertible securities only for temporary purposes; ESD has no such restriction.

EFL may invest in warrants for equity securities that are acquired as units with debt instruments and warrants for debt securities.	ESD may invest in warrants.	No difference.

At times, EFL intends to utilize leverage by borrowing or by issuing shares of preferred stock or short-term debt securities. EFL intends to leverage in an amount up to 33 1/3% of its total assets including the amount obtained from leverage.	Under current market conditions, ESD intends to borrow or utilize leverage principally through borrowing from certain financial institutions and entering into reverse repurchase agreements in an aggregate amount of up to approximately 33% of its total assets (including the amount borrowed). In addition, ESD may engage in additional reverse repurchase agreements and similar investment management techniques which provide leverage, but which are not subject to the asset coverage requirement and 33% limitation described above by establishing a segregated account as described above.	These policies are effectively identical.

EFL may enter into reverse repurchase agreements with any member of the Federal Reserve System and any broker-dealer or any foreign bank that has been determined by EFL’s Manager to be creditworthy.	ESD may use reverse repurchase agreements as part of its investment strategy.	There are no significant differences between these policies; EFL has an explicit limit on the counterparties to eligible reverse repurchase agreements. The Manager monitors the creditworthiness of the counterparties for EFL and ESD.

EFL (Target Fund)	ESD (Acquiring Fund)	Differences Between Funds
EFL may, in addition to engaging in the transactions described above, borrow money for temporary or emergency purposes in an amount not exceeding 5% of the value of the fund’s total assets (including the amount borrowed).	No corresponding policy	EFL has no such policy, but the Funds are effectively identical in this regard as EFL’s policy recites a provision of the 1940 Act, which is equally applicable to ESD.

EFL may from time to time engage in certain strategies generally for hedging or other risk management purposes or in furtherance of the fund’s investment objectives and policies. EFL may use these strategies to attempt to protect against possible changes in the market value of EFL’s portfolio resulting from fluctuations in the securities markets and changes in interest rates, to protect the fund’s unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to establish a position in the securities markets as a temporary substitute for purchasing particular securities, to seek to enhance income or gain or to attempt to achieve the economic equivalent of floating-rate interest payments with respect to fixed-rate interest payments on fixed-rate debt securities it holds. As part of its strategies, EFL may purchase and sell futures contracts, it may purchase and sell exchange-listed and over-the-counter put and call options on securities, financial indices and futures contracts, it may enter into the interest rate swap transactions discussed above, purchase interest rate caps, floors and collars and sell interest rate caps, floors and collars that it has purchased, and it may enter into other similar transactions which may be developed in the future to the extent the Manager determines that they are consistent with EFL’s investment objectives and policies and applicable regulatory requirements.

ESD may use various investment strategies described below to hedge market risks (such as broad or specific market movements, interest rates and currency exchange rates), to manage the effective maturity or duration of debt instruments held by ESD, or to seek to increase the fund’s income or gain. ESD may enter into credit default swap contracts for hedging purposes or to add leverage to the portfolio.

ESD may engage in currency transactions with counterparties to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value or to generate income or gain. Currency transactions include currency forward contracts, exchange-listed currency futures contracts and options thereon, exchange-listed and OTC options on currencies and currency swaps.

ESD may use a variety of derivative instruments as part of its investment strategies or for hedging or risk management purposes. Examples of derivative instruments that the fund may use include options contracts, futures contracts, options on futures contracts, credit default swaps and swap agreements.

As part of its strategies, ESD may purchase and sell futures contracts, purchase and sell (or write) exchange-listed and over-the-counter put and call options on securities, financial indices and futures contracts, enter into various interest rate and currency transactions and enter into other similar transactions which may be developed in the future to the extent the Manager determines that they are consistent with the fund’s investment objectives and policies and applicable regulatory requirements. ESD may use any or all of these techniques at any time, and the use of any particular derivative transaction will depend on market conditions.

There are effectively no significant differences between these policies; both Funds may invest in a broad range of derivative instruments for hedging as well as in pursuit of their investment objectives.

EFL (Target Fund)	ESD (Acquiring Fund)	Differences Between Funds
EFL may enter into repurchase agreements for cash management purposes.	ESD may enter into repurchase agreements for cash management purposes.	No difference.

EFL may purchase securities on a when-issued or delayed-delivery basis.	ESD may purchase securities on a firm commitment basis, including when-issued securities. The fund may also invest in delayed-delivery securities.	These policies are effectively identical.

EFL may lend portfolio securities. EFL does not currently intend to make loans of portfolio securities with a value in excess of 5% of the value of its total assets.	ESD may lend portfolio securities to brokers or dealers or other financial institutions.	EFL to date has not loaned securities up to 5% of its total assets; ESD has no such formal limit but may not lend securities in excess of approximately 33% of its assets under applicable rules and regulations. While both Funds may lend portfolio securities, neither Fund currently does nor has any intention to do so.

EFL may invest without limitation in illiquid securities. EFL may purchase certain restricted securities eligible for sale to qualified institutional buyers as contemplated by Rule 144A under the Securities Act.

ESD may invest up to 15% of its managed assets in illiquid securities, which are securities that cannot be sold within seven days at a price which the fund would determine to be fair value.

ESD may purchase Rule 144A securities for which there is a secondary market of qualified institutional buyers, as defined in Rule 144A promulgated under the Securities Act.

ESD may purchase securities for which there is a limited trading market or which are subject to restrictions on resale to the public.

ESD is subject to a 15% limit on investments in illiquid securities; EFL has no such limit.

EFL may invest in investment funds, other than those for which the Manager serves as investment adviser or sponsor, which invest principally in securities in which EFL is authorized to invest.	ESD may invest in REITs and other investment companies, subject to 1940 Act limitations.	ESD is explicitly able to invest in REITs; otherwise, these policies are effectively identical.

EFL may invest in dollar rolls, asset-backed securities and mortgaged-backed securities.	EFL may invest in dollar rolls, asset-backed securities and mortgage-backed securities.	No difference.

There may be times when, in the judgment of the Manager, conditions in the securities markets would make pursuing EFL’s basic investment strategy inconsistent with the best interests of EFL’s stockholders. While and for so long as such conditions prevail in the securities markets, the Manager may employ alternative strategies, including investment of up to 100% of EFL’s assets in securities rated higher than “Ba” by Moody’s or “BB” by S&P, or in unrated securities of comparable quality.

Upon the Manager’s recommendation, for temporary defensive purposes, ESD may deviate from its investment objectives and policies and invest some or all of its managed assets in investments of non-corporate issuers, including high-quality, short-term debt securities. ESD may not achieve its investment objectives when it does so.

In anticipation of or in response to adverse market conditions, for cash management purposes, or for defensive purposes, ESD may invest up to 100% of its managed assets in cash equivalents and short-term fixed-income securities.

These policies are effectively identical.

EFL (Target Fund)	ESD (Acquiring Fund)	Differences Between Funds
EFL recently removed its restrictions on portfolio turnover.	ESD may engage in active and frequent trading to achieve its principal investment strategies. This may lead to the realization and distribution to stockholders of higher capital gains, which would increase their tax liability. Frequent trading also increases transaction costs, which could detract from ESD’s performance.	There is effectively no difference between the Funds in this regard.

Fundamental Investment Restrictions

The following restrictions, along with the Funds’ investment objectives, are each Fund’s only fundamental policies—that is, policies that cannot be changed without the approval of the holders of a “1940 Act Majority” of the Fund’s outstanding voting securities. As used in this Proxy Statement/Prospectus, a “1940 Act Majority” means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares.

With respect to each Fund, the other policies and investment restrictions referred to in this Proxy Statement/Prospectus are not fundamental polices of the Fund and may be changed by the Fund’s Board without stockholder approval. If a percentage restriction set forth below is adhered to at the time a transaction is effected, later changes in percentage resulting from any cause other than actions by the Fund will not be considered a violation.

EFL (Target Fund)	ESD (Acquiring Fund)	Differences Between Funds
EFL may not purchase any securities which would cause more than 25% of the value of its total assets at the time of such purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to investment in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or repurchase agreements collateralized by any of such obligations.	ESD may not concentrate its investments in a particular industry or group of industries, as that term is used in the 1940 Act, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.	These restrictions are effectively identical as EFL’s restriction basically recites the understanding of concentration under the 1940 Act.

EFL may not issue senior securities or borrow money, except for (a) preferred stock and other senior securities (including borrowing money, including on margin if margin securities are owned, entering into reverse repurchase agreements and entering into similar transactions) not in excess of 33 1/3% of its total assets, and (b) borrowings up to 5% of its total assets (including for clearance of transactions, repurchase of its shares or payment of dividends), without regard to the amount of senior securities outstanding under clause (a) above; provided, however, that the Fund’s obligations under when-issued and delayed delivery transactions and similar transactions and reverse repurchase agreements are not treated as senior securities if covering assets are appropriately segregated, and the use of hedging transactions shall not be deemed to involve	ESD may not borrow money or issue any senior security, except to the extent permitted under the 1940 Act and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.	These restrictions are effectively identical as EFL’s restriction basically recites the 1940 Act exceptions to the general restriction on borrowing.

EFL (Target Fund)	ESD (Acquiring Fund)	Differences Between Funds
the issuance of a “senior security” or a “borrowing”; for purposes of clauses (a) and (b) above, the term “total assets” shall be calculated after giving effect to the net proceeds of senior securities issued by EFL reduced by any liabilities and indebtedness not constituting senior securities except for such liabilities and indebtedness as are excluded from treatment as senior securities by this investment restriction. EFL’s obligations under interest rate swaps are not treated as senior securities.

EFL may not purchase or sell commodities or commodity contracts, including futures contracts and options thereon, except that the fund may engage in hedging transactions.	ESD may not purchase or sell commodities, commodities contracts or oil, gas or mineral programs. This restriction shall not prohibit the Fund, subject to restrictions described in the prospectus and elsewhere in the statement of additional information, from purchasing, selling or entering into futures contracts, options on futures contracts, forward contracts, or any interest rate, securities-related or other hedging instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws.	These restrictions are effectively identical.

EFL may not make loans, except that EFL may (a) purchase and hold debt instruments (including commercial paper notes, bonds, debentures or other secured or unsecured obligations and certificates of deposit, bankers’ acceptances and fixed time deposits) in accordance with its investment objectives and policies; (b) invest in or purchase loans through participations and assignments; (c) enter into repurchase agreements with respect to portfolio securities; and (d) make loans of portfolio securities.	ESD may not make loans, except to the extent permitted under the 1940 Act and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.	These restrictions are effectively identical.

EFL may not underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter.	ESD may not act as an underwriter of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.	No difference.

EFL may not purchase real estate, real estate mortgage loans or real estate limited partnership interests (other than securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein).	ESD may not purchase or sell real estate, although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein.	These restrictions are effectively identical.

EFL (Target Fund)	ESD (Acquiring Fund)	Differences Between Funds
EFL may not purchase shares of other investment companies in an amount exceeding the limits set forth in the 1940 Act and the rules thereunder.	No corresponding restriction	These Funds are effectively identical in this regard as ESD, as a registered investment company, is subject to the 1940 Act’s restrictions.

EFL may not make short sales of securities or purchase securities on margin (except for delayed delivery or when-issued transactions, such short-term credits as are necessary for the clearance of transactions, and margin deposits in connection with transactions in futures contracts, options on futures contracts and options on securities and securities indices).	An additional investment restriction adopted by ESD, which is deemed non-fundamental and which may be changed by the Board of Directors without stockholder approval, provides that ESD may not make short sales of securities or purchase securities on margin (except for delayed delivery or when-issued transactions, such short-term credits as are necessary for the clearance of transactions and margin deposits in connection with transactions in futures contracts, options on futures contracts and options on securities and securities indices).	These restrictions are effectively identical except that ESD’s restriction is non-fundamental.

EFL may not invest for the purpose of exercising control over management of any company.	No corresponding restriction	ESD has no such restriction.

EFL may not invest directly in interests in oil, gas or other mineral exploration development programs or mineral leases.	No corresponding restriction	ESD has no such restriction.

Risk Factors

There is no assurance that ESD or EFL will meet its investment objectives. You may lose money on your investment in either Fund. The value of each Fund’s shares may go up or down, sometimes rapidly and unpredictably. Market conditions, financial conditions of issuers represented in each Fund’s portfolio, investment strategies, portfolio management, and other factors affect the volatility of each Fund’s shares. An investment in a Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

The following section includes a summary of the principal risks of investing in ESD. Except as described below, your investment in EFL is subject to the same risks.

Investment Risk

An investment in ESD is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in ESD represents an indirect investment in the securities owned by ESD. The value of these securities may increase or decrease, at times rapidly and unexpectedly. Your investment in ESD may at any point in the future be worth less than your original investment even after taking into account the reinvestment of dividends and distributions.

Foreign (Non-U.S.) Investment Risk

Investing in foreign issuers, including emerging market issuers, may involve unique risks compared to investing in the securities of U.S. issuers. Some of these risks do not apply to issuers located in larger, more developed countries. These risks are more pronounced if ESD invests significantly in one country. Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure and accounting standards or regulatory practices. Many non-U.S. markets are smaller, less liquid and more volatile than U.S. markets. In a changing market, the Manager may not be able to sell ESD’s portfolio securities in amounts and at prices the Manager considers reasonable. Economic, political and social developments may significantly disrupt the financial markets or interfere with ESD’s ability to enforce its rights against foreign government issuers. The value of securities denominated in foreign currencies may fluctuate based on changes in the value of those currencies relative to the U.S. dollar, and a decline in applicable foreign exchange rates could reduce the value of such securities held by ESD. Foreign settlement procedures also may involve additional risks. Foreign investment risk may be particularly high as ESD will invest in securities of emerging market issuers.

The ability of a foreign sovereign issuer, especially an emerging market country, to make timely and ultimate payments on its debt obligations will also be strongly influenced by the sovereign issuer’s balance of payments, including export performance, its access to international credits and investments, fluctuations of interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a sovereign issuer cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multinational organizations.

Additional factors that may influence the ability or willingness to service debt include, but are not limited to, a country’s cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and its government’s policy towards the International Monetary Fund (the “IMF”), the World Bank and other international agencies to which a government debtor may be subject. A substantial portion of ESD’s portfolio is comprised of securities issued by issuers located in countries considered to be emerging markets, and such foreign sovereign and foreign corporate debt investments are particularly speculative, as discussed below in “—Emerging Markets Risk,” “—Economic and Political Risks” and “—Investment Controls; Repatriation.” The cost of servicing external debt will also generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates which are adjusted based upon international interest rates.

Heightened risks of investing in emerging market sovereign debt include:

•	Risk of default by a governmental issuer or guarantor. In the event of a default, ESD may have limited legal recourse against the issuer and/or guarantor; and

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Risk of restructuring certain debt obligations (such as Brady bonds). This may include reducing and rescheduling interest and principal payments or requiring lenders to extend additional credit, which may adversely affect the value of these investments.

There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing, and financial reporting standards and requirements comparable to or as uniform as those of U.S. companies. In addition, if a deterioration occurs in the country’s balance of payments, it could impose temporary restrictions on foreign capital remittances. Investing in local markets in foreign countries may require ESD to adopt special procedures, seek local governmental approvals or take other actions, each of which may involve additional costs to ESD. Moreover, brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the United States.

Emerging Markets Risk

Under normal circumstances, ESD will invest at least 80% of its managed assets in debt securities of emerging market issuers. Investing in securities of emerging market issuers entails all of the risks of investing in securities of foreign issuers to a heightened degree. The heightened risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the smaller size of the market for such securities and a lower volume of trading, resulting in lack of liquidity and in price volatility; and (iii) certain national policies which may restrict ESD’s investment opportunities, including restrictions on investing in issuers or industries deemed sensitive to relevant national interests.

Economic and Political Risks

The economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

With respect to any emerging market country, there is the possibility of nationalization, expropriation or confiscatory taxation, political changes, governmental regulation, social instability or diplomatic developments (including war) which could affect adversely the economies of such countries or the value of ESD’s investments in those countries.

Investment Controls; Repatriation

Foreign investment in certain emerging market issuers is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in certain emerging market issuers and increase the costs and expenses of ESD. Certain emerging market countries require governmental approval prior to investments by foreign persons in a particular issuer, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors. Certain emerging market countries may also restrict investment opportunities in issuers in industries deemed important to national interests.

Emerging market countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market country’s balance of payments, the country could impose temporary restrictions on foreign capital remittances. ESD could be adversely affected by delays in, or a refusal to grant, any restrictions on investments. Investing in local markets in emerging market countries may require ESD to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to ESD.

Market Illiquidity

No established secondary markets may exist for many of the emerging market issuer securities in which ESD will invest. Reduced secondary market liquidity may have an adverse effect on market price and ESD’s ability to dispose of particular instruments when necessary to meet its liquidity requirements or in response to specific economic events such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain emerging market issuer securities may also make it more difficult for ESD to obtain accurate market quotations for purposes of valuing its portfolio and calculating its net asset value. Market quotations are generally available on many emerging market issuer securities only from a limited number of dealers and may not necessarily represent firm bids of those dealers or prices for actual sales.

Currency Devaluations and Fluctuations

ESD may invest in both dollar-denominated and non-dollar-denominated investments. ESD may be limited in its ability to hedge the value of its investments against currency fluctuations. For instance, a decline in the value of currencies in which ESD’s investments are denominated against the dollar will result in a corresponding decline in the dollar value of ESD’s assets. These declines will in turn affect ESD’s income and net asset value. ESD will compute its income on the date of its receipt by ESD at the exchange rate in effect with respect to the relevant currency on that date. If the value of the currency declines relative to the dollar between the date income is accrued and the date ESD makes a distribution, the amount available for distribution to ESD’s stockholders would be reduced. If the exchange rate against the dollar of a currency in which a portfolio security of ESD is denominated declines between the time ESD accrues expenses in dollars and the time expenses are paid, the amount of the currency required to be converted into dollars in order to pay expenses in dollars will be greater than the equivalent amount in the currency of the expenses at the time they are incurred. A decline in the value of non-U.S. currencies relative to the dollar may also result in foreign currency losses that will reduce distributable net investment income. Inversely, if the dollar declines relative to other foreign currencies, investments in non-dollar-denominated currencies will be benefited.

Interest Rate Risk

Interest rates may go up, causing the prices of debt securities to decline and reducing the value of ESD’s securities investments. During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing ESD to reinvest in lower yielding securities. This is known as call or prepayment risk. During periods of rising interest rates, the average life of certain types of securities is extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security’s duration and reduce the value of the security. This is known as extension risk. The Manager’s judgment about the attractiveness, relative value or potential appreciation of a particular security or about interest rate trends may prove to be incorrect.

ESD, unlike EFL, is not required to invest at least 80% of its assets in floating-rate securities. Because of EFL’s requirement to invest primarily in floating-rate securities, interest rate risk affects EFL somewhat differently from how that risk affects ESD. Although EFL’s investments in floating-rate debt securities should permit EFL to achieve higher yields during periods of rising interest rates, such investments will also prevent EFL from locking in higher yields during a falling interest rate environment.

Rated and Unrated Securities

At any one time, substantially all of ESD’s managed assets may be invested in instruments that are low rated or unrated. Debt securities of emerging market issuers of the type in which ESD will invest at least 80% of its managed assets are generally considered to have a credit quality rated below investment grade by internationally recognized credit rating organizations such as Moody’s and S&P. Non-investment grade securities (that is, rated Ba1 or lower by Moody’s or BB+ or lower by S&P) are commonly referred to as “junk bonds” and are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions. Some of the emerging market issuer securities held by ESD, which may not be paying interest currently or may be in payment default, may be comparable to securities rated as low as C by Moody’s or CCC or lower by S&P. These securities are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default, to be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions and/or to be in default or not current in the payment of interest or principal.

Low rated and unrated debt instruments generally offer a higher current yield than that available from higher grade issues, but typically involve greater risk. Low rated and unrated securities are especially subject to adverse changes in general economic conditions, to changes in the financial condition of their issuers and to price fluctuation in response to changes in interest rates. During periods of economic downturn or rising interest rates, issuers of low rated and unrated instruments may experience financial stress that could adversely affect their ability to make payments of principal and interest and increase the possibility of default. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of low rated and unrated securities especially in a market characterized by a low volume of trading.

Below Investment Grade Securities (High-Yield) Risk

High yield securities, commonly referred to as “junk bonds,” are considered speculative and, compared to investment grade securities, tend to have more volatile prices and increased price sensitivity to changing interest rates and to adverse economic and business developments, a greater risk of loss due to default or declining credit quality, a greater likelihood that adverse economic or company specific events will make the issuer unable to make interest and/or principal payments, a greater susceptibility to negative market sentiments leading to depressed prices and decreased liquidity.

The market values of medium and lower-rated securities tend to be more sensitive to company-specific developments and changes in economic conditions than higher-rated securities. The companies that issue these securities often are highly leveraged, and their ability to service their debt obligations during an economic downturn or periods of rising interest rates may be impaired. In addition, these companies may not have access to more traditional methods of financing, and may be unable to repay debt at maturity by refinancing. The risk of loss due to default in payment of interest or principal by these issuers is significantly greater than with higher rated securities because medium and lower rated securities generally are unsecured and subordinated to senior debt.

Default, or the market’s perception that an issuer is likely to default, could reduce the value and liquidity of securities held by the Fund, thereby reducing the value of your investment in ESD Common Shares. In addition, default may cause ESD to incur expenses in seeking recovery of principal or interest on its portfolio holdings.

Credit Risk and Counterparty Risk

ESD could lose money if the issuer of a debt obligation, or the counterparty to a derivatives contract, repurchase agreement, loan of portfolio securities or other obligation, is, or is perceived to be, unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The downgrade of a security may further decrease its value.

ESD will be subject to credit risk with respect to the counterparties to the derivative contracts purchased by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, ESD may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. ESD may obtain only a limited recovery or may obtain no recovery in such circumstances.

Derivatives Risk

ESD may utilize a variety of derivative instruments for investment or risk management purposes, such as options, futures contracts, swap agreements and credit default swaps. Derivatives are subject to a number of risks described elsewhere in this Proxy Statement/Prospectus, such as liquidity risk, interest rate risk, credit risk, leverage risk and management risk. They also involve the risk of mispricing or improper valuation, and the risk that changes in the value of a derivative may not correlate perfectly with an underlying asset, interest rate or index. Suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. If ESD invests in a derivative instrument, it could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that ESD will engage in these transactions to reduce exposure to other risks when that would be beneficial. The use of derivatives also may increase the amount of taxes payable by stockholders. In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Smaller Company Risk

The general risks associated with income-producing securities are particularly pronounced for securities issued by companies with smaller market capitalizations. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. As a result, they may be subject to greater levels of credit, market and issuer risk. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities. Companies with medium-sized market capitalizations may have risks similar to those of smaller companies.

Reinvestment Risk

Reinvestment risk is the risk that income from ESD’s portfolio will decline if and when ESD invests the proceeds from matured, traded or called debt obligations at market interest rates that are below the portfolio’s current earnings rate. A decline in income could affect the price of ESD Common Shares or ESD’s overall return.

Liquidity Risk

ESD may invest up to 15% of its managed assets in illiquid securities. The term illiquid securities for this purpose means securities that cannot be disposed of within seven days at a price which ESD would determine to be fair value. Illiquid securities may be subject to wide fluctuations in market value. ESD may be subject to significant delays in disposing of illiquid securities. Accordingly, ESD may be forced to sell these securities at less than fair market value or may not be able to sell them when the Manager believes it is desirable to do so. Illiquid securities also may entail registration expenses and other transaction costs that are higher than those for liquid securities. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 and certain commercial paper) may be treated as liquid for these purposes.

Unlike ESD, EFL has no investment policy limiting its investments in illiquid securities. To the extent that EFL invests more than 15% of its assets in illiquid securities, EFL may be subject to this risk to a greater extent than ESD.

Duration Risk

The duration of a fixed-income security is a measure of the portfolio’s sensitivity to changes in interest rates. Prices of fixed-income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities. Holding long duration investments exposes ESD to certain magnified risks. These include interest rate risk, credit risk and liquidity risk as discussed above.

Management Risk

ESD is subject to management risk because it is an actively managed investment portfolio. The Manager and each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for ESD, but there can be no guarantee that these will produce the desired results.

Leverage Risk

ESD is authorized to use leverage (including loans from financial institutions, the use of reverse repurchase agreements and possibly through the issuance of preferred shares or debt securities) in amounts of up to approximately 33% of its total assets immediately after such borrowing and/or issuance, and under current market conditions intends to use leverage up to such amount. Leverage may result in greater volatility of the net asset value and market price of ESD Common Shares because changes in the value of ESD’s portfolio investments, including investments purchased with the proceeds from borrowings or the issuance of ESD Preferred Shares, are borne entirely by holders of ESD Common Shares. Common Share income may fall if the interest rate on borrowings or the dividend rate on ESD Preferred Shares rises, and may fluctuate as the interest rate on borrowings or the dividend rate on ESD Preferred Shares varies. So long as ESD is able to realize a higher net return on its investment portfolio than the then-current cost of any leverage together with other related expenses, the effect of the leverage will be to cause holders of ESD Common Shares to realize higher current net investment income than if ESD were not so leveraged. On the other hand, ESD’s use of leverage will result in increased operating costs. Thus, to the extent that the then-current cost of any leverage, together with other related expenses, approaches the net return on ESD’s investment portfolio, the benefit of leverage to holders of ESD Common Shares will be reduced, and if the then-current cost of any leverage together with related expenses were to exceed the net return on ESD’s portfolio, ESD’s leveraged capital structure would result in a lower rate of return to holders of ESD Common Shares than if ESD were not so leveraged. There can be no assurance that ESD’s leveraging strategy will be successful.

The current upheaval of credit markets has negatively impacted the market for auction-rate securities, such as preferred shares of the type often issued by closed-end funds as part of their leveraging strategies. Auction-rate securities have experienced a significant reduction in liquidity, lack of investor interest and failed auctions, all of which have caused the rates paid by issuers of such securities to increase.

During periods when ESD is using leverage, the fees paid to the Manager for advisory services will be higher than if ESD did not use leverage because the fees paid will be calculated on the basis of ESD’s managed assets, which includes the amount of borrowings and assets attributable to ESD Preferred Shares.

Any decline in the net asset value of ESD will be borne entirely by holders of ESD Common Shares. Therefore, if the market value of ESD’s portfolio declines, ESD’s use of leverage will result in a greater decrease in net asset value to holders of ESD Common Shares than if ESD were not leveraged. Such greater net asset value decrease will also tend to cause a greater decline in the market price for ESD Common Shares.

Certain types of borrowings may result in ESD being subject to covenants in credit agreements relating to asset coverage or portfolio composition or otherwise. In addition, ESD may be subject to certain restrictions imposed by guidelines of one or more rating agencies which may issue ratings for commercial paper or notes issued by ESD. Such restrictions may be more stringent than those imposed by the 1940 Act. See “Use of Leverage.”

As noted above, ESD may engage in additional investment management techniques which provide leverage in much the same manner as borrowings or reverse repurchase agreements, but which are not considered to be borrowings or senior securities by the SEC, and are not subject to the foregoing 33% limitation, so long as ESD has established in a segregated account cash or other liquid securities equal to ESD’s obligations in respect of such techniques.

At present, neither EFL nor ESD has any preferred shares outstanding and does not currently plan to offer any preferred shares.

Interest Rate Transactions Risk

ESD may enter into a swap or cap transaction to attempt to protect itself from increasing interest expenses on borrowings resulting from increasing short-term interest rates or dividend expenses on any preferred shares. A decline in interest rates may result in a decline in net amounts receivable by the Fund from the counterparty under the swap or cap (or an increase in the net amounts payable by ESD to the counterparty under the swap), which may result in a decline in the net asset value of ESD.

Risks of Futures and Options on Futures

The use by ESD of futures contracts and options on futures contracts to hedge interest rate risks involves special considerations and risks, as described below.

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Successful use of hedging transactions depends upon the Manager’s ability to correctly predict the direction of changes in interest rates. There can be no assurance that any particular hedging strategy will succeed.

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There might be imperfect correlation, or even no correlation, between the price movements of a futures or option contract and the movements of the interest rates being hedged. Such a lack of correlation might occur due to factors unrelated to the interest rates being hedged, such as market liquidity and speculative or other pressures on the markets in which the hedging instrument is traded.

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Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable movements in the interest rates being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable movements in the hedged interest rates.

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There is no assurance that a liquid secondary market will exist for any particular futures contract or option thereon at any particular time. If ESD were unable to liquidate a futures contract or an option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. ESD would continue to be subject to market risk with respect to the position.

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There is no assurance that ESD will use hedging transactions. For example, if ESD determines that the cost of hedging will exceed the potential benefit to ESD, ESD will not enter into such transactions.

Risks of Warrants and Rights

Warrants and rights are subject to the same market risks as stocks, but may be more volatile in price. Warrants and rights do not carry the right to dividends or voting rights with respect to their underlying securities, and they do not represent any rights in the assets of the issuer. An investment in warrants or rights may be considered speculative. In addition, the value of a warrant or right does not necessarily change with the value of the underlying security and a warrant or right ceases to have value if it is not exercised prior to its expiration date. The purchase of warrants or rights involves the risk that ESD could lose the purchase value of a warrant or right if the right to subscribe to additional shares is not exercised prior to the warrants’ or rights’ expiration. Also, the purchase of warrants and rights involves the risk that the effective price paid for the warrant or right added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the price of the underlying security.

Equity Securities Risk

ESD, unlike EFL, may invest up to 20% of its managed assets in all types of equity securities. Equity securities include common stocks traded on an exchange or in the over the counter market, preferred stocks, warrants, rights, convertible securities, depositary receipts, trust certificates, limited partnership interests, shares of other investment companies and REITs.

The market price of equity securities may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally, particular industries represented in those markets or the issuer itself, including the historical and prospective earnings of the issuer and the value of its assets. The values of equity securities may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities, and particularly common stocks, generally have greater price volatility than bonds and other debt securities.

Market Price Discount from Net Asset Value

Shares of closed-end investment companies frequently trade at a discount from their net asset value. This characteristic is a risk separate and distinct from the risk that ESD’s net asset value could decrease as a result of its investment activities and may be a greater risk for investors expecting to sell their shares in a relatively short period following completion of this offering. Whether investors will realize gains or losses upon the sale of ESD Common Shares will depend not upon ESD’s net asset value but upon whether the market price of ESD Common Shares at the time of sale is above or below the investor’s purchase price for ESD Common Shares. Because the market price of ESD Common Shares will be determined by factors such as relative supply of and demand for ESD Common Shares in the market, general market and economic conditions, and other factors beyond the control of ESD, ESD cannot predict whether ESD Common Shares will trade at, below or above net asset value or at, below or above the initial public offering price.

Inflation Risk

Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of ESD Common Shares and distributions can decline. In addition, during any periods of rising inflation, dividend rates on any ESD preferred shares would likely increase, which would tend to further reduce returns to holders of ESD Common Shares.

Market Disruption and Geopolitical Risk

The war with Iraq, its aftermath and the continuing occupation of Iraq are likely to have a substantial impact on the U.S. and world economies and securities markets. The nature, scope and duration of the occupation cannot be predicted with any certainty. The war and occupation, terrorism and related geopolitical risks have led, and may in the future lead to, increased short-term market volatility and may have adverse long-term effects on the U.S. and world economies and markets generally. Those events could also have an acute effect on individual issuers or related groups of issuers. These risks could also adversely affect individual issuers and securities markets, interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to ESD Common Shares.

High yield securities and securities of issuers with smaller market capitalizations tend to be more volatile than higher rated securities and securities of issuers with larger market capitalizations so that these events and any actions resulting from them may have a greater impact on the prices and volatility of high yield securities and securities of issuers with smaller market capitalizations than on higher rated securities and securities of issuers with larger market capitalizations.

Non-Diversified Status

Because ESD, like EFL, is classified as “non-diversified” under the 1940 Act, it can invest a greater portion of its assets in obligations of a single issuer than a “diversified” fund. As a result, ESD will be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence. Moreover, ESD intends to diversify its investments to the extent necessary to maintain its status as a regulated investment company under U.S. tax laws. See “Taxation.”

Anti-Takeover Provisions

ESD’s Articles and By-Laws include provisions that could limit the ability of other entities or persons to acquire control of ESD or convert ESD to an open-end fund. These provisions could have the effect of depriving the holders of ESD Common Shares of opportunities to sell their Common Shares at a premium over the then-current market price of ESD Common Shares.

INFORMATION ABOUT THE PROPOSED MERGER

The Agreement and Plan of Merger

The following is a summary of the material terms and conditions of the Agreement and Plan of Merger. This summary is qualified in its entirety by reference to the form of Agreement and Plan of Merger attached as Appendix A to this Proxy Statement/Prospectus. Under the Agreement and Plan of Merger, EFL will merge with and into ESD on the Closing Date. As a result of the Merger and on the Closing Date:

•	EFL will no longer exist, and

•	ESD will be the surviving corporation

EFL will then:

•	deregister as an investment company under the 1940 Act,

•	cease its separate existence under Maryland law,

•	remove its Common Shares from listing on the NYSE, and

•	withdraw from registration under the Securities Exchange Act of 1934, as amended.

Each outstanding EFL Common Share will be converted into an equivalent dollar amount (to the nearest one tenth of one cent) of full ESD Common Shares, based on the net asset value per share of each of the parties at 4:00 p.m. Eastern Time on the Business Day prior to the Closing Date. No fractional ESD Common Shares will be issued to the holders of EFL Common Shares. In lieu thereof, ESD will pay cash to each former holder of EFL Common Shares in an amount equal to the value of the fractional ESD Common Shares that investor would otherwise have received in the Merger.

No sales charge or fee of any kind will be charged to holders of EFL Common Shares in connection with their receipt of ESD Common Shares in the Merger.

From and after the Closing Date, ESD will possess all of the properties, assets, rights, privileges and powers and shall be subject to all of the restrictions, liabilities, obligations, disabilities and duties of EFL, all as provided under Maryland law.

Under Maryland law, stockholders of a corporation whose shares are traded publicly on a national securities exchange, such as the Funds’ Common Shares, are not entitled to demand the fair value of their shares upon a merger; therefore, the holders of the Funds’ Common Shares will be bound by the terms of the Merger, if approved. However, any holder of either Fund’s Common Shares may sell his or her Common Shares on the NYSE at any time prior to the Merger.

The Agreement and Plan of Merger may be terminated and the Merger abandoned, whether before or after approval by EFL’s stockholders, at any time prior to the Closing Date by resolution of either Fund’s Board, if circumstances should develop that, in the opinion of that Board, make proceeding with the Merger inadvisable with respect to ESD or EFL, respectively.

Prior to the Merger, EFL shall have declared and paid a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to its stockholders substantially all of its net investment income that has accrued through the Closing Date, if any, and substantially all of its net capital gain realized through the Closing Date, if any.

The Agreement and Plan of Merger provides that either Fund may waive compliance with any of the terms or conditions made therein for the benefit of that Fund, other than the requirements that: (a) the Agreement and Plan of Merger be approved by stockholders of EFL; and (b) EFL and ESD receive the opinion of Simpson Thacher & Bartlett LLP that the transactions contemplated by the Agreement and Plan of Merger will constitute a tax-free reorganization for federal income tax purposes, if, in the judgment of the Fund’s Board, after consultation with Fund counsel, such waiver will not have a material adverse effect on the benefits intended to be provided by the Merger to the stockholders of the Fund.

Under the Agreement and Plan of Merger, each Fund, out of its assets and property, will indemnify and hold harmless the other Fund and the members of the Board and officers of the other Fund from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the other Fund and those board members and officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by the Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Fund or the members of the Board or officers of the Fund prior to the Closing Date, provided that such indemnification by the Fund is not (i) in violation of any applicable law or (ii) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction. In no event will a Fund or the members of the Board or officers of a Fund be indemnified for any losses, claims, damages, liabilities or expenses arising out of or based on conduct constituting willful misfeasance, bad faith, gross negligence or the reckless disregard of duties.

The Board of each Fund, including the Independent Directors, has determined, with respect to its Fund, that the interests of the holders of that Fund’s Common Shares will not be diluted as a result of the Merger and that participation in the Merger is in the best interests of that Fund. Fifty percent of the expenses incurred in connection with the Merger will be borne by ESD and EFL in proportion to their respective total assets in the event the Merger is consummated. The other 50% of the expenses incurred in connection with the Merger will be borne by the Manager. Such expenses shall include, but not be limited to, all costs related to the preparation and distribution of this Proxy Statement/Prospectus, proxy solicitation expenses, SEC registration fees and NYSE listing fees.

Approval of the Agreement and Plan of Merger will require the affirmative vote of a majority of the outstanding EFL Common Shares. See “Voting Information” below. Because of the comparative sizes of ESD and EFL, the Maryland General Corporation Law and NYSE rules do not require stockholders of ESD to approve the Merger.

Reasons for the Merger and Board Considerations

Background

EFL’s primary investment objective is to seek to maintain a high level of current income by investing at least 80% of its net assets plus any borrowings for investment purposes in floating-rate debt securities of emerging market sovereign and corporate issuers, including fixed-rate securities with respect to which EFL has entered into interest rate swaps to effectively convert the fixed-rate interest payments received into floating-rate interest payments. As a secondary objective, EFL seeks capital appreciation.

Recent debt issuance by emerging market issuers have been overwhelmingly fixed-rate in nature. In 1994, when EFL commenced operations, 53% of the total outstanding issuance of emerging market bonds was floating-rate in nature; at that time fixed-rate bonds represented 47% of the total. In contrast, in 2007, only 2% of the total outstanding issuance of emerging market bonds was floating-rate in nature, whereas fixed-rate bonds represented 98% of the total.

In addition, the market in 1994 was dominated by Brady bonds, which were primarily floating-rate issuances. From a peak close to US$150 billion in the mid-1990s, Brady debt has been aggressively retired by nearly every country in the past ten years, with much of the financing coming from new issuance of local currency-denominated fixed-rate debt. Research by Western Asset, EFL’s and ESD’s sub-adviser, indicates that the outstanding amount of floating-rate emerging market debt is currently approximately $4.2 billion, as measured in U.S. dollars. In addition, there are no more Brady bonds left outstanding in Brazil, Argentina, Mexico or Venezuela, and the only Brady debt left, comprising the US$4.2 billion total, is a smattering of debt issued by smaller countries such as Peru. Further, in 2008 Peru announced a plan to retire half of its outstanding Brady debt.

Accordingly, LMPFA and Western Asset each believes that adherence to an investment objective and investment policies that require 80% of EFL’s assets to be invested in floating-rate emerging market debt is both impractical to achieve and detrimental to EFL stockholders.

Board Considerations

The proposed Merger was presented to the Board of each Fund for consideration at simultaneous meetings held on February 13 and 14, 2008, and was approved by both Boards at that meeting. At a meeting held on February 4 and 5, 2009, the Board of Directors of each Fund voted to proceed with the plan to solicit the approval of EFL shareholders for the Merger. In considering the proposal, the Boards did not identify any single factor or piece of information as all-important or controlling, although significant weight was given to Western Asset’s assessment of the viability of EFL’s investment objective and restrictions in light of market developments. Following extensive discussions, based on its evaluation of all material factors to both Funds participating in the proposed Merger, including those described below, the Board of each Fund, including all of the Independent Directors, determined, with respect to its Fund, that: (1) the Merger would be in the best interests of that Fund; and (2) the Merger would not result in the dilution of the interests of the Fund or its stockholders.

In recommending the Merger, EFL’s Board, with the advice of counsel to EFL’s Independent Directors, considered a number of factors, including the following:

•

the beliefs of LMPFA and Western Asset that the investment objectives and investment policies that require 80% of EFL’s assets to be invested in floating-rate emerging market debt is impractical to achieve and detrimental to EFL stockholders in light of developments in the markets for floating-rate emerging market debt securities;

•	the benefits to EFL’s stockholders that are expected to be derived from the Merger;

•	the fact that ESD has broader, more viable investment objectives, strategies and policies than EFL;

•

the fact that ESD has a lower management fee and otherwise lower expenses than EFL, and that the expense ratio of ESD after the Merger is expected to be lower than that of EFL before the Merger assuming ESD maintains its current leverage amount;

•

the fact that the combined Fund’s management fee will decrease from 0.85% to 0.80% of average daily net assets plus borrowings after the Merger if ESD’s average daily net assets plus borrowings increase to over $700 million due to breakpoints, either as a result of an increase in net assets or an increase in leverage;

•	the Merger will not dilute the interests of current holders of EFL Common Shares;

•

the federal tax consequences of the Merger to EFL and the holders of EFL Common Shares, including that the Merger has been structured to qualify as a tax-free reorganization for federal income tax purposes and as such would avoid the taxable gains and losses by holders of EFL Common Shares that would be realized in a liquidation of EFL;

•

the benefits that may be derived by Legg Mason, Inc. (“Legg Mason”) and its affiliates as a result of the Merger as well as from various relationships with the Funds, including the potential for increased profitability of Legg Mason and its affiliates as a result of the expected decline in operational expenses for administrative, compliance and portfolio management services as a result of the Funds combining into one;

•	the potential for greater economies of scale and lower expenses per Common Share resulting from a larger asset base over which to spread fixed costs; and

•	enhanced liquidity in the market for ESD Common Shares following the Merger due to the increase in float of the combined Fund’s shares.

Federal Income Tax Consequences

The following is a summary of the material federal income tax consequences of the Merger applicable to a holder of EFL Common Shares that receives ESD Common Shares in the Merger. This discussion is based upon the Internal Revenue Code of 1986, as amended (the “Code”), Treasury regulations, judicial authorities, published positions of the Internal Revenue Service (the “IRS”) and other applicable authorities, all as currently in effect and all of which are subject to change or differing interpretations (possibly with retroactive effect). This discussion is limited to U.S. holders (as defined below) that hold their EFL Common Shares as capital assets for federal income tax purposes (generally, assets held for investment). This discussion does not address all of the tax consequences that may be relevant to a particular EFL stockholder or to EFL stockholders that are subject to special treatment under federal income tax laws, such as:

•	stockholders that are not U.S. holders;

•	financial institutions;

•	insurance companies;

•	tax-exempt organizations;

•	dealers in securities or currencies;

•	persons whose functional currency is not the U.S. dollar;

•	traders in securities that elect to use a mark-to-market method of accounting;

•	persons that hold EFL Common Shares as part of a straddle, hedge, constructive sale or conversion transaction; and

•	U.S. holders who acquired their EFL Common Shares through the exercise of an employee stock option or otherwise as compensation.

If a partnership or other entity taxed as a partnership holds EFL Common Shares, the tax treatment of a partner in the partnership generally will depend upon the status of the partner and the activities of the partnership. Partnerships and partners in such a partnership should consult their tax advisors about the tax consequences of the Merger to them.

This discussion does not address the tax consequences of the Merger under state, local or foreign tax laws. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax consequences set forth below.

Holders of EFL Common Shares are urged to consult with their own tax advisors as to the tax consequences of the Merger in their particular circumstances, including the applicability and effect of the alternative minimum tax and any state, local or foreign and other tax laws and of changes in those laws.

For purposes of this section, the term “U.S. holder” means a beneficial owner of EFL Common Shares that for federal income tax purposes is:

•	a citizen or resident of the United States;

•	a corporation, or other entity treated as a corporation for federal income tax purposes, created or organized in or under the laws of the United States or any State or the District of Columbia;

•	an estate that is subject to federal income tax on its income regardless of its source; or

•

a trust, the substantial decisions of which are controlled by one or more U.S. persons and which is subject to the primary supervision of a U.S. court, or a trust that validly has elected under applicable Treasury regulations to be treated as a U.S. person for federal income tax purposes.

Tax Consequences of the Merger Generally

EFL and ESD intend the Merger to qualify as a tax-free reorganization within the meaning of Section 368(a)(1) of the Code. The Merger is conditioned upon the receipt by both EFL and ESD of an opinion from Simpson Thacher & Bartlett LLP to the effect that, based upon certain facts, assumptions and representations of the parties, for federal income tax purposes:

(i) the Merger as provided in the Agreement and Plan of Merger will constitute a reorganization within the meaning of Section 368(a)(1) of the Code and that ESD and EFL will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(ii) except for consequences regularly attributable to a termination of EFL’s taxable year, no gain or loss will be recognized to EFL as a result of the Merger or upon the conversion of EFL Common Shares to ESD Common Shares;

(iii) no gain or loss will be recognized to ESD as a result of the Merger or upon the conversion of EFL Common Shares to ESD Common Shares;

(iv) no gain or loss will be recognized to the stockholders of EFL upon the conversion of their EFL Common Shares to ESD Common Shares, except to the extent such stockholders are paid cash in lieu of fractional shares of ESD Common Shares in the Merger;

(v) the tax basis of EFL assets in the hands of ESD will be the same as the tax basis of such assets in the hands of EFL immediately prior to the consummation of the Merger;

(vi) immediately after the Merger, the aggregate tax basis of the ESD Common Shares received by each holder of EFL Common Shares in the Merger (including that of fractional share interests purchased by ESD) will be equal to the aggregate tax basis of the EFL Common Shares owned by such stockholder immediately prior to the Merger;

(viii) a stockholder’s holding period for ESD Common Shares (including that of fractional share interests purchased by ESD) will be determined by including the period for which he or she held EFL Common Shares converted pursuant to the Merger, provided that such shares of EFL Common Shares were held as capital assets;

(ix) ESD’s holding period with respect to the EFL assets transferred will include the period for which such assets were held by EFL; and

(x) the payment of cash to the holders of EFL Common Shares in lieu of fractional ESD Common Shares will be treated as though such fractional shares were distributed as part of the Merger and then redeemed by ESD with the result that the holder of EFL Common Shares will generally have a capital gain or loss to the extent the cash distribution differs from such stockholder’s basis allocable to the fractional ESD Common Shares.

Assuming that, in accordance with the opinion referred to above, the Merger qualifies as a reorganization within the meaning of Section 368(a)(1) of the Code, the Merger will result in the tax consequences described above in clauses (i) through (x).

Information Reporting and Backup Withholding

Cash payments received in the Merger by a holder of EFL Common Shares may, under certain circumstances, be subject to information reporting and backup withholding at a rate of 28% of the cash payable to the holder, unless the holder provides proof of an applicable exemption, furnishes its taxpayer identification number (in the case of individuals, their social security number) or provides a certification of foreign status on IRS Form W-8BEN or other appropriate form, and otherwise complies with all applicable requirements of the backup withholding rules. Any amounts withheld from payments to a holder under the backup withholding rules are not additional tax and will be allowed as a refund or credit against the holder’s federal income tax liability, provided the required information is timely furnished to the IRS.

Reporting Requirements

A holder of EFL Common Shares who receives ESD Common Shares as a result of the Merger will be required to retain records pertaining to the Merger. Each holder of EFL Common Shares who is required to file a U.S. tax return and who is a “significant holder” that receives ESD Common Shares in the Merger will be required to file a statement with the holder’s federal income tax return setting forth such holder’s basis in the EFL Common Shares surrendered and the fair market value of the ESD Common Shares and cash, if any, received in the Merger. A “significant holder” is a holder of EFL Common Shares who, immediately before the Merger, owned at least 5% of the outstanding stock of EFL.

Other Tax Considerations

While neither ESD nor EFL is aware of any adverse state or local tax consequences of the proposed Merger, they have not requested any ruling or opinion with respect to such consequences, and stockholders should consult their own tax advisor with respect to such matters.

Immediately prior to the Closing Date, EFL, to the extent necessary, will pay a dividend or dividends, which together with all previous dividends, are intended to have the effect of distributing to its stockholders substantially all of its net investment income that has accrued through the Closing Date, if any, and substantially all of its net capital gain, if any, realized through the Closing Date. Such dividends will be included in the taxable income of the stockholders of EFL.

Information Regarding Tax Capital Loss Carryforwards

As of February 28, 2009, EFL had the following unused capital loss carryforward:

Fiscal Year Generated	Amount of Carryforward	Fiscal Year of Expiration Prior to Reorganization
02/28/2009	$(1,752,928)	02/28/2017

The Merger would impact the use of this loss carryforward in the following manner: (1) the expiration date of the loss carryforward would move up by approximately one year and realign itself with the fiscal year end of ESD, e.g. the losses due to expire on February 28, 2017 would expire on October 31, 2015; (2) the loss carryforward will benefit the shareholders of the combined fund, rather than only the shareholders of EFL; (3) the amount of loss that can be utilized in any taxable year is equal to the long-term tax-exempt rate multiplied by the value of EFL’s Common Shares at the time of the Merger

(approximately $1,605,000 per year based on data as of a recent date); and (4) any capital losses recognized after the Merger that are attributable to depreciation in EFL’s portfolio at the time of the Merger will be subject to the same limitation.

As of October 31, 2008, ESD had no capital loss carryforwards.

PORTFOLIO SECURITIES

The securities in which EFL may invest are permissible for investment under ESD’s investment objectives and strategies. The portfolio manager may decide to sell approximately 35% of the portfolio securities of EFL in connection with the Merger. The sale of these securities will occur after the Merger has been consummated if management believes fixed-rate obligations are more attractive than floating-rate obligations. Thus, upon the Merger of ESD and EFL, approximately 3% of the total portfolio of the combined Fund would experience a turnover.

No securities of ESD need to be sold in order for ESD to comply with its investment restrictions or policies. The Funds may buy and sell securities in the normal course of their operations.

INFORMATION ABOUT MANAGEMENT OF THE FUNDS

Information About Directors and Officers

The business and affairs of ESD and EFL are managed under the direction of each Fund’s Board of Directors. The same individuals serve as the Directors and officers of both ESD and EFL. Information pertaining to the Directors and officers of the Funds is set forth under “Proposal 1” above.

Investment Manager and Sub-Advisers

LMPFA has served as each Fund’s investment manager since August 1, 2006. LMPFA, located at 620 Eighth Avenue, New York, NY 10018, is a registered investment adviser that provides administrative and compliance oversight services to each Fund.

Under each Fund’s management agreement with LMPFA, subject to the supervision and direction of the Fund’s Board, LMPFA is delegated the responsibility of managing the Fund’s portfolio in accordance with the Fund’s stated investment objective and policies, making investment decisions for the Fund and placing orders to purchase and sell securities. LMPFA performs administrative and management services necessary for the operation of each Fund, such as (i) supervising the overall administration of the Fund, including negotiation of contracts and fees with and the monitoring of performance and billings of the Fund’s transfer agent, shareholder servicing agents, custodian and other independent contractors or agents; (ii) providing certain compliance, Fund accounting, regulatory reporting, and tax reporting services; (iii) preparing or participating in the preparation of Board materials, registration statements, proxy statements and reports and other communications to shareholders; (iv) maintaining the Fund’s existence, and (v) maintaining the registration and qualification of the Fund’s shares under federal and state laws.

Each Fund’s management agreement will continue in effect from year to year provided such continuance is specifically approved at least annually (a) by the Fund’s Board or by a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act), and (b) in either event, by a majority of the Independent Directors with such Independent Directors casting votes in person at a meeting called for such purpose. Each Fund’s management agreement provides that LMPFA may render services to others. Each Fund’s management agreement is terminable without penalty on not more than 60 days’ nor less than 30 days’ written notice by the Fund when authorized either by a vote of holders of shares representing a majority of the voting power of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by a vote of a majority of the Fund’s Directors, or by LMPFA on not less than 90 days’ written notice, and will automatically terminate in the event of its assignment. Each Fund’s management agreement provides that neither LMPFA nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of security transactions for the Fund, except for willful misfeasance, bad faith or gross negligence or reckless disregard of its or their obligations and duties.

Other than the cash management services it provides for certain equity funds, LMPFA does not provide day-to-day portfolio management services. Rather, portfolio management for each Fund is provided by Western Asset, located at 385 East Colorado Boulevard, Pasadena, California 91101.

Western Asset provides services to each Fund pursuant to a sub-advisory agreement between LMPFA and Western Asset. Under each sub-advisory agreement, subject to the supervision and direction of each Fund’s Board and LMPFA, Western Asset will, except for the management of cash and short-term investments that is performed by LMPFA, manage the Fund’s portfolio in accordance with the Fund’s stated investment objective and policies, assist in supervising all aspects of the Fund’s operations, make investment decisions for the Fund, place orders to purchase and sell securities, and employ professional portfolio managers and securities analysts who provide research services to the Fund.

In connection with Western Asset’s service to ESD, Western Asset Management Company Pte. Ltd. in Singapore (“Western Singapore”) provides certain sub-advisory services to ESD pursuant to a sub-advisory agreement dated February 3, 2009. Western Singapore was established in 2000 and has offices at 1 George Street #23-01, Singapore 049145.

Western Singapore is responsible, generally, for managing Asian (excluding Japan), Japanese and global and non-U.S. dollar fixed income mandates including the related portions of Western Asset’s broader portfolios, as well as servicing these relationships. It undertakes all investment-related activities including investment management, research and analysis, securities settlement and client services.

While Western Asset remains ultimately responsible for investment decisions relating to ESD’s portfolio, Western Singapore provides certain sub-advisory services to ESD relating to currency transactions and investments in non-U.S. dollar-denominated securities and related foreign currency instruments.

The sub-advisory agreement for each Fund between LMPFA and Western Asset will continue in effect from year to year provided such continuance is specifically approved at least annually (a) by the Board or by a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act), and (b) in either event, by a majority of the Independent Directors with such Independent Directors casting votes in person at a meeting called for such purpose. The Board or a majority of the outstanding voting securities of each Fund (as defined in the 1940 Act) may terminate that Fund’s sub-advisory agreement without penalty, in each case on not more than 60 days’ nor less than 30 days’ written notice to Western Asset. Western Asset may terminate each sub-advisory agreement on 90 days’ written notice to each Fund and LMPFA. LMPFA and Western Asset may terminate each sub-advisory agreement upon their mutual written consent. Each sub-advisory agreement will terminate automatically in the event of assignment by Western Asset and shall not be assignable by LMPFA without the consent of Western Asset.

The sub-advisory agreement for ESD between Western Asset and Western Singapore will continue in effect from year to year provided such continuance is specifically approved at least annually (a) by the Board or by a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act), and (b) in either event, by a majority of the Independent Directors with such Independent Directors casting votes in person at a meeting called for such purpose. The Board or a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) may terminate the Fund’s sub-advisory agreement without penalty, in each case on not more than 60 days’ nor less than 30 days’ written notice to Western Singapore. Western Singapore may terminate the sub-advisory agreement on 90 days’ written notice to the Fund and Western Asset. Western Asset and Western Singapore may terminate the sub-advisory agreement upon their mutual written consent. The sub-advisory agreement will terminate automatically in the event of assignment by Western Singapore and shall not be assignable by Western Asset without the consent of Western Singapore.

LMPFA and Western Asset are both wholly-owned subsidiaries of Legg Mason. Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a global asset management company.

EFL pays management fees to LMPFA at the rate of 1.05% of its average weekly net assets. ESD currently pays management fees to LMPFA at the rate of 0.85% of its average daily net assets plus any borrowings. At the meeting held on February 13 and 14, 2008, the Board of ESD approved a change to the investment management fee that ESD pays LMPFA that would become effective upon the closing of the Merger. As a result, after the Merger, ESD will pay LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 0.85% of the combined Fund’s average daily net assets plus any borrowings for the first $700 million and 0.80% of average daily net assets plus any borrowings for amounts greater than $700 million.

For each Fund, LMPFA, and not the Fund, pays sub-advisory fees to Western Asset at the rate of 70% of the management fee paid to LMPFA.

Western Asset pays Western Singapore a fee for its services at no additional expense to ESD. The fee is based upon a percentage of the management fee equal to the amount of the Fund’s assets Western Asset allocates to Western Singapore to manage. Western Singapore is a registered investment adviser and is a wholly-owned subsidiary of Legg Mason.

During the fiscal year ended October 31, 2008, ESD paid management fees to its investment manager at the effective rate of 0.85% of its average daily net assets plus any borrowings. During the fiscal year ended February 28, 2009, EFL paid management fees to LMPFA at the effective rate of 1.05% of its average weekly net assets.

Additional information about the factors considered by the Board of ESD in approving its Investment Management Agreement and Sub-Advisory Agreements will be set forth in ESD’s Semi-Annual Report to Stockholders for the Semi-Annual Period ending April 30, 2009. Additional information about the factors considered by the Board of EFL in approving its Investment Management Agreement and Sub-Advisory Agreement is set forth in EFL’s Annual Report to Stockholders for the Fiscal Year ended February 28, 2009.

Codes of Ethics

Pursuant to Rule 17j-1 under the 1940 Act, each Fund, LMPFA and Western Asset have each adopted codes of ethics that permit their respective personnel to invest in securities for their own accounts, including securities that may be purchased or held by the Fund. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the codes and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee’s position of trust and responsibility.

When personnel covered by either Fund’s Code of Ethics are employed by more than one of the managers affiliated with Legg Mason, those employees may be subject to such affiliate’s Code of Ethics adopted pursuant to Rule 17j-1, rather than the Fund’s Code of Ethics.

Copies of the Codes of Ethics of the Funds, LMPFA and Western Asset are on file with the SEC.

Proxy Voting Policies

Although individual Directors may not agree with particular policies or votes by LMPFA or Western Asset, each Fund’s Board has delegated proxy voting discretion to LMPFA and/or Western Asset, believing that LMPFA and/or Western Asset should be responsible for voting because it is a matter relating to the investment decision making process.

LMPFA delegates the responsibility for voting proxies for each Fund to Western Asset through its contracts with Western Asset. Western Asset will use its own proxy voting policies and procedures to vote proxies. Accordingly, LMPFA does not expect to have proxy-voting responsibility for the Funds. Should LMPFA become responsible for voting proxies for any reason, such as the inability of Western Asset to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained. In the case of a material conflict between the interests of LMPFA (or its affiliates if such conflict is known to persons responsible for voting at LMPFA) and either Fund, the Board of Directors of LMPFA shall consider how to address the conflict and/or how to vote the proxies. LMPFA shall maintain records of all proxy votes in accordance with applicable securities laws and regulations, to the extent that LMPFA votes proxies. LMPFA shall be responsible for gathering relevant documents and records related to proxy voting from Western Asset and providing them to the relevant Fund as required for the Fund to comply with applicable rules under the 1940 Act.

LMPFA’s, Western Asset’s and Western Singapore’s Proxy Voting Policies and Procedures govern in determining how proxies relating to each Fund’s portfolio securities are voted and are attached as Appendix C, Appendix D and Appendix E, respectively, to this Proxy Statement/Prospectus. Information regarding how each Fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (1) by calling 888-425-6432, (2) on the Fund’s website at http://www.leggmason.com/cef and (3) on the SEC’s website at http://www.sec.gov.

Portfolio Managers of the Funds

Below is summary information for the Funds’ portfolio managers. Certain employees of Western Asset listed below are members of the portfolio management teams of both ESD and EFL; others are involved in the management of only one of the Funds.

Name and Address	Length of Time Served	Principal Occupation(s) During Last Five Years
Michael C. Buchanan Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2007 (EFL), Since 2007 (ESD)	Co-portfolio manager of EFL and ESD; Managing Director and head of U.S. Credit Products from 2003–2005 at Credit Suisse Asset Management; Executive Vice President and portfolio manager for Janus Capital in 2003; Managing Director and head of High Yield Trading from 1998–2003 at Blackrock Financial Management.

Matthew C. Duda Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006 (EFL), Since 2006 (ESD)	Co-portfolio manager of EFL and ESD; Research Analyst at Western Asset Management since 2001.

Name and Address	Length of Time Served	Principal Occupation(s) During Last Five Years

Keith J. Gardner Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006 (EFL), Since 2006 (ESD)	Co-portfolio manager of ESD and EFL; portfolio manager and research analyst at Western Asset since 1994.

S. Kenneth Leech Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006 (EFL), Since 2006 (ESD)	Co-portfolio manager of ESD and EFL; Chief Investment Officer Emeritus of Western Asset from 1998 to 2008.

Detlev Schlichter Western Asset Limited 10 Exchange Place London, England	Since 2007 (ESD)	Co-portfolio manager of ESD; portfolio manager at Western Asset since 2001.

Stephen A. Walsh Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006 (EFL), Since 2006 (ESD)	Co-portfolio manager of ESD and EFL; Deputy Chief Investment Officer of Western Asset from 2000 to 2008.

Other Accounts Managed by Portfolio Managers

The table below identifies the number of accounts (other than the Funds) for which the Funds’ portfolio managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

Portfolio Manager(s)	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Michael C. Buchanan	17 registered investment Companies with $6.7 billion in total assets under management	8 Other pooled investment vehicles with $3.4 billion in assets under management	18 Other accounts with $1.6 billion total assets under management

Matthew Duda	0 registered investment Companies with $0 billion in total assets under management	1 Other pooled investment vehicles with $2.3 million in assets under management	10 Other accounts with $0.3 billion in total assets under management

Keith J. Gardner	5 registered investment companies with $0.8 billion in total assets under management	7 Other pooled investment vehicles with $0.7 billion in assets under management(1)	0 Other accounts with $0 billion in total assets under management

S. Kenneth Leech(2)	117 registered investment companies with $184.0 billion in total assets under management	271 Other pooled investment vehicles with $98.5 billion in assets under management(3)	941 Other accounts with $195.2 billion in total assets under management(4)

Detlev Schlichter	2 registered investment Companies with $0.2 billion in total assets under management	29 Other pooled investment vehicles with $3.4 billion in assets under management	67 Other accounts with $21.3 billion in total assets under management(5)

Portfolio Manager(s)	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

Stephen A. Walsh(2)	117 registered investment companies with $184.0 billion in total assets under management	271 Other pooled investment vehicles with $98.5 billion in assets under management(3)	941 Other accounts with $195.2 billion in total assets under management(4)

(1)	Includes 1 account managed, totaling $8.4 million, for which advisory fee is performance based.

(2)

The numbers above reflect the overall number of portfolios managed by employees of Western Asset. Mr. Leech and Mr. Walsh are involved in the management of all Western Asset’s portfolios, but they are not solely responsible for particular portfolios. Western Asset’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. They are responsible for overseeing implementation of Western Asset’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

(3)	Includes 8 accounts managed, totaling $1.2 billion, for which advisory fee is performance based.

(4)	Includes 96 accounts managed, totaling $21.6 billion, for which advisory fee is performance based.

(5)	Includes 18 accounts managed, totaling $4.9 billion, for which advisory fee is performance based.

Portfolio Manager Compensation

With respect to the compensation of the portfolio managers, the Manager’s compensation system assigns each employee a total compensation “target” and a respective cap, which are derived from annual market surveys that benchmark each role with their job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results.

Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan. In addition, employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the Manager, and are determined by the professional’s job function and performance as measured by a formal review process. All bonuses are completely discretionary. One of the principal factors considered is a portfolio manager’s investment performance versus appropriate peer groups and benchmarks. Because portfolio managers are generally responsible for multiple accounts (including the Funds) with similar investment strategies, they are compensated on the performance of the aggregate group of similar accounts, rather than a specific account. A smaller portion of a bonus payment is derived from factors that include client service, business development, length of service to the Manager, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the Manager’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason stock options and long-term incentives that vest over a set period of time past the award date.

Potential Conflicts of Interest

Potential conflicts of interest may arise in connection with the management of multiple accounts (including accounts managed in a personal capacity). These could include potential conflicts of interest related to the knowledge and timing of a Fund’s trades, investment opportunities and broker selection. Portfolio managers may be privy to the size, timing and possible market impact of a Fund’s trades.

It is possible that an investment opportunity may be suitable for both a Fund and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Fund and another account. A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a Fund because the account pays a performance-based fee or the portfolio manager, the Manager or an affiliate has an interest in the account. The Manager has adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time. All eligible accounts that can participate in a trade share the same price on a pro-rata allocation basis in an attempt to mitigate any conflict of interest. Trades are allocated among similarly managed accounts to maintain consistency of portfolio strategy, taking into account cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

With respect to securities transactions for the Funds, the Manager determines which broker or dealer to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), the Manager may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer. In these cases, trades for a Fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a Fund or the other account(s) involved. Additionally, the management of multiple Funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Fund and/or other account.

It is theoretically possible that portfolio managers could use information to the advantage of other accounts they manage and to the possible detriment of a Fund. For example, a portfolio manager could short sell a security for an account immediately prior to a Fund’s sale of that security. To address this conflict, the Manager has adopted procedures for reviewing and comparing selected trades of alternative investment accounts (which may make directional trades such as short sales) with long only accounts (which include the Funds) for timing and pattern related issues. Trading decisions for alternative investment and long only accounts may not be identical even though the same portfolio manager may manage both types of accounts. Whether the Manager allocates a particular investment opportunity to only alternative investment accounts or to alternative investment and long only accounts will depend on the investment strategy being implemented. If, under the circumstances, an investment opportunity is appropriate for both its alternative investment and long only accounts, then it will be allocated to both on a pro-rata basis.

A portfolio manager may also face other potential conflicts of interest in managing a Fund, and the description above is not a complete description of every conflict of interest that could be deemed to exist in managing both a Fund and the other accounts listed above.

Portfolio Manager Securities Ownership

The table below identifies the dollar range of securities beneficially owned by the portfolio managers of each Fund as of February 28, 2009.

Portfolio Manager	Dollar Range(1) of ESD Securities Beneficially Owned	Dollar Range(1) of EFL Securities Beneficially Owned	Aggregate Dollar Range(1) of Fund Securities Beneficially Owned
Michael C. Buchanan	A	A	A
Matthew C. Duda	A	A	A
Keith J. Gardner	A	A	A
S. Kenneth Leech	A	A	A
Detlev Schlichter	A	A	A
Stephen A. Walsh	A	A	A

(1)	The dollar ranges are as follows: “A” = None; “B” = $1-$10,000; “C” = $10,001-$50,000; “D” = $50,001-$100,000; “E” = Over $100,000.

ADDITIONAL INFORMATION ABOUT THE FUNDS

Legg Mason and Western Asset, an affiliate of Legg Mason, have a financial interest in the Merger because their respective fees under agreements with ESD generally increase as the amount of the assets of ESD increase, and the amount of those assets will increase as a result of the Merger (although this increase in assets is expected to be offset by the concomitant loss of EFL’s assets).

Further information about ESD is included in its Annual Report to Stockholders for the Fiscal Year Ended October 31, 2008, filed with the SEC on January 7, 2009, and further information about EFL is included in its Annual Report to Stockholders for the Fiscal Year Ended February 28, 2009, filed with the SEC on May 1, 2009. Copies of these documents, the SAI related to this Proxy Statement/Prospectus and any subsequently released stockholder reports are available upon request and without charge, by writing to the Funds at 55 Water Street, New York, New York 10041, by visiting the Funds’ website at www.leggmason.com/cef or by calling the Funds at 800-822-5544.

The Funds are subject to the informational requirements of the Securities Exchange Act of 1934 and in accordance therewith, file reports and other information including proxy material, reports and charter documents with the SEC. These reports and other information can be inspected and copied at the public reference facilities maintained by the SEC at 100 F Street, NE, Washington, DC 20549. Reports and other information about each Fund are available on the Edgar Database on the SEC’s website at www.sec.gov. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, 100 F Street, NE, Washington, DC 20549 at prescribed rates. You may obtain information about the operation of the Public Reference Room by calling the SEC at 202-551-8090.

Financial Highlights

The financial highlights tables are intended to help you understand the performance of each Fund for the past five years. Certain information reflects financial results for a single share. Total return represents the rate that a stockholder would have earned (or lost) on a Fund share assuming reinvestment of all dividends and distributions. The information in the following tables has been derived from the Funds’ financial statements. The financial statements of ESD for the fiscal years ended 2005, 2006, 2007 and 2008 and the financial statements of EFL for the fiscal years ended 2006, 2007, 2008 and 2009 have been audited by KPMG LLP, an independent registered public accounting firm, whose reports, along with the Funds’ financial statements, are included in the Funds’ annual reports (available upon request). The financial statements of ESD for the period ended 2004 and the financial statements of EFL for the fiscal year ended 2005 have been audited by other independent registered public accountants.

Financial Highlights for ESD (Acquiring Fund)

For a share of capital stock outstanding throughout each year ended October 31, unless otherwise noted:

	2008(1)		2007		2006(1)	2005(1)	2004(1)(2)
Net Asset Value, Beginning of Year	$21.03		$20.87		$20.92	$18.94	$19.06	(3)

Income (Loss) From Operations:
Net investment income	1.27		1.24		1.12	1.49	1.47
Net realized and unrealized gain (loss)	(6.51)		0.71		1.06	2.21	(0.25)

Total Income (Loss) From Operations	(5.24)		1.95		2.18	3.70	1.22

Less Distributions From:
Net investment income	(1.02)		(1.10)		(1.06)	(1.72)	(1.35)
Net realized gains	(0.66)		(0.69)		(1.18)	—	—

Total Distributions	(1.68)		(1.79)		(2.24)	(1.72)	(1.35)

Increase in Net Asset Value Due to Adjustment of Initial Offering Costs	—		—		0.01	—	—
Increase in Net Asset Value Due to Shares Issued on Reinvestment of Distributions	—		—		—	—	0.01

Net Asset Value, End of Year	$14.11		$21.03		$20.87	$20.92	$18.94

Market Price, End of Year	$11.28		$18.12		$17.85	$17.70	$18.91

Total Return, Based on NAV(4)(5)	(26.82)%		9.84%		11.16%	20.43%	7.08%

Total Return, Based on Market Price(5)	(31.08)%		12.10%		14.11%	2.52%	2.04%

Net Assets, End of Year (000s)	$395,175		$588,986		$584,437	$586,082	$525,375

Ratios to Average Net Assets:
Gross expenses	1.36	%(6)	1.25	%(6)	1.02%	1.81%	1.82	%(7)
Gross expenses, excluding interest expense	1.25	(6)	1.04	(6)	0.95	1.19	1.32	(7)
Net expenses	1.36	(6)	1.25	(6)(8)	1.02 (8)	1.81	1.82	(7)
Net expenses, excluding interest expense	1.25	(6)	1.04	(6)(8)	0.95 (8)	1.19	1.32	(7)
Net investment income	6.44		6.00		5.48	7.45	8.90	(7)

Portfolio Turnover Rate	38%		85%		72%	84%	94%

(1)	Per share amounts have been calculated using the average shares method.

(2)	For the period December 21, 2003 (inception date) to October 31, 2004.

(3)	Initial public offering price of $20.00 per share less offering costs and sales load totaling $0.94 per share.

(4)

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

(5)

The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

(6)

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, both the gross and net expense ratios and both the gross and net expense ratios excluding interest expense would have been 1.35% and 1.24%, respectively, for the year ended October 31, 2008, and both would not have changed for the year ended October 31, 2007.

(7)	Annualized.

(8)	Reflects fee waivers and/or expense reimbursements.

Financial Highlights for EFL (Target Fund)

For a share of capital stock outstanding throughout each year ended February 28, unless otherwise noted:

	2009		2008(1)	2007		2006	2005
Net Asset Value, Beginning of Year	$12.71		$14.19	$15.24		$14.18	$13.28

Income (Loss) From Operations:
Net investment income	0.65		0.76	0.82		0.86	0.88
Net realized and unrealized gain (loss)	(2.78)		(1.16)	(0.00	)(2)	0.96	0.90

Total Income (Loss) From Operations	(2.13)		(0.40)	0.82		1.82	1.78

Less Distributions From:
Net investment income	(0.82)		(0.80)	(0.63)		(0.70)	(0.73)
Net realized gains	(0.04)		(0.28)	(1.24)		(0.06)	(0.15)

Total Distributions	(0.86)		(1.08)	(1.87)		(0.76)	(0.88)

Net Asset Value, End of Year	$9.72		$12.71	$14.19		$15.24	$14.18

Market Price, End of Year	$7.29		$11.74	$13.62		$13.85	$14.02

Total Return, Based on NAV(3)(4)	(17.52)%		(3.09)%	5.69%		13.31%	14.02%

Total Return, Based on Market Price(4)	(33.13)%		(6.06)%	12.61%		4.77%	9.50%

Net Assets, End of Year (000s)	$41,886		$54,723	$61,075		$65,579	$61,025

Ratios to Average Net Assets:
Gross expenses	1.71	%(5)	1.43%	2.52%		3.05%	2.40%
Gross expenses, excluding interest expense	1.71		1.43	1.68		1.57	1.67
Net expenses	1.71	(5)(6)	1.43 (7)	2.52		3.05 (7)	2.40
Net expenses, excluding interest expense	1.71	(6)	1.43 (7)	1.68		1.57 (7)	1.67
Net investment income	5.72	(6)	5.56	5.28		5.98	6.57

Portfolio Turnover Rate	57%		46%	95%		89%	136%

Supplemental Data:
Loans Outstanding, End of Period (000s)	—	(8)	— (8)	—	(8)	$15,000	$15,000
Weighted Average Loan (000s)	—	(8)	— (8)	$14,433	(8)	$15,000	$15,000
Weighted Average Interest Rate on Loans	—	(8)	— (8)	5.15	%(8)	4.85%	2.83%

(1)	For the year ended February 29, 2008.

(2)	Amount represents less than $0.01 per share.

(3)

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(4)	The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results.

(5)

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, both the gross and net expense ratios and both the gross and net expense ratios excluding interest expense would have been 1.70%.

(6)	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.

(7)	Reflects fee waivers and/or expense reimbursements.

(8)	At February 28, 2009, February 29, 2008 and February 28, 2007, the Fund did not have an outstanding loan.

Management’s Discussion of Fund Performance

The discussion of performance for ESD is dated as of October 31, 2008 and does not reflect developments occurring after that date.

Q. What is ESD’s investment strategy?

A. ESD’s primary investment objective is total return. High current income is a secondary investment objective. ESD invests primarily in U.S. dollar and non-U.S. dollar-denominated debt securities of issuers in emerging market countries. In selecting investments, ESD uses a combination of qualitative assessments and quantitative models that seek to measure the relative risks and opportunities of each market segment based on economic, market, political, currency and technical data. ESD also makes an assessment of economic and market conditions to create an optimal risk/return allocation of ESD’s assets among various segments of the emerging markets debt market.

After making sector allocations, ESD uses traditional credit analysis to identify individual securities for the fund’s portfolio. In selecting foreign and emerging market issuer debt for investment, ESD considers the economic and political conditions within the issuer’s country, overall and external debt levels and debt service ratios, access to capital markets and debt service payment history.

Western Asset Management Company (“Western Asset”), ESD’s subadviser, utilizes a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio managers, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during ESD’s reporting period?

A. During the fiscal year, the U.S. bond market experienced periods of increased volatility. Changing perceptions regarding the economy, inflation and future Federal Reserve Board (“Fed”)i monetary policy caused bond prices to fluctuate. Two- and 10-year Treasury yields began the reporting period at 3.94% and 4.48%, respectively. Treasury yields moved lower—and their prices moved higher—toward the end of 2007 and during the first quarter of 2008, as concerns regarding the subprime mortgage market and a severe credit crunch caused a “flight to quality.” During this period, investors were drawn to the relative safety of Treasuries, while increased risk aversion caused other segments of the bond market to falter.

Treasury yields then moved higher in April, May and early June 2008, as the economy performed better than expected and inflation moved higher. Over this period, riskier fixed-income asset classes, such as high-yield bonds and emerging market debt rallied. However, the credit crunch resumed in mid-June, resulting in another flight to quality. Investors’ risk aversion then intensified in September and October 2008 given the severe disruptions in the global financial markets. During this time, virtually every asset class, with the exception of short-term Treasuries, performed poorly. At the end of the fiscal year, two- and 10-year Treasury yields were 1.56% and 4.01%, respectively.

The Fed attempted to stimulate economic growth by cutting the federal funds rateii from 5.25% to 2.00% from September 2007 through April 2008. It then held rates steady until October 2008, citing inflationary pressures triggered by soaring oil prices. However, with the global economy moving toward a recession, oil prices falling sharply, and the financial markets in disarray, the Fed lowered interest rates twice in October 2008. The first cut occurred on October 8th, as the Fed and several other central banks around the world lowered rates in a coordinated effort. At that time, the Fed reduced the federal funds rate from 2.00% to 1.50%. Three weeks later, at its regularly scheduled meeting on October 29th, the Fed lowered rates from 1.50% to 1.00%. The Fed also left the door open to further actions, saying: “The Committee will monitor economic and financial developments carefully and will act as needed to promote sustainable economic growth and price stability.”

Turning to emerging market debt, after performing well for much of the 12-month reporting period, the asset class gave back its earlier gains, and much more, in September and October 2008. During that two-month period, investor risk aversion spiked and investors fled emerging market debt for the safety of short-term U.S. Treasuries. In addition, sharply falling commodity prices negatively impacted the fundamentals in a number of emerging market countries. All told, during the 12 months ended October 31, 2008, the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)iii fell 19.13%.

Q. How did ESD respond to these changing market conditions?

A. As global risk aversion increased and volatility reached historic levels, ESD reduced the fund’s exposure in the local currency markets. For example, positions in local markets, such as Turkey and India, were removed during the middle of the reporting period. A number of ESD’s local currency bonds had short durationsiv. These positions were allowed to mature and their proceeds were reallocated to external markets (U.S. dollar-denominated) rather than reinvesting to maintain ESD’s previous currency positions. Generally, the risk-return profile of external markets that do not include currency risk improved relative to local markets, as spreads widened to levels not seen since 2002.

Performance Review. For the 12 months ended October 31, 2008, ESD returned -26.82% based on its net asset value (“NAV”)v and -31.08% based on its New York Stock Exchange (“NYSE”) market price per share. ESD’s unmanaged benchmark, the EMBI Global, returned -19.13% for the same period. The Lipper Emerging Markets Debt Closed-End Funds Category Averagevi returned -26.93% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

During the 12-month period, ESD made distributions to shareholders totaling $1.68 per share. The performance table shows ESD’s 12-month total return based on its NAV and market price as of October 31, 2008. Past performance is no guarantee of future results.

Performance Snapshot as of October 31, 2008 (unaudited)

Price Per Share	12-Month Total Return*
$14.11 (NAV)	-26.82%
$11.28 (Market Price)	-31.08%

All figures represent past performance and are not a guarantee of future results.

*	Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all distributions in additional shares in accordance with ESD’s Dividend Reinvestment Plan.

Q. What were the leading contributors to performance?

A. Generally, ESD maintained its bias toward larger, more liquid countries. In contrast, ESD did not have any exposure to a number of smaller countries, including Vietnam, Ukraine, Pakistan, Jamaica, El Salvador and Serbia. This proved to be beneficial to relative performance as smaller countries suffered disproportionately during the flight to quality following the Lehman Brothers collapse in mid-September 2008. Diversifying ESD’s portfolio into short-duration Egyptian Treasury bills was also a positive contributor to performance, as the Egyptian pound remained relatively stable over the period. ESD’s exposure in local currency markets in Malaysia and Russia had a positive impact on ESD’s performance as their currency values held up reasonably well.

Q. What were the leading detractors from performance?

A. A number of select local currency markets, such as Brazil, as well as certain corporate issues, had a negative impact on performance. The Brazilian real suffered from mid-September 2008 through the end of the period as the global financial system became severely strained and investors sold local currencies in an effort to acquire U.S. dollars. During the final weeks of the reporting period, corporate bonds generally sold off more than their sovereign counterparts. As a result, ESD’s decision to emphasize Russian and Kazakh corporate and quasi-sovereign bonds proved detrimental to ESD’s performance. ESD held modest positions in a number of large Kazakh banks and, despite government re-capitalization, spreads widened dramatically toward the end of the reporting period. Finally, an underweight to the Philippines external sovereign market detracted from relative performance. Despite a relatively large amount of outstanding debt, their spreads widened less than the benchmark.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

i	The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

ii	The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iii	The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for US. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

iv	Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

v	Net asset value (“NAV”) is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which ESD has invested. However, the price at which an investor may buy or sell shares of ESD is at ESD’s market price as determined by supply of and demand for ESD’s shares.

vi	Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the 12-month period ended October 31, 2008, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 12 funds in the ESD’s Lipper category.

Net Asset Value, Market Price and Premium/Discount

Common shares of closed-end investment companies, such as the Funds, have frequently traded at a discount from net asset value, or in some cases trade at a premium. Shares of closed-end investment companies investing primarily in fixed income securities tend to trade on the basis of income yield on the market price of the shares and the market price may also be affected by trading volume, general market conditions and economic conditions and other factors beyond the control of the fund. As a result, the market price of each Fund’s Common Shares may be greater or less than the net asset value per share. Since the commencement of each Fund’s operations, each Fund’s Common Shares have traded in the market at prices that were generally below net asset value per share.

The following tables set forth the high and low sales prices for ESD Common Shares and EFL Common Shares on the NYSE, the net asset value per share and the discount or premium to net asset value per share represented by the quotation for each quarterly period during the last two calendar years.

ESD (Acquiring Fund)

Fiscal Year End is October 31

	Quarterly High Price			Quarterly Low Price
Quarter Ended	Net Asset Value Per Share	NYSE Price	Premium/ Discount	Net Asset Value Per Share	NYSE Price	Premium/ Discount
06/30/07	$20.98	$18.49	(11.868)%	$20.44	$17.76	(13.112)%
09/30/07	20.66	18.04	(12.682)	19.66	15.81	(19.583)
12/31/07	21.00	18.18	(13.429)	20.44	17.57	(14.041)
03/31/08	20.48	18.43	(10.010)	20.24	17.25	(14.773)
06/30/08	20.31	18.49	(8.961)	19.88	17.29	(13.028)
09/30/08	19.82	17.36	(12.412)	17.83	12.50	(29.893)
12/31/08	17.41	13.30	(23.607)	13.62	9.01	(33.847)
03/31/09	15.09	12.80	(15.176)	14.39	9.97	(30.716)

EFL (Target Fund)

Fiscal Year End is February 28

	Quarterly High Price			Quarterly Low Price
Quarter Ended	Net Asset Value Per Share	NYSE Price	Premium/ Discount	Net Asset Value Per Share	NYSE Price	Premium/ Discount
06/30/07	$14.34	$13.94	(2.789)%	$14.18	$12.74	(10.155)%
09/30/07	14.00	14.26	1.857	13.43	11.00	(18.094)
12/31/07	13.67	12.74	(6.803)	13.32	11.30	(15.165)
03/31/08	12.45	12.08	(2.972)	12.81	11.24	(12.256)
06/30/08	12.66	17.62	39.179	12.56	12.08	(3.822)
09/30/08	12.30	17.95	45.935	11.38	11.19	(1.670)
12/31/08	11.23	13.77	22.618	9.38	6.23	(33.582)
03/31/09	9.91	8.14	(17.861)	9.69	6.45	(33.437)

On April 24, 2009, the net asset value per share of ESD was $16.03 and the closing price of ESD Common Shares on the NYSE was $13.14, meaning ESD Common Shares were trading at a 18.029% discount to ESD’s net asset value per share. Also on April 24, 2009, the net asset value per share of EFL was $10.48 and the closing price of EFL Common Shares on the NYSE was $8.20, meaning that EFL Common Shares were trading at a 21.756% discount to EFL’s net asset value per share.

As of April 24, 2009, EFL Common Shares have been trading at a greater discount than ESD Common Shares. However, the trading discount for ESD Common Shares may change after the issuance of additional ESD Common Shares in the Merger and the resulting increase in supply of ESD Common Shares in the market.

CAPITALIZATION

The following table sets forth the unaudited capitalization of each Fund as of the date set out below, and on a pro forma basis as of that date, giving effect to the proposed acquisition of assets at net asset value. The pro forma capitalization information is for informational purposes only. No assurance can be given as to how many shares of ESD will be received by stockholders of EFL on the Closing Date, and the information should not be relied upon to reflect the number of shares of ESD that actually will be received.

The following table sets out the effect of the proposed acquisition of assets at net asset value on a pro forma basis:

Pro Forma Combined Capitalization Table

As of February 28, 2009 (Unaudited)

	EFL (Target Fund)	ESD (Acquiring Fund)	Pro Forma Adjustments		Pro Forma Combined Fund
Total Net Assets	$41,886,365	$408,249,923	$(90,000	)(1)	$450,046,288
Shares Outstanding	4,311,135	28,009,890	(1,443,499	)(2)	30,877,526
Net Asset Value	$9.72	$14.58	—		$14.58

(1)	Reflects adjustments for estimated reorganization expenses.

(2)	Reflects adjustment to the number of Common Shares outstanding due to the Reorganization.

For more information about the Funds’ capital stock, see “Description of the Funds’ Capital Stock—Common Shares”

PORTFOLIO COMPOSITION

As of December 31, 2008, approximately 89.2% of the market value of ESD’s portfolio was invested in long-term securities and approximately 10.8% was invested in short-term securities.

S&P(1)	Moody’s(1)	Number of Issues	Market Value (millions)	Percent
AAA	Aaa	12	$33.0	7.8%
AA+, AA, AA-	Aa1, Aa, Aa2, Aa3	—	—	—
A+, A, A-	A1, A, A2, A3	13	55.6	13.1
BBB+, BBB, BBB-	Baa1, Baa, Baa2, Baa3	40	190.8	44.9
Below Investment Grade	Below Investment Grade	58	145.4	34.2

Total		123	$424.8	100%

(1)	Ratings: using the higher or S&P or Moody’s rating.

As of December 31, 2008, approximately 63.8% of the market value of EFL’s portfolio was invested in long-term securities and approximately 36.2% was invested in short-term securities.

S&P(1)	Moody’s(1)	Number of Issues	Market Value (millions)	Percent
AAA	Aaa	10	$3.3	8.0%
AA+, AA, AA-	Aa1, Aa, Aa2, Aa3	—	—	—
A+, A, A-	A1, A, A2, A3	14	2.3	5.6
BBB+, BBB, BBB-	Baa1, Baa, Baa2, Baa3	27	23.5	56.5
Below Investment Grade	Below Investment Grade	29	12.5	29.9

Total		80	$41.6	100%

(1)	Ratings: using the higher or S&P or Moody’s rating.

PORTFOLIO TRANSACTIONS

Neither Fund has an obligation to deal with any brokers or dealers in the execution of transactions in portfolio securities. Subject to policy established by the Board, the Manager is responsible for each Fund’s portfolio decisions and the placing of the Fund’s portfolio transactions.

Portfolio securities normally will be purchased or sold from or to dealers serving as market makers for the securities at a net price, which may include dealer spreads and underwriting commissions. In placing orders, it is the policy of each Fund to obtain the best results taking into account the general execution and operational facilities of the broker or dealer, the type of transaction involved and other factors such as the risk of the broker or dealer in positioning the securities involved. While the Manager generally seeks the best price in placing its orders, neither Fund may necessarily be paying the lowest price available. Subject to seeking the best price and execution, securities firms which provide supplemental research to the Manager may receive orders for transactions by the Fund. Information so received will be in addition to and not in lieu of the services required to be performed by the Manager under each Fund’s management agreement, and the expenses of the Manager will not necessarily be reduced as a result of the receipt of such supplemental information.

Each Fund expects that all portfolio transactions will be effected on a principal basis and, accordingly, does not expect to pay any brokerage commissions. To the extent a Fund does effect brokerage transactions, affiliated persons (as such term is defined in the 1940 Act) of the Fund, or affiliated persons of such persons, may from time to time be selected to perform brokerage services for the Fund, subject to the considerations discussed above, but are prohibited by the 1940 Act from dealing with the Fund as principal in the purchase or sale of securities. In order for such an affiliated person to be permitted to effect any portfolio transactions for a Fund, the commissions, fees or other remuneration received by such affiliated person must be reasonable and fair compared to the commissions, fees or other remuneration received by other brokers in connection with comparable transactions involving similar securities being purchased or sold during a comparable period of time. This standard would allow such an affiliated person to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm’s-length transaction.

Investment decisions for each Fund are made independently from those for other funds and accounts advised or managed by the Manager. Such other funds and accounts may also invest in the same securities as the Funds. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and another fund or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which the Manager believes to be equitable to the Fund and such other fund or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold by the Fund. To the extent permitted by law, the Manager may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other funds and accounts in order to obtain best execution.

Although neither Fund has any restrictions on portfolio turnover, it is neither Fund’s policy to engage in transactions with the objective of seeking profits from short-term trading. It is expected that the annual portfolio turnover rate of the Funds will not exceed 200%. The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of a Fund’s portfolio securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less. A high rate of portfolio turnover involves correspondingly greater transaction costs than a lower rate, which costs are borne by the Funds and their stockholders.

DIVIDENDS AND DISTRIBUTIONS

Distributions

General

Each Fund intends to distribute its net investment (ordinary) income on a monthly basis. At least annually, each Fund intends to distribute all of its net long-term capital gains, if any. For each Fund, both monthly and annual distributions to holders of Common Shares will be made only after making interest and required principal payments on borrowings, if any, or paying any accrued dividends on, or redeeming or liquidating, any Fund Preferred Shares.

From time to time, each Fund may distribute less than the entire amount of net investment income earned in a particular period, which amount may be available to supplement future distributions. As a result, the distributions paid by a Fund for any particular monthly period may be more or less than the amount of net investment income actually earned by the Fund during the period and the Fund may have to sell a portion of its investment portfolio to make a distribution at a time when independent investment judgment might not dictate such action. Undistributed net investment income is included in the net asset value of a Fund’s Common Shares and, correspondingly, distributions from net investment income will reduce the Common Shares’ net asset value. In addition, the terms of any borrowings or Fund Preferred Shares (if issued) may prohibit a Fund from making distributions in the amount or at the time that it otherwise would.

Managed Distribution Policy

On August 15, 2007, each Fund’s Board of Directors adopted a managed distribution policy. Under each Fund’s managed distribution policy, the Fund seeks to maintain a consistent distribution level, stated as a fixed-rate per Common Share per month, that may be paid in part or in full from net investment income and realized capital gains, or a combination thereof. Stockholders should note, however, that if a Fund’s aggregate net investment income and net realized capital gains are less than the amount of the new distribution level, the difference will be distributed from the Fund’s assets and will constitute a return of the stockholder’s capital. A return of capital is not taxable; rather it reduces a stockholder’s tax basis in his or her shares of a Fund.

Either Fund’s Board of Directors may terminate or suspend that Fund’s managed distribution policy at any time. Any such termination or suspension could have an adverse effect on the market price of a Fund’s Common Shares. On November 17, 2008, EFL announced the suspension effective immediately of the managed distribution policy adopted in August 2007.

ESD Dividend Reinvestment Plan

Unless you elect to receive distributions in cash, all distributions on your ESD Common Shares will be automatically reinvested by American Stock Transfer & Trust Company (“AST”), as agent for the holders of ESD Common Shares (the

“Plan Agent”), in additional ESD Common Shares under the Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all cash distributions paid by check mailed directly to you by AST as dividend paying agent.

If you participate in the Plan, the number of ESD Common Shares you will receive will be determined as follows:

(1) If the market price of the ESD Common Shares on the record date (or, if the record date is not a New York Stock Exchange trading day, the immediately preceding trading day) for determining stockholders eligible to receive the relevant distribution (the “determination date”) is equal to or exceeds 98% of the net asset value per share of the ESD Common Shares, the Fund will issue new ESD Common Shares at a price equal to the greater of (a) 98% of the net asset value per share at the close of trading on the Exchange on the determination date or (b) 95% of the market price per share of the ESD Common Shares on the determination date.

(2) If 98% of the net asset value per share of the ESD Common Shares exceeds the market price of the ESD Common Shares on the determination date, the Plan Agent will receive the dividend or distribution in cash and will buy ESD Common Shares in the open market, on the Exchange or elsewhere, for your account as soon as practicable commencing on the trading day following the determination date and terminating no later than the earlier of (a) 30 days after the distribution payment date, or (b) the record date for the next succeeding distribution to be made to the holders of ESD Common Shares; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price rises so that it equals or exceeds 98% of the net asset value per share of the ESD Common Shares at the close of trading on the Exchange on the determination date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan Agent will cease purchasing ESD Common Shares in the open market and the Fund shall issue the remaining ESD Common Shares at a price per share equal to the greater of (a) 98% of the net asset value per share at the close of trading on the Exchange on the determination date or (b) 95% of the then current market price per share.

The Plan Agent maintains all participants’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. ESD Common Shares in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all ESD Common Shares you have received under the Plan.

You may withdraw from the Plan by notifying the Plan Agent in writing at 59 Maiden Lane, New York, New York 10038. Such withdrawal will be effective immediately if notice is received by the Plan Agent not less than ten business days prior to distribution record date; otherwise such withdrawal will be effective as soon as practicable after the Plan Agent’s investment of the most recently declared distribution on the ESD Common Shares. The Plan may be terminated by the Fund upon notice in writing mailed to holders of ESD Common Shares at least 30 days prior to the record date for the payment of any dividend or distribution by the Fund for which the termination is to be effective. Upon any termination, you will be sent a certificate or certificates for the full ESD Common Shares held for you under the Plan and cash for any fractional ESD Common Shares. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your shares on your behalf. You will be charged $5.00 plus a $0.05 per ESD Common Share service charge and the Plan Agent is authorized to deduct brokerage charges actually incurred for this transaction from the proceeds.

There is no service charge for reinvestment of your distributions in ESD Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. Because all distributions will be automatically reinvested in additional ESD Common Shares, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your ESD Common Shares over time.

Automatically reinvesting distributions does not mean that you do not have to pay income taxes due upon receiving distributions.

ESD reserves the right to amend or terminate the Plan if, in the judgment of the Board, the change is warranted. There is no direct service charge to participants in the Plan; however, ESD reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan and your account may be obtained from the Plan Agent at 1-888-888-0151.

TAXATION

Set forth below is a discussion of certain U.S. federal income tax aspects concerning the Funds and the acquisition, ownership and disposition of Fund shares. This discussion does not purport to be complete or to deal with all aspects of U.S. federal income taxation that may be relevant to shareholders in light of their particular circumstances. Unless otherwise noted, this discussion assumes you are a U.S. shareholder and that you hold your shares as a capital asset. This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisers with regard to the U.S. federal tax consequences of the acquisition, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country or other taxing jurisdiction.

Taxation of the Funds

Each Fund has elected to be treated and intends to continue to qualify annually as a regulated investment company (“RIC”) under the Code.

To qualify for the favorable U.S. federal income tax treatment generally accorded to RICs, each Fund must, among other things: (a) derive in each taxable year at least 90% of its gross income from (1) dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (2) net income derived from interests in certain publicly traded partnerships that are treated as partnerships for federal income tax purposes and that derive less than 90% of their gross income from the items described in (1) above (each a “Qualified Publicly Traded Partnership”), (b) diversify its holdings so that, at the end of each quarter of each taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other RICs and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or the securities of other RICs) of (I) any one issuer, (II) any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or (III) any one or more Qualified Publicly Traded Partnerships; and (c) distribute at least 90% of its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) each taxable year.

As a RIC, each Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to shareholders. Each Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gain. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, each Fund must distribute during each calendar year at least an amount equal to the sum of (1) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that were not distributed during those years. For these purposes, each Fund will be deemed to have distributed any income or gains on which it paid U.S. federal income tax. To prevent application of the excise tax, each Fund intends to make its distributions in accordance with the foregoing distribution requirement. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by a Fund in October, November or December with a record date in such a month and paid by such Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

If either Fund failed to qualify as a RIC or failed to satisfy the 90% distribution requirement in any taxable year, such Fund would be taxed as an ordinary corporation on its taxable income (including its net capital gain, and even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income. Such distributions generally would be eligible (i) to be treated as “qualified dividend income” in the case of individual shareholders and (ii) for the dividends received deduction in the case of corporate shareholders. In addition, such Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a RIC.

Distributions

Distributions of a Fund’s investment company taxable income will generally be taxable to a shareholder as ordinary income to the extent paid out of such Fund’s earnings and profits, whether paid in cash or reinvested in additional shares. If a portion of a Fund’s income consists of dividends paid by U.S. corporations, a portion of the dividends paid by such Fund to corporate shareholders generally may be eligible for the corporate dividends received deduction. In addition, for taxable years beginning on or before December 31, 2010, distributions of net investment income that are designated by a Fund as derived from qualified dividend income are taxed to individuals at the rates applicable to long-term capital gain. Due to the nature of the Funds’ investments, neither Fund expects a significant portion of Fund distributions to be eligible for the corporate dividends received deduction or derived from qualified dividend income. Distributions of net capital gain, if any, designated as capital gain dividends are taxable to a shareholder as long-term capital gain, regardless of how long the shareholder has held Fund shares. Long-term capital gain rates for individuals have been temporarily reduced to 15% (with lower rates for individuals in the 10% and 15% rate brackets) for taxable years beginning on or before December 31, 2010. Shareholders receiving distributions in the form of additional shares, rather than cash, generally will have a cost basis for such shares equal to the amount of the cash dividend that is reinvested. A distribution of an amount in excess of a Fund’s current and accumulated earnings and profits will be treated by a shareholder as a return of capital, which is applied against and reduces the shareholder’s basis in his or her shares. To the extent that the amount of any such distribution exceeds the shareholder’s basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares.

Each Fund may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates on the amount retained. In such case, it may designate the retained amount as undistributed capital gains in a notice to its shareholders, who will be treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will (i) be required to report his pro rata share of such gain on his tax return as long-term capital gain, (ii) receive a refundable tax credit for his pro rata share of tax paid by such Fund on the gain and (iii) increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of additional shares will receive a report as to the net asset value of those shares.

Sale or Exchange of Fund Shares

Upon the sale or other disposition of shares of a Fund which a shareholder holds as a capital asset, such shareholder may realize a capital gain or loss in an amount equal to the difference between the amount realized and the shareholder’s adjusted tax basis in the shares sold. Such gain or loss will be long-term or short-term, depending upon the shareholder’s holding period for the shares. Generally, a shareholder’s gain or loss will be a long-term gain or loss if the shares have been held for more than one year.

Any loss realized on a sale or exchange will be disallowed to the extent that shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received by the shareholder (or amounts designated as undistributed capital gains) with respect to such shares.

Treasury regulations provide that if a shareholder recognizes a loss with respect to shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder in any single taxable year (or a greater loss over a combination of years), the shareholder must file with the Internal Revenue Service a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Nature of Funds’ Investments

Certain of each Fund’s investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions and (vii) produce income that will not qualify as good income for purposes of the 90% annual gross income requirement described above. These rules could therefore affect the character, amount and timing of distributions to shareholders. Each Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these provisions.

Original Issue Discount Securities

Investments by a Fund in zero coupon or other discount securities will result in income to such Fund equal to a portion of the excess of the face value of the securities over their issue price (the “original issue discount”) each year that the securities are held, even though the Fund receives no cash interest payments. This income is included in determining the amount of income which such Fund must distribute to maintain its qualification for the favorable U.S. federal income tax treatment generally accorded to RICs and to avoid the payment of U.S. federal income tax and the 4% excise tax. Because such income may not be matched by a corresponding cash distribution to the Fund, the Fund may be required to borrow money or dispose of other securities to be able to make distributions to its shareholders.

Market Discount Bonds

Gain derived by a Fund from the disposition of any bonds with market discount (i.e., an amount generally equal to the excess of the stated redemption price or revised issue price of the bond over the basis of such bond immediately after it was acquired) will be taxed as ordinary income to the extent of the accrued market discount, unless such Fund makes an election to accrue market discount on a current basis. If this election is not made, all or a portion of any deduction for interest expense incurred to purchase or carry a market discount bond may be deferred until such bond is sold or otherwise disposed of.

High Yield Securities

Each Fund may invest substantially all of its assets in domestic and foreign “high yield” securities, commonly known as “junk bonds.” Investments in these types of securities may present special tax issues for such Fund. U.S. federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and interest and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by each Fund, in the event it invests in such debt securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.

Currency Fluctuations

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time a Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time such Fund actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

Foreign Taxes

Investment income that may be received by a Fund from sources within foreign countries may be subject to foreign taxes withheld at the source. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If either Fund qualifies as a RIC, such Fund satisfies the 90% distribution requirement and more than 50% of the value of such Fund’s total assets at the close of its taxable year consists of stock or securities of foreign corporations, then such

Fund may elect to “pass through” to its shareholders the amount of foreign taxes paid by such Fund. If a Fund so elects, each shareholder would be required to include in gross income, even though not actually received, his pro rata share of the foreign taxes paid by such Fund, but would be treated as having paid his pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various Code limitations) as a foreign tax credit against U.S. federal income tax (but not both). For purposes of the foreign tax credit limitation rules of the Code, each shareholder would treat as foreign source income his pro rata share of such foreign taxes plus the portion of dividends received from the Fund representing income derived from foreign sources. No deduction for foreign taxes could be claimed by an individual shareholder who does not itemize deductions. In certain circumstances, a shareholder that has held shares of a Fund for less than a specified minimum period during which it is not protected from risk of loss, or is obligated to make payments related to the dividends, will not be allowed a foreign tax credit for foreign taxes deemed imposed on dividends paid on such shares. Additionally, each Fund must also meet this holding period requirement with respect to its foreign stock and securities in order for “creditable” taxes to flow-through. Each shareholder should consult his own tax adviser regarding the potential application of foreign tax credits.

Backup Withholding

Each Fund may be required to withhold U.S. federal income tax from all distributions and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The withholding percentage is 28% until 2011, when the percentage will increase to 31% absent legislative action. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. This withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability. To avoid such withholding, foreign shareholders (as defined below) generally must provide a properly completed IRS Form W-8BEN certifying their non-United States status.

Foreign Shareholders

U.S. taxation of a shareholder who is a nonresident alien individual, a foreign trust or estate, a foreign corporation or foreign partnership (“foreign shareholder”) depends on whether the income of a Fund is “effectively connected” with a U.S. trade or business carried on by the shareholder.

If the income from a Fund is not “effectively connected” with a U.S. trade or business carried on by the foreign shareholder, distributions of investment company taxable income will be subject to a U.S. tax of 30% (or lower treaty rate), which tax is generally withheld from such distributions. In addition, with respect to taxable years of RICs beginning before January 1, 2008, U.S. source withholding taxes are not imposed on dividends paid by RICs to the extent the dividends are designated as “interest-related dividends” or “short-term capital gain dividends.” Under this exemption, interest-related dividends and short-term capital gain dividends generally represent distributions of interest or short-term capital gains that would not have been subject to U.S. withholding tax at the source if they had been received directly by a foreign person, and that satisfy certain other requirements. Legislation has recently been proposed that would extend this exemption through taxable years beginning before January 1, 2009; no assurances can be given, however, as to whether this legislation will be enacted. The Fund does not currently, and does not intend to, designate any amounts as interest related dividends or as short-term capital gain dividends for this purpose. Such a foreign shareholder would generally be exempt from U.S. federal income tax on capital gain dividends, any amounts retained by a Fund that are designated as undistributed capital gains and any gains realized upon the sale or exchange of shares of such Fund. However, a foreign shareholder who is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements will nevertheless be subject to a U.S. tax of 30% on such capital gain dividends, undistributed capital gains and sale or exchange gains.

If the income from a Fund is “effectively connected” with a U.S. trade or business carried on by a foreign shareholder, then distributions of investment company taxable income, any capital gain dividends, any amounts retained by such Fund that are designated as undistributed capital gains and any gains realized upon the sale or exchange of shares of such Fund will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens, residents or domestic corporations. Foreign corporate shareholders may also be subject to the branch profits tax imposed by the Code.

In the case of a non-corporate foreign shareholder, a Fund may be required to withhold U.S. federal income tax from distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless the foreign shareholder certifies his or her foreign status under penalties of perjury or otherwise establishes an exemption.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

Other Taxation

It is not expected that you will be subject to alternative minimum tax as a result of your investment in a Fund. Fund shareholders may be subject to state, local and foreign taxes on their Fund distributions. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

NET ASSET VALUE

Each Fund determines the net asset value of its Common Shares on each day the NYSE is open for business, as of the close of the customary trading session (normally 4:00 p.m. Eastern time), or any earlier closing time that day. Each Fund determines the net asset value per Common Share by dividing the value of the Fund’s securities, cash and other assets (including interest accrued but not collected) less all its liabilities (including accrued expenses, the liquidation preference of any outstanding Preferred Shares and dividends payable) by the total number of Common Shares outstanding. Each Fund values portfolio securities for which market quotations are readily available at market value. Each Fund’s short-term investments are valued at amortized cost when the security has 60 days or less to maturity. Determination of the Common Shares’ net asset value is made in accordance with generally accepted accounting principles.

Each Fund values all other securities and assets at their fair value. If events occur that materially affect the value of a security between the time trading ends on the security and the close of the customary trading session of the NYSE, a Fund may value the security at its fair value as determined in good faith by or under the supervision of the Board of Directors of the Fund. The effect of using fair value pricing is that the Common Shares’ net asset value will be subject to the judgment of the Board of Directors or its designee instead of being determined by the market.

Any swap transaction that a Fund enters into may, depending on the applicable interest rate environment, have a positive or negative value for purposes of calculating net asset value. Any cap transaction that a Fund enters into may, depending on the applicable interest rate environment, have no value or a positive value. In addition, accrued payments to a Fund under such transactions will be assets of the Fund and accrued payments by the Fund will be liabilities of the Fund.

DESCRIPTION OF THE FUNDS’ CAPITAL STOCK

The authorized capital stock of ESD is 100,000,000 shares of capital stock, par value $0.001 per share, and the authorized capital stock of EFL is 100,000,000 shares of capital stock, par value $0.001 per share. The following table presents the number of shares of (i) capital stock authorized by each Fund, and (ii) capital stock outstanding for each class of authorized shares of each Fund as of May 29, 2009:

Fund	Amount Authorized	Amount Outstanding as of May 29, 2009
ESD (Common Shares)	100,000,000	28,009,890
EFL (Common Shares)	100,000,000	4,311,135

There are no material differences between the rights of holders of ESD Common Shares and the holders of EFL Common Shares.

As described above, the authorized capital stock of ESD is 100,000,000 shares of capital stock, $0.001 par value per share, all of which have been designated as ESD Common Shares. The outstanding ESD Common Shares are, and the ESD Common Shares to be issued in the Merger will be, when issued, fully paid and nonassessable. All ESD Common Shares are equal as to dividends, distributions and voting privileges. There are no conversion, preemptive or other subscription rights. In the event of liquidation, each ESD Common Share is entitled to its proportion of ESD’s assets after debts and expenses. There are no cumulative voting rights for the election of Directors.

Also as described above, the authorized capital stock of EFL is 100,000,000 shares of capital stock, $0.001 par value per share, all of which have been designated as EFL Common Shares. The outstanding EFL Common Shares are fully paid and nonassessable. All EFL Common Shares are equal as to dividends, distribution and voting privileges. There are no conversion, preemptive or other subscription rights. In the event of liquidation, each EFL Common Share is entitled to its proportion of EFL’s assets after debts and expenses. There are no cumulative voting rights for the election of Directors.

Neither Fund has a present intention of offering additional Common Shares to the public except to the extent that ESD intends to issue new ESD Common Shares to holders of EFL Common Shares in the Merger. Other offerings of a Fund’s Common Shares, if made, will require approval of that Fund’s Board. Any additional offering will be subject to the requirements of the 1940 Act that shares of common stock may not be sold at a price below the then current net asset value (exclusive of underwriting discounts and commissions) except in connection with an offering to existing stockholders or with the consent of a majority of the outstanding shares of common stock.

Special Voting Provisions

Each Fund has provisions in its Charter and By-Laws that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund, to cause it to engage in certain transactions or to modify its structure. Each Fund’s Board is divided into three classes, each having terms of three years. At each Fund’s annual meeting of stockholders in each year, the term of one class expires and Directors are elected to serve in that class for terms of three years. This provision could delay for up to two years the replacement of a majority of the Board. A Director may be removed from office only for cause and only by a vote of the holders of at least 75% of the shares of the Fund entitled to be cast for the election of Directors.

The affirmative vote of 75% of the entire Board of each Fund is required to authorize the conversion of the Fund from a closed-end to an open-end investment company. The conversion also requires the affirmative vote of the holders of 75% of the votes entitled to be cast thereon by holders of the outstanding voting stock of the Fund, unless it is approved by a vote of 75% of the Continuing Directors (as defined below), in which event such conversion requires the approval of the holders of a majority of the outstanding voting stock of the Fund. A “Continuing Director” is any member of the Board of a Fund who (i) is not a person or affiliate of a person who enters or proposes to enter into a Business Combination (as defined below) with the Fund (an “Interested Party”) and has been a member of the Board of Directors for a period of at least 12 months, or (ii) has been a member of the Board since the commencement of the Fund’s operations, or is a successor of a Continuing Director who is unaffiliated with an Interested Party and is recommended to succeed a Continuing Director by a majority of the Continuing Directors then on the Board of a Fund.

The affirmative votes of 75% of the entire Board and the holders of (i) 80% of the votes entitled to be cast thereon by the stockholders of each Fund and (ii) in the case of a Business Combination (as defined below), 66 2/3% of the votes entitled to be cast thereon by the stockholders of each Fund other than votes held by an Interested Party who is (or whose affiliate is) a party to a Business Combination (as defined below) or an affiliate or associate of the Interested Party, are required to adopt, approve, advise or authorize any of the following transactions:

(1) merger, consolidation or statutory share exchange of the Fund with or into any other person;

(2) issuance or transfer by the Fund (in one or a series of transactions in any 12 month period) of any securities of the Fund to any person or entity for cash, securities or other property (or combination thereof) having an aggregate fair market value of $1,000,000 or more, excluding issuances or transfers of debt securities of the Fund, sales of securities of the Fund in connection with a public offering, issuances of securities of the Fund pursuant to a dividend reinvestment plan adopted by the Fund, issuances of securities of the Fund upon the exercise of any stock subscription rights distributed by the Fund and portfolio transactions effected by the Fund in the ordinary course of its business;

(3) sale, lease, exchange, mortgage, pledge, transfer or other disposition by the Fund (in one or a series of transactions in any 12 month period) to or with any person or entity of any assets of the Fund having an aggregate fair market value of $1,000,000 or more except for portfolio transactions (including pledges of portfolio securities in connection with borrowings) effected by the Fund in the ordinary course of its business (transactions described in clauses (1), (2) and (3) above being known individually as a “Business Combination”);

(4) any proposal for the voluntary liquidation or dissolution of the Fund or an amendment to the Fund’s Charter to terminate the Fund’s existence; or

(5) unless the 1940 Act or federal law requires a lesser vote, any stockholder proposal as to specific investment decisions made or to be made with respect to the Fund’s assets as to which stockholder approval is required under federal or Maryland law.

However, the stockholder vote described above will not be required with respect to the foregoing transactions (other than those set forth in (5) above) if they are approved by a vote of 75% of the Continuing Directors. In that case, if Maryland law requires, the affirmative vote of a majority of the votes entitled to be cast shall be required.

Each Fund’s By-Laws contain provisions the effects of which are to prevent matters, including nominations of Directors, from being considered at a stockholders’ meeting where the Fund has not received notice of the matters at least 60 days but no more than 90 days prior to the first anniversary of the preceding year’s annual meeting.

The Board of each Fund has determined that the foregoing voting requirements, which are generally greater than the minimum requirements under Maryland law and the 1940 Act, are in the best interests of stockholders generally.

Reference is made to the Charter and By-Laws of each Fund, on file with the SEC, for the full text of these provisions. These provisions could have the effect of depriving stockholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of a Fund in a tender offer or similar transaction. In the opinion of the Manager, however, these provisions offer several possible advantages. They may require persons seeking control of a Fund to negotiate with its management regarding the price to be paid for the shares required to obtain such control, they promote continuity and stability and they enhance the Fund’s ability to pursue long-term strategies that are consistent with its investment objectives.

In any event, holders of each Fund’s Common Shares are entitled to one vote per Common Share, and each Common Share of each Fund has equal voting rights with all other outstanding Common Shares of that Fund.

Board Recommendation and Required Vote

Because the Merger in Proposal 2 has been approved by at least 75% of EFL’s “Continuing Directors,” as that term is defined in EFL’s charter, that Proposal must be approved by the holders of a majority of the outstanding EFL Common Shares. Approval of Proposal 2 will occur only if a sufficient number of votes at the Meeting are cast “FOR” that Proposal. Abstentions and broker non-votes are not considered “votes cast” and, therefore, do not constitute a vote “FOR” Proposal 2. Abstentions effectively result in a vote AGAINST Proposal 2. Any broker non-votes would effectively be treated as a vote “AGAINST” Proposal 2.

The Fund’s Board of Directors, including the Independent Directors, unanimously recommends that stockholders of the Fund vote FOR the approval of the Merger of EFL with and into ESD in accordance with the Maryland General Corporation Law.

FEES PAID TO INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (EFL)

Audit Fees. The aggregate fees billed for professional services rendered by KPMG for the audit of EFL’s annual financial statements for the fiscal years ended February 29, 2008 and February 28, 2009 (the “Reporting Periods”), or for services that are normally provided in connection with the statutory and regulatory filings or engagements in those fiscal years, were $54,000 and $56,350, respectively.

Audit Related Fees. The aggregate fees billed by KPMG in connection with assurance and related services related to the annual audit of the Fund and for review of the Fund’s financial statements, other than the Audit Fees described above, for the fiscal years ended February 29, 2008 and February 28, 2009 were $0 and $1,315, respectively.

In addition, there were no Audit Related Fees billed in the year ended February 28, 2009 for assurance and related services by KPMG to LMPFA and any entity controlling, controlled by or under common control with LMPFA that provides ongoing services to the Fund (LMPFA and such other entities together, the “Service Affiliates”), that were related to the operations and financial reporting of the Fund. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the period May 6, 2003 to February 28, 2009 (prior to May 6, 2003 such services provided were not subject to pre-approval requirements).

Tax Fees. The aggregate fees billed by KPMG for tax compliance, tax advice and tax planning services, which include the filing and amendment of federal, state and local income tax returns, timely regulated investment company qualification review, and tax distribution and analysis planning to the Fund for the fiscal years ended February 29, 2008 and February 28, 2009 were $2,650 and $5,550, respectively.

There were no fees billed by KPMG to the Service Affiliates for tax services during the Reporting Periods that required pre-approval by the Fund’s Audit Committee.

All Other Fees. There were no other fees billed for other non-audit services rendered by KPMG to the Fund for the fiscal years ended February 29, 2008 and February 28, 2009.

There were no other non-audit services rendered by KPMG to the Service Affiliates requiring preapproval by the Audit Committee in the Reporting Period.

Generally, the Audit Committee must approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided to the Service Affiliates that relate directly to the operations and financial reporting of the Fund. The Audit Committee may implement policies and procedures by which such services are approved other than by the full Committee, but has not yet done so.

For the Fund the percentage of fees that were approved by the Audit Committee, with respect to: Audit-Related Fees were 100% and 0% for the years ended February 29, 2008 and February 28, 2009; Tax Fees were 100% and 0% for the years ended February 29, 2008 and February 28, 2009; and for Other Fees paid were 100% and 0% for the years ended February 29, 2008 and February 28, 2009.

The Audit Committee shall not approve non-audit services that the Committee believes may impair the independence of the independent registered public accounting firm. As of the date of the approval of the Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent registered public accounting firm, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Audit Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund and the Service Affiliates constitutes not more than 5% of the total amount of revenues paid to the Fund’s independent registered public accounting firm during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) SBAM and (c) any entity controlling, controlled by or under common control with SBAM that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee (or its delegate(s)) prior to the completion of the audit.

The aggregate non-audit fees billed by KPMG for services rendered to the Fund and Service Affiliates for the fiscal years ended February 29, 2008 and February 28, 2009 were $0 and $0, respectively.

The Audit Committee has considered whether the provision of non-audit services to the Service Affiliates that were not pre-approved by the Audit Committee (because they did not require pre-approval) is compatible with maintaining KPMG’s independence. All services provided by KPMG to the Fund or to the Service Affiliates that were required to be approved by the Audit Committee were pre-approved.

A representative of KPMG, if requested by any stockholder, will be present via telephone at the Meeting to respond to appropriate questions from stockholders and will have an opportunity to make a statement if he or she chooses to do so.

STOCKHOLDER PROPOSALS AND OTHER STOCKHOLDER COMMUNICATIONS

All proposals by stockholders of EFL which are intended to be presented at the Fund’s 2010 Annual Meeting of Stockholders must be received by the Fund no later than February 25, 2010, to be included in EFL’s proxy statement relating to that meeting. Any stockholder who desires to present a proposal at the EFL’s 2010 Annual Meeting of Stockholders without including the proposal in the Fund’s proxy statement must deliver written notice of the proposal to the Chairman of EFL (addressed to c/o Legg Mason, 620 Eighth Avenue, 49th Floor, New York, NY 10018) during this period from March 27, 2010 to April 26, 2010. However, if the Fund’s 2010 Annual Meeting of Stockholders is held earlier than May 26, 2010 or later than August 24, 2010, such written notice must be delivered to the Secretary of the Fund during the period from 90 days before the date of the 2009 Annual Meeting of Stockholders to the later of 60 days prior to the date of the 2009 Annual Meeting of Stockholders or 10 days following the public announcement of the date of the 2009 Annual Meeting of Stockholders.

EFL’s Audit Committee has also established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, “Accounting Matters”). Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Fund’s Chief Compliance Officer (“CCO”). Persons who are uncomfortable submitting complaints to the CCO, including complaints involving the CCO, may submit complaints directly to EFL’s Audit Committee Chair (together with the CCO, “Complaint Officers”). Complaints may by submitted on an anonymous basis.

The CCO may be contacted at:

Legg Mason

Compliance Department

620 Eighth Avenue, 49th Floor

New York, NY 10018

Complaints may also be submitted by telephone at 800-742-5274. Complaints submitted through this number will be received by the CCO.

EFL’s Audit Committee Chair may be contacted at:

Western Asset Emerging Markets Floating Rate Fund Inc.

Audit Committee Chair

c/o Robert K. Fulton, Esq.

Stradley Ronon Stevens & Young, LLP

2600 One Commerce Square

Philadelphia, PA 19103

Any stockholder who wishes to send any other communications to the Board of Directors should also deliver such communications to the Secretary of EFL at the address listed above. The Secretary is responsible for determining, in consultation with other officers of EFL, counsel, and other advisers as appropriate, which stockholder communications will be relayed to the Board.

5% BENEFICIAL OWNERSHIP

At May 29, 2009, to the knowledge of management, the registered stockholders who owned of record or owned beneficially more than 5% of ESD’s capital stock outstanding is noted in the table below. As of the close of business on May 29, 2009, Cede & Co., a nominee for participants in Depository Trust Company, held of record, but not beneficially, shares equal to approximately [        ]% of ESD’s outstanding shares.

Class	Percent	Name	Address
Common Stock(1)	9.2%	First Trust Portfolios L.P.	120 East Liberty Drive, Suite 400 Wheaton, IL 60187

(1)	Based upon information obtained from Schedule 13G/A filed with the SEC on February 9, 2009.

At May 29, 2009, to the knowledge of management, no person owned of record or owned beneficially more than 5% of EFL’s capital stock outstanding at that date, except that Cede & Co., a nominee for participants in Depository Trust Company, held of record, but not beneficially, shares equal to approximately [        ]% of EFL’s outstanding shares.

OTHER BUSINESS

The Fund’s Board of Directors does not know of any other matter that may come before the Meeting. If any other matter properly comes before the Meeting, it is the intention of the persons named in the proxy to vote the proxies in accordance with their judgment on that matter.

VOTING INFORMATION

This Proxy Statement/Prospectus is furnished in connection with a solicitation of proxies by EFL’s Board of Directors to be used at the Meeting. This Proxy Statement/Prospectus, along with the Notice of Annual Meeting and a proxy card, are first being mailed to EFL stockholders on or about                         , 2009 or as soon as practicable thereafter.

Only stockholders of record of EFL at the close of business on May 29, 2009 are entitled to notice of and to vote at the Meeting and at any postponement or adjournment thereof. On May 29, 2009, there were 4,311,135 outstanding EFL Common Shares.

A quorum of EFL stockholders is required to take action at the Meeting. A majority of the outstanding EFL Common Shares entitled to vote at the Meeting, represented in person or by proxy, will constitute a quorum of stockholders at the Meeting.

Votes cast by proxy or in person at the Meeting will be tabulated by the inspector of election appointed for the Meeting. The inspector of election, who is an employee of the proxy solicitor engaged by EFL, will determine whether or not a quorum is present at the Meeting. The inspector of election will treat abstentions and “broker non-votes” (i.e., shares held by brokers or nominees, typically in “street name,” as to which proxies have been returned but (a) instructions have not been received from the beneficial owners or persons entitled to vote and (b) the broker or nominee does not have discretionary voting power on a particular matter) as present for purposes of determining a quorum.

If you hold shares directly (not through a broker-dealer, bank or other financial intermediary) and if you return a signed proxy card that does not specify how you wish to vote on a proposal, your shares will be voted “FOR” all nominees for Director in Proposal 1 and “FOR” Proposal 2.

Broker-dealer firms holding EFL Common Shares in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on each Proposal before the Meeting. The NYSE has taken the position that a broker-dealer that is a member of the NYSE and that has not received instructions from a customer or client prior to the date specified in the broker-dealer firm’s request for voting instructions may not vote such customer or client’s shares with respect to Proposal 2. If a service agent is not a member of the NYSE, it may be permissible for the service agent to vote shares with respect to which it has not received specific voting instructions from its customers on Proposal 2. A signed proxy card or other authorization by a beneficial owner of EFL Common Shares that does not specify how the beneficial owner’s shares should be voted on a proposal will be deemed an instruction to vote such shares in favor of the applicable proposal.

If you hold EFL Common Shares through a service agent that has entered into a service agreement with EFL, the service agent may be the record holder of your EFL Common Shares. At the Meeting, a service agent will vote shares for which it receives instructions from its customers in accordance with those instructions. A signed proxy card or other authorization by a stockholder that does not specify how the stockholder’s shares should be voted on a proposal may be deemed to authorize a service agent to vote such shares in favor of the applicable proposal. Depending on its policies, applicable law or contractual or other restrictions, a service agent may be permitted to vote shares with respect to which it has not received specific voting instructions from its customers. In those cases, the service agent may, but may not be required to, vote such shares in the same proportion as those shares for which the service agent has received voting instructions. This practice is commonly referred to as “echo voting.”

If you beneficially own shares that are held in “street name” through a broker-dealer or that are held of record by a service agent and if you do not give specific voting instructions for your shares, they may not be voted at all or, as described above, they may be voted in a manner that you may not intend. Therefore, you are strongly encouraged to give your broker-dealer or service agent specific instructions as to how you want your shares to be voted.

A stockholder may revoke a proxy at any time on or before the Meeting by either (1) submitting to the applicable Fund a subsequently dated proxy, (2) delivering to the applicable Fund a written notice of revocation (addressed to the Secretary at the principal executive office of the Fund at the address shown at the beginning of this Proxy Statement/Prospectus) or (3) otherwise giving notice of revocation at the Meeting, at all times prior to the exercise of the authority granted in the proxy card. Merely attending the Meeting, however, will not revoke any previously executed proxy. Unless revoked, all valid and executed proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, for approval of each Proposal.

Even if you plan to attend the Meeting, we ask that you return the enclosed proxy card or vote by telephone or through the Internet. This will help us ensure that an adequate number of shares are present for the Meeting to be held.

Photographic identification will be required for admission to the Meeting.

Proposal 1:

•	Directors are elected by a plurality of the votes cast by the holders of EFL Common Shares present in person or represented by proxy at a Meeting at which a quorum is present.

•	For purposes of Proposal 1, abstentions and broker non-votes will not be considered “votes cast,” and do not affect the plurality vote required for the election of Directors.

Proposal 2:

•

Because the Merger in Proposal 2 has been approved by at least 75% of EFL’s “Continuing Directors,” as that term is defined in EFL’s charter, that Proposal must be approved by the holders of a majority of the outstanding EFL Common Shares.

•

Approval of Proposal 2 will occur only if a sufficient number of votes at the Meeting are cast “FOR” that Proposal. Abstentions and broker non-votes are not considered “votes cast” and, therefore, do not constitute a vote “FOR” Proposal 2. Abstentions effectively result in a vote AGAINST Proposal 2. Any broker non-votes would effectively be treated as a vote “AGAINST” Proposal 2.

Adjournments and Postponements

If the necessary quorum to transact business or the vote required to approve one or more Proposals is not obtained at the Meeting, the chairman of the Meeting or the persons named as proxies may propose one or more adjournments or postponements of the Meeting in accordance with applicable law to permit further solicitation of proxies. If in the judgment of the chairman of the Meeting or the persons named as proxies, it is advisable to defer action on one or more Proposals, the chairman of the Meeting or the persons named as proxies may propose one or more adjournments of the Meeting with respect to such Proposal or Proposals for a reasonable period or periods. The Meeting may be adjourned up to 120 days after the original record date for the Meeting without further notice other than announcement at the Meeting.

Appraisal Rights

Under the Maryland General Corporation Law, holders of EFL Common Shares are not entitled to appraisal rights in connection with the Merger.

EXPENSES OF PROXY SOLICITATION

The costs of preparing, assembling and mailing material in connection with this solicitation of proxies will be split between Western Asset, ESD and EFL. Western Asset has agreed to bear 50% of the expenses incurred in connection with this solicitation of proxies. The remaining 50% will be borne by ESD and EFL in proportion to their respective total assets. These costs are estimated to be approximately $18,000. Proxies may also be solicited in-person, by telephone or by use of the mails by officers of the Fund, by regular employees of LMPFA, Western Asset or their affiliates or by other representatives of the Fund. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies and will be reimbursed by the Fund for such out-of-pocket expenses. In addition, the Fund has retained Computershare Fund Services Inc. (“Computershare”), 17 State Street, New York, New York 10004, a proxy solicitation firm, to assist in the solicitation of proxies. It is anticipated that Computershare will be paid approximately $22,540 for such solicitation services (including reimbursements of out-of-pocket expenses), which costs are to be borne by LMPFA. Computershare may solicit proxies personally and by telephone.

SERVICE PROVIDERS

State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, serves as the custodian of each Fund.

American Stock Transfer & Trust Company, 59 Maiden Lane, New York, New York 10038, serves as each Fund’s dividend disbursing and transfer agent.

KPMG LLP, 345 Park Avenue, New York, New York 10154, has been selected as each Fund’s independent registered public accounting firm to audit the Fund’s financial statements and highlights for the next fiscal year.

Simpson Thacher & Bartlett LLP, 425 Lexington Avenue, New York, New York 10017, serves as counsel to the Funds.

Stradley Ronon Stevens & Young, LLP, 2600 One Commerce Square, Philadelphia, PA 19103, serves as counsel to each Fund’s Independent Directors.

Certain legal matters concerning the issuance of ESD Common Shares will be passed upon by DLA Piper US LLP, 6225 Smith Avenue, Baltimore, Maryland 21209.

INDEX OF APPENDICES

Appendix A: Form of Agreement and Plan of Merger

Appendix B: Description of Moody’s and S&P Ratings

Appendix C: Legg Mason Partners Fund Advisor, LLC—Proxy Voting Policy

Appendix D: Western Asset Management Company—Proxy Voting Policy

Appendix E: Western Asset Management Company Pte. Ltd.—Proxy Voting Policy

APPENDIX A

FORM OF

AGREEMENT AND PLAN OF MERGER

THIS AGREEMENT AND PLAN OF MERGER (“Agreement”) is made as of this              day of             , 2009, between Western Asset Emerging Markets Floating Rate Fund Inc. (the “Acquired Fund”), a Maryland corporation with its principal place of business at 55 Water Street, New York, New York 10041, and Western Asset Emerging Markets Debt Fund Inc. (the “Acquiring Fund”), a Maryland corporation with its principal place of business at 55 Water Street, New York, New York 10041.

WHEREAS, each of the Acquired Fund and the Acquiring Fund is a closed-end management investment company registered pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, it is intended that, for United States federal income tax purposes (i) the transactions contemplated by this Agreement shall qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and (ii) that the Agreement shall constitute a “plan of reorganization” for purposes of the Code;

WHEREAS, the reorganization will consist of the merger of the Acquired Fund with and into the Acquiring Fund pursuant to the Maryland General Corporation Law (“MGCL”) as provided herein, and upon the terms and conditions hereinafter set forth in this Agreement;

WHEREAS, the Acquired Fund currently owns securities that are generally assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Board of Directors of the Acquiring Fund (the “Acquiring Fund Board”) has determined, with respect to the Acquiring Fund, that the Merger (as hereinafter defined) is in the best interests of the Acquiring Fund and its stockholders and that the interests of the existing stockholders of the Acquiring Fund will not be diluted as a result of this transaction;

WHEREAS, the Board of Directors of the Acquired Fund (the “Acquired Fund Board”) has determined, with respect to the Acquired Fund, that the Merger (as hereinafter defined) is in the best interests of the Acquired Fund and its stockholders and that the interests of the existing stockholders of the Acquired Fund will not be diluted as a result of this transactions;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto agree as follows:

1. BASIC TRANSACTION

1.1 The Merger. On and subject to the terms and conditions of this Agreement, the Acquired Fund will merge with and into the Acquiring Fund (the “Merger”) at the Effective Date (as defined in paragraph 1.3 below) in accordance with the MGCL. The Acquiring Fund shall be the surviving corporation and investment company. The Acquired Fund shall cease to exist as a separate corporation and investment company.

Each outstanding share of Acquired Fund Common Stock (as defined in paragraph 2.2(o)), will be converted into an equivalent dollar amount (to the nearest one tenth of one cent) of full shares of Acquiring Fund Common Stock (as defined in paragraph 2.1(o)), based on the net asset value per share of each of the parties at 4:00 p.m. Eastern Time on the Business Day prior to the Effective Date (the “Valuation Time”). No fractional shares of Acquiring Fund Common Stock will be issued to the holders of Acquired Fund Common Stock. In lieu thereof, the Acquiring Fund will purchase all fractional shares of Acquiring Fund Common Stock at the current net asset value per share of the Acquiring Fund Common Stock for the account of all holders of fractional interests, and each such holder will receive such holder’s pro rata share of the proceeds of such purchase. The Effective Date and the Business Day prior to it must each be a day on which the New York Stock Exchange is open for trading (a “Business Day”).

From and after the Effective Date, the Acquiring Fund shall possess all of the properties, assets, rights, privileges and powers and shall be subject to all of the restrictions, liabilities, obligations, disabilities and duties of the Acquired Fund, all as provided under Maryland law.

1.2 Actions at Closing. At the closing of the transactions contemplated by this Agreement (the “Closing”) on the date thereof (the “Closing Date”), (i) the Acquired Fund will deliver to the Acquiring Fund the various certificates and documents referred to in Article 6 below, (ii) the Acquiring Fund will deliver to the Acquired Fund the various certificates and documents referred to in Article 5 below, and (iii) the Acquired Fund and the Acquiring Fund will file jointly with the State Department of Assessments and Taxation of Maryland (the “Department”) articles of merger (the “Articles of Merger”) and make all other filings or recordings required by Maryland law in connection with the Merger.

1.3 Effect of Merger. Subject to approval by the stockholders of the Acquired Fund, and to the other terms and conditions described herein, the Merger shall become effective at such time as the Articles of Merger are accepted for record by the Department or at such later time, not to exceed 30 days after such acceptance, as is specified in the Articles of Merger (the “Effective Date”) and the separate corporate existence of the Acquired Fund shall cease. As promptly as practicable after the Merger, the Acquired Fund shall delist the Acquired Fund Common Stock from the New York Stock Exchange (“NYSE”) and its registration under the 1940 Act shall be terminated. Any reporting responsibility of the Acquired Fund is, and shall remain, the responsibility of the Acquired Fund up to and including the Effective Date.

2. REPRESENTATIONS AND WARRANTIES

2.1 Representations and Warranties of the Acquiring Fund. The Acquiring Fund represents and warrants to the Acquired Fund that the statements contained in this paragraph 2.1 are correct and complete in all material respects as of the execution of this Agreement on the date hereof. The Acquiring Fund represents and warrants to, and agrees with, the Acquired Fund that:

(a) The Acquiring Fund is a corporation duly organized, validly existing under the laws of the State of Maryland and is in good standing with the Department, and has the power to own all of its assets and to carry on its business as it is now being conducted and to carry out this Agreement.

(b) The Acquiring Fund is duly registered under the 1940 Act as a diversified, closed-end management investment company (File No. 811-21343) and such registration has not been revoked or rescinded and is in full force and effect. The Acquiring Fund has elected and qualified for the special tax treatment afforded regulated investment companies (“RICs”) under Sections 851–855 of the Code at all times since its inception. The Acquiring Fund is qualified as a foreign corporation in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on the Acquiring Fund.

(c) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except (i) such as have been obtained or applied for under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act, (ii) such as may be required by state securities laws and (iii) such as may be required under Maryland law for the acceptance for record of the Articles of Merger by the Department.

(d) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement by the Acquiring Fund will not result, in violation of the laws of the State of Maryland or of the Articles of Incorporation, as amended (the “Acquiring Fund Charter”), or the Bylaws, as amended, of the Acquiring Fund, or of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquiring Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund is a party or by which it is bound.

(e) The Acquired Fund has been furnished with a statement of assets, liabilities and capital and a schedule of investments of the Acquiring Fund, each as of October 31, 2008, said financial statements having been examined by KPMG LLP, independent public accountants. These financial statements are in accordance with generally accepted accounting principles applied on a consistent basis (“GAAP”) and present fairly, in all material respects, the financial position of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein.

(f) The Acquired Fund has been furnished with the Acquiring Fund’s Annual Report to Stockholders for the year ended October 31, 2008 and the Acquiring Fund’s Semi-Annual Report to Stockholders for the semi-annual period ended April 30, 2009.

(g) The Acquiring Fund has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of the Acquiring Fund Board, and, subject to stockholder approval, this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto.

(h) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any properties or assets held by it. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings which would materially and adversely affect its business and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

(i) There are no material contracts outstanding to which the Acquiring Fund is a party that have not been disclosed in the Registration Statement (as defined in paragraph 2.1(m) below) or will not be otherwise disclosed to the Acquired Fund prior to the Effective Date.

(j) Since October 31, 2008, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business and the Acquiring Fund has no known liabilities of a material amount, contingent or otherwise, required to be disclosed in a balance sheet with GAAP other than those shown on the Acquiring Fund’s statements of assets, liabilities and capital referred to above, those incurred in the ordinary course of its business as an investment company since October 31, 2008, and those incurred in connection with the Merger. Prior to the Effective Date, the Acquiring Fund will advise the Acquired Fund in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued. For purposes of this paragraph 2.1(j), a decline in net asset value per share of the Acquiring Fund due to declines in market values of securities in the Acquiring Fund’s portfolio or the discharge of the Acquiring Fund liabilities will not constitute a material adverse change.

(k) All federal and other tax returns and information reports of the Acquiring Fund required by law to have been filed shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquiring Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns. All tax liabilities of the Acquiring Fund have been adequately provided for on its books, and no tax deficiency or liability of the Acquiring Fund has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Effective Date occurs.

(l) For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a RIC and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will have distributed substantially all of its investment company taxable income and net realized capital gain (as defined in the Code) that has accrued through the Effective Date.

(m) The registration statement filed with the Securities and Exchange Commission (the “SEC”) by the Acquiring Fund on Form N-14 relating to the Acquiring Fund Common Stock to be issued pursuant to this Agreement, and any supplement or amendment thereto or to the documents therein (as amended, the “Registration Statement”), on the effective date of the Registration Statement, at the time of the stockholders’ meeting referred to in Article 4 of this Agreement and at the Effective Date, insofar as it relates to the Acquiring Fund (i) shall have complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this paragraph 2.1(m) shall not apply to statements in, or omissions from, the Registration Statement made in reliance upon and in conformity with information furnished by the Acquired Fund for use in the Registration Statement.

(n) All issued and outstanding shares of Acquiring Fund Common Stock (i) have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws,

(ii) are, and on the Effective Date will be, duly and validly issued and outstanding, fully paid and non-assessable, and (iii) will be held at the time of the Closing by the persons and in the amounts set forth in the records of the transfer agent. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any shares of Acquiring Fund Common Stock, nor is there outstanding any security convertible into, or exchangeable for, any shares of Acquiring Fund Common Stock.

(o) The Acquiring Fund is authorized to issue 100,000,000 shares of capital stock, par value $0.001 per share (the “Acquiring Fund Common Stock”); each outstanding share of which is fully paid, non-assessable and has full voting rights.

(p) The offer and sale of the shares of Acquiring Fund Common Stock to be issued pursuant to this Agreement will be in compliance with all applicable federal and state securities laws.

(q) At or prior to the Effective Date, the Acquiring Fund will have obtained any and all regulatory, board and stockholder approvals necessary to issue the shares of Acquiring Fund Common Stock to be issued pursuant to this Agreement.

(r) The books and records of the Acquiring Fund made available to the Acquired Fund are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Acquiring Fund.

(s) The Acquiring Fund Board has not adopted a resolution electing to be subject to the Maryland Business Combination Act or the Maryland Control Share Acquisition Act.

2.2 Representations and Warranties of the Acquired Fund. The Acquired Fund represents and warrants to the Acquiring Fund that the statements contained in this paragraph 2.2 are correct and complete in all material respects as of the execution of this Agreement on the date hereof. The Acquired Fund represents and warrants to, and agrees with, the Acquiring Fund that:

(a) The Acquired Fund is a corporation duly organized, validly existing under the laws of the State of Maryland and is in good standing with the Department, and has the power to own all of its assets and to carry on its business as it is now being conducted and to carry out this Agreement.

(b) The Acquired Fund is duly registered under the 1940 Act as a closed-end, diversified management investment company (File No. 811-08338), and such registration has not been revoked or rescinded and is in full force and effect. The Acquired Fund has elected and qualified for the special tax treatment afforded RICs under Sections 851–855 of the Code at all times since its inception. The Acquired Fund is qualified as a foreign corporation in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on the Acquired Fund.

(c) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except (i) such as have been obtained or applied for under the 1933 Act, the 1934 Act and the 1940 Act, (ii) such as may be required by state securities laws and (iii) such as may be required under Maryland law for the acceptance for record of the Articles of Merger by the Department.

(d) The Acquired Fund is not, and the execution, delivery and performance of this Agreement by the Acquired Fund will not result, in violation of the laws of the State of Maryland or of the Articles of Incorporation, as amended (the “Acquired Fund Charter”), or the Bylaws, as amended, of the Acquired Fund, or of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquired Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Fund is a party or by which it is bound.

(e) The Acquiring Fund has been furnished with a statement of assets, liabilities and capital and a schedule of investments of the Acquired Fund, each as of February 28, 2009, said financial statements having been examined by KPMG LLP, independent public accountants. These financial statements are in accordance with GAAP and present fairly, in all material respects, the financial position of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein.

(f) The Acquiring Fund has been furnished with the Acquired Fund’s Annual Report to Stockholders for the year ended February 28, 2009.

(g) The Acquired Fund has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of the Acquired Fund Board, and, subject to stockholder approval, this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto.

(h) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending (in which service of process has been received) or to its knowledge threatened against the Acquired Fund or any properties or assets held by it. The Acquired Fund knows of no facts that might form the basis for the institution of such proceedings which would materially and adversely affect its business and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

(i) There are no material contracts outstanding to which the Acquired Fund is a party that have not been disclosed in the Registration Statement or will not be otherwise disclosed to the Acquiring Fund prior to the Effective Date.

(j) Since February 28, 2009, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business and the Acquired Fund has no known liabilities of a material amount, contingent or otherwise, required to be disclosed in a balance sheet in accordance with GAAP other than those shown on the Acquired Fund’s statements of assets, liabilities and capital referred to above, those incurred in the ordinary course of its business as an investment company since February 28, 2009, and those incurred in connection with the Merger. Prior to the Effective Date, the Acquired Fund will advise the Acquiring Fund in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued. For purposes of this paragraph 2.2(j), a decline in net asset value per share of the Acquired Fund due to declines in market values of securities in the Acquired Fund’s portfolio or the discharge of the Acquired Fund liabilities will not constitute a material adverse change.

(k) All federal and other tax returns and information reports of the Acquired Fund required by law to have been filed shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquired Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns. All tax liabilities of the Acquired Fund have been adequately provided for on its books, and no tax deficiency or liability of the Acquired Fund has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Effective Date occurs.

(l) For each taxable year of its operation (including the taxable year ending on the Effective Date), the Acquired Fund has met the requirements of Subchapter M of the Code for qualification as a RIC and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will have distributed substantially all of its investment company taxable income and net realized capital gain (as defined in the Code) that has accrued through the Effective Date.

(m) The Registration Statement, on the effective date of the Registration Statement, at the time of the stockholders’ meetings referred to in Article 4 of this Agreement and at the Effective Date, insofar as it relates to the Acquired Fund (i) shall have complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this paragraph 2.2(m) shall only apply to statements in, or omissions from, the Registration Statement made in reliance upon and in conformity with information furnished by the Acquiring Fund for use in the Registration Statement.

(n) All issued and outstanding shares of Acquired Fund Common Stock (i) have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws, (ii) are, and on the Effective Date will be, duly and validly issued and outstanding, fully paid and non-assessable, and (iii) will be held at the time of the Closing by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 4.7. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any shares of Acquired Fund Common Stock, nor is there outstanding any security convertible into, or exchangeable for, any shares of Acquired Fund Common Stock.

(o) The Acquired Fund is authorized to issue 100,000,000 shares of capital stock, par value $0.001 per share (the “Acquired Fund Common Stock”), each outstanding share of which is fully paid, non-assessable and has full voting rights.

(p) The books and records of the Acquired Fund made available to the Acquiring Fund are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Acquired Fund.

(q) The Acquired Fund Board has not adopted a resolution electing to be subject to the Maryland Business Combination Act or the Maryland Control Share Acquisition Act.

3. CONVERSION TO THE ACQUIRING FUND COMMON STOCK

3.1 Conversion.

(a) Subject to the requisite approval of the stockholders of the parties, and the other terms and conditions contained herein, at the Effective Date, each share of Acquired Fund Common Stock will be converted into an equivalent dollar amount (to the nearest one tenth of one cent) of full shares of Acquiring Fund Common Stock, computed based on the net asset value per share of each of the parties at the Valuation Time.

(b) No fractional shares of Acquiring Fund Common Stock will be issued to the holders of Acquired Fund Common Stock. In lieu thereof, the Acquiring Fund will purchase all fractional shares of Acquiring Fund Common Stock at the current net asset value per share of Acquiring Fund Common Stock for the account of all holders of fractional interests, and each such holder will receive such holder’s pro rata share of the proceeds of such purchase.

3.2 Computation of Net Asset Value. The net asset value per share of the Acquired Fund Common Stock and the Acquiring Fund Common Stock shall be determined as of the Valuation Time, and no formula will be used to adjust the net asset value per share so determined of either of the parties’ common stock to take into account differences in realized and unrealized gains and losses. The value of the assets of the Acquired Fund to be transferred to the Acquiring Fund shall be determined by the Acquiring Fund pursuant to the principles and procedures consistently utilized by the Acquiring Fund in valuing its own assets and determining its own liabilities for purposes of the Merger, which principles and procedures are substantially similar to those employed by the Acquired Fund when valuing its own assets and determining its own liabilities. Such valuation and determination shall be made by the Acquiring Fund in cooperation with the Acquired Fund and shall be confirmed in writing by the Acquiring Fund to the Acquired Fund. The net asset value per share of Acquiring Fund Common Stock shall be determined in accordance with such procedures, and the Acquiring Fund shall certify the computations involved.

3.3 Issuance of the Acquiring Fund Common Stock. The Acquiring Fund shall issue to the holders of Acquired Fund Common Stock separate certificates or share deposit receipts for Acquiring Fund Common Stock by delivering the certificates or share deposit receipts evidencing ownership of Acquiring Fund Common Stock to American Stock Transfer & Trust Company, as the transfer agent and registrar for the Acquiring Fund Common Stock.

3.4 Surrender of the Acquired Fund Stock Certificates. With respect to any holder of Acquired Fund Common Stock holding certificates representing shares of Acquired Fund Common Stock as of the Effective Date, and subject to the Acquiring Fund being informed thereof in writing by the Acquired Fund, the Acquiring Fund will not permit such stockholder to receive new certificates evidencing ownership of Acquiring Fund Common Stock until such stockholder has surrendered his or her outstanding certificates evidencing ownership of Acquired Fund Common Stock or, in the event of lost certificates, posted adequate bond. The Acquired Fund will request its stockholders to surrender their outstanding certificates representing shares of Acquired Fund Common Stock or post adequate bond therefor. Dividends payable to holders of record of shares of Acquiring Fund Common Stock as of any date after the Effective Date and prior to the exchange of certificates by any holder of Acquired Fund Common Stock shall be paid to such stockholder, without interest; however, such dividends shall not be paid unless and until such stockholder surrenders his or her certificates representing shares of Acquired Fund Common Stock for exchange.

4. COVENANTS

4.1 Operations in the Normal Course. Each party covenants to operate its business in the ordinary course between the date hereof and the Effective Date, it being understood that such ordinary course of business will include (i) the declaration and payment of customary dividends and other distributions and (ii) in the case of the Acquired Fund, preparing for its deregistration, except that the distribution of dividends pursuant to paragraph 6.6 of this Agreement shall not be deemed to constitute a breach of the provisions of this paragraph 4.1.

4.2 Stockholders’ Meeting.

(a) The Acquired Fund shall hold a meeting of its stockholders for the purpose of considering the Merger as described herein, which meeting has been called for June 25, 2009, and any adjournments or postponements thereof.

(b) The Acquired Fund has mailed to each of its stockholders of record entitled to vote at the meeting of stockholders at which action is to be considered regarding the Merger in sufficient time to comply with requirements as to notice thereof, a combined Proxy Statement and Prospectus which complies in all material respects with the applicable provisions of Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

4.3 Articles of Merger. The parties agree that, as soon as practicable after satisfaction of all conditions to the Merger, they will jointly file executed Articles of Merger with the Department and make all other filings or recordings required by Maryland law in connection with the Merger.

4.4 Regulatory Filings.

(a) The Acquired Fund undertakes that, if the Merger is consummated, it will file, or cause its agents to file, an application pursuant to Section 8(f) of the 1940 Act for an order declaring that the Acquired Fund has ceased to be a registered investment company.

(b) The Acquiring Fund has filed the Registration Statement with the SEC, which has become effective. The Acquired Fund agrees to cooperate fully with the Acquiring Fund, and has furnished to the Acquiring Fund the information relating to itself as set forth in the Registration Statement as required by the 1933 Act, the 1934 Act, the 1940 Act, and the rules and regulations thereunder and the state securities or blue sky laws.

4.5 Preservation of Assets. The Acquiring Fund agrees that it has no plan or intention to sell or otherwise dispose of the assets of the Acquired Fund to be acquired in the Merger, except for dispositions made in the ordinary course of business.

4.6 Tax Matters. Each of the parties agrees that by the Effective Date all of its federal and other tax returns and reports required to be filed on or before such date shall have been filed and all taxes shown as due on said returns either have been paid or adequate liability reserves have been provided for the payment of such taxes. In connection with this covenant, the parties agree to cooperate with each other in filing any tax return, amended return or claim for refund, determining a liability for taxes or a right to a refund of taxes or participating in or conducting any audit or other proceeding in respect of taxes. The Acquiring Fund agrees to retain for a period of ten (10) years following the Effective Date all returns, schedules and work papers and all material records or other documents relating to tax matters of the Acquired Fund for its final taxable year and for all prior taxable periods. Any information obtained under this paragraph 4.6 shall be kept confidential except as otherwise may be necessary in connection with the filing of returns or claims for refund or in conducting an audit or other proceeding. After the Effective Date, the Acquiring Fund shall prepare, or cause its agents to prepare, any federal, state or local tax returns, including any Forms 1099, required to be filed and provided to required persons by the Acquired Fund with respect to its final taxable years ending with the Effective Date and for any prior periods or taxable years for which the due date for such return has not passed as of the Effective Date and further shall cause such tax returns and Forms 1099 to be duly filed with the appropriate taxing authorities and provided to required persons. Notwithstanding the aforementioned provisions of this paragraph 4.6, any expenses incurred by the Acquiring Fund (other than for payment of taxes) in excess of any accrual for such expenses by the Acquired Fund in connection with the preparation and filing of said tax returns and Forms 1099 after the Effective Date shall be borne by the Acquiring Fund.

4.7 Stockholder List. Prior to the Effective Date, the Acquired Fund shall have made arrangements with its transfer agent to deliver to the Acquiring Fund a list of the names and addresses of all of the holders of record of Acquired Fund Common Stock on the Effective Date and the respective number of shares of Acquired Fund Common Stock owned by each such stockholder, certified by the Acquired Fund’s transfer agent or President to the best of their knowledge and belief.

4.8 Delisting, Termination of Registration as an Investment Company. The Acquired Fund agrees that the (i) delisting of the shares of the Acquired Fund with the NYSE and (ii) termination of its registration as a RIC will be effected in accordance with applicable law as soon as practicable following the Effective Date.

5. CONDITIONS PRECEDENT TO THE OBLIGATIONS OF THE ACQUIRED FUND

The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at the Acquired Fund’s election, to the following conditions:

5.1 Certificates and Statements by the Acquiring Fund.

(a) The Acquiring Fund shall have furnished a statement of assets, liabilities and capital, together with a schedule of investments with their respective dates of acquisition and tax costs, certified on its behalf by its President (or any Vice President) and its Treasurer, and a certificate executed by both such officers, dated the Effective Date, certifying that there has been no material adverse change in its financial position since October 31, 2008, other than changes in its portfolio securities since that date or changes in the market value of its portfolio securities.

(b) The Acquiring Fund shall have furnished to the Acquired Fund a certificate signed by its President (or any Vice President), dated the Effective Date, certifying that as of the Effective Date, all representations and warranties made by the Acquiring Fund in this Agreement are true and correct in all material respects as if made at and as of such date and that the Acquiring Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such date.

(c) The Acquiring Fund shall have delivered to the Acquired Fund a letter from KPMG LLP, dated the Effective Date, stating that such firm has performed a limited review of the federal, state and local income tax returns for the period ended October 31, 2008, and that based on such limited review, nothing came to their attention which caused them to believe that such returns did not properly reflect, in all material respects, the federal, state and local income taxes of the Acquiring Fund for the period covered thereby; and that for the period from October 31, 2008 to and including the Effective Date, such firm has performed a limited review to ascertain the amount of such applicable federal, state and local taxes, and has determined that either such amount has been paid or reserves established for payment of such taxes, this review to be based on unaudited financial data; and that based on such limited review, nothing has come to their attention which caused them to believe that the taxes paid or reserves set aside for payment of such taxes were not adequate in all material respects for the satisfaction of federal, state and local taxes for the period from October 31, 2008, to and including the Effective Date or that the Acquiring Fund would not continue to qualify as a RIC for federal income tax purposes.

5.2 Absence of Litigation. There shall be no material litigation pending with respect to the matters contemplated by this Agreement.

5.3 Legal Opinion. The Acquired Fund shall have received an opinion of Simpson Thacher & Bartlett LLP, as counsel to the Acquiring Fund, in form and substance reasonably satisfactory to the Acquired Fund and dated the Effective Date, to the effect that:

(i) the Acquiring Fund is a corporation duly organized, validly existing under the law of the State of Maryland and in good standing with the Department;

(ii) the Acquiring Fund has the corporate power to carry on its business as a closed-end investment company registered under the 1940 Act;

(iii) the Agreement has been duly authorized, executed and delivered by the Acquiring Fund, and, assuming due authorization, execution and delivery of the Agreement by the Acquired Fund, constitutes a valid and legally binding obligation of the Acquiring Fund enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws pertaining to the enforcement of creditors’ rights generally and by equitable principles;

(iv) to such counsel’s knowledge, no consent, approval, authorization or order of any United States federal or Maryland or New York state court or governmental authority is required for the consummation by the Acquiring Fund of the Merger, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act and the published rules and regulations of the SEC thereunder and under Maryland law, New York law and such as may be required under state securities or blue sky laws;

(v) the Registration Statement has become effective under the 1933 Act and the combined Proxy Statement and Prospectus was filed on                 , 2009 pursuant to Rule 497(c) of the rules and regulations of the SEC under the 1933 Act and, to such counsel’s knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued or proceeding for that purpose has been instituted or threatened by the SEC;

(vi) to such counsel’s knowledge, there are no legal or governmental proceedings or contracts to which the Acquiring Fund is a party or by which it is bound required to be described in the Registration Statement which are not described therein or, if required to be filed, filed as required;

(vii) the execution and delivery of this Agreement does not, and the consummation of the Merger will not, violate any material provision of the Acquiring Fund Charter, the Bylaws, as amended, or any agreement set forth in a schedule to the opinion, which the Acquiring Fund has advised such counsel are all material contracts to which the Acquiring Fund is a party or by which it is bound, except insofar as the parties have agreed to amend such provision as a condition precedent to the Merger; and

(viii) to such counsel’s knowledge, no material suit, action or legal or administrative proceeding is pending or threatened against the Acquiring Fund.

In giving the opinion set forth above, Simpson Thacher & Bartlett LLP may state that it is relying on certificates of officers of the Acquiring Fund with regard to matters of fact and certain certificates and written statements of governmental officials with respect to the good standing of the Acquiring Fund and on the opinion of DLA Piper US LLP as to matters of Maryland law.

5.4 Auditors’ Consent and Certification. The Acquired Fund shall have received from KPMG LLP a letter to the effect that (i) they are independent public accountants with respect to the Acquiring Fund within the meaning of the 1933 Act and the applicable published rules and regulations thereunder; and (ii) in their opinion, the financial statements and supplementary information of the Acquiring Fund incorporated by reference in the Registration Statement and reported on by them comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder.

5.5 Regulatory Orders. The Acquiring Fund shall have received from any relevant state securities administrator such order or orders as are reasonably necessary or desirable under the 1933 Act, the 1934 Act, the 1940 Act, and any applicable state securities or blue sky laws in connection with the transactions contemplated hereby, and that all such orders shall be in full force and effect.

5.6 Satisfaction of the Acquired Fund. All proceedings taken by the Acquiring Fund and its counsel in connection with the Merger and all documents incidental thereto shall be satisfactory in form and substance to the Acquired Fund.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at the Acquiring Fund’s election, to the following conditions:

6.1 Certificates and Statements by the Acquired Fund.

(a) The Acquired Fund shall have furnished a statement of assets, liabilities and capital, together with a schedule of investments with their respective dates of acquisition and tax costs, certified on its behalf by its President (or any Vice President) and its Treasurer, and a certificate executed by both such officers, dated the Effective Date, certifying that there has been no material adverse change in its financial position since February 28, 2009, other than changes in its portfolio securities since that date or changes in the market value of its portfolio securities.

(b) The Acquired Fund shall have furnished to the Acquiring Fund a certificate signed by its President (or any Vice President), dated the Effective Date, certifying that as of the Effective Dates, all representations and warranties made by the Acquired Fund in this Agreement are true and correct in all material respects as if made at and as of such date and that the Acquired Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such date.

(c) The Acquired Fund shall have delivered to the Acquiring Fund a letter from KPMG LLP, dated the Effective Date, stating that such firm has performed a limited review of the federal, state and local income tax returns for the period ended February 28, 2009, and that based on such limited review, nothing came to their attention which caused them to believe that such returns did not properly reflect, in all material respects, the federal, state and local income taxes of the Acquired Fund for the period covered thereby; and that for the period from February 28, 2009 to and including the Effective Date and for any taxable year ending upon the Effective Date, such firm has performed a limited review to ascertain the amount of such applicable federal, state and local taxes, and has determined that either such amount has been paid or reserves have been established for payment of such taxes, this review to be based on unaudited financial data; and that based on such limited review, nothing has come to their attention which caused them to believe that the taxes paid or reserves set aside for payment of such taxes were not adequate in all material respects for the satisfaction of federal, state and local taxes for the period from February 28, 2009, to and including the Effective Date and for any taxable year ending upon the Effective Date or that the Acquired Fund would not continue to qualify as a RIC for federal income tax purposes.

6.2 Absence of Litigation. There shall be no material litigation pending with respect to the matters contemplated by this Agreement.

6.3 Legal Opinion. The Acquiring Fund shall have received an opinion of Simpson Thacher & Bartlett LLP, as counsel to the Acquired Fund, in form and substance reasonably satisfactory to the Acquiring Fund and dated the Effective Date, to the effect that:

(i) the Acquired Fund is a corporation duly organized, validly existing under the law of the State of Maryland and in good standing with the Department;

(ii) the Acquired Fund has the corporate power to carry on its business as a closed-end investment company registered under the 1940 Act;

(iii) the Agreement has been duly authorized, executed and delivered by the Acquired Fund, and, assuming due authorization, execution and delivery of the Agreement by the Acquiring Fund, constitutes a valid and legally binding obligation of the Acquired Fund enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws pertaining to the enforcement of creditors’ rights generally and by equitable principles;

(iv) to such counsel’s knowledge, no consent, approval, authorization or order of any United States federal or Maryland or New York state court or governmental authority is required for the consummation by the Acquired Fund of the Merger, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act and the published rules and regulations of the SEC thereunder and under Maryland law, New York law and such as may be required under state securities or blue sky laws;

(v) to such counsel’s knowledge, there are no legal or governmental proceedings or contracts to which the Acquired Fund is a party or by which it is bound required to be described in the Registration Statement which are not described therein or, if required to be filed, filed as required;

(vi) the execution and delivery of this Agreement does not, and the consummation of the Merger will not, violate any material provision of the Acquired Fund Charter, the Bylaws, as amended, or any agreement set forth in a schedule to the opinion, which the Acquired Fund has advised such counsel are all material contracts to which the Acquired Fund is a party or by which it is bound, except insofar as the parties have agreed to amend such provision as a condition precedent to the Merger; and

(vii) to such counsel’s knowledge, no material suit, action or legal or administrative proceeding is pending or threatened against the Acquired Fund.

In giving the opinion set forth above, Simpson Thacher & Bartlett LLP may state that it is relying on certificates of officers of the Acquired Fund with regard to matters of fact and certain certificates and written statements of governmental officials with respect to the good standing of the Acquired Fund and on the opinion of DLA Piper US LLP, as to matters of Maryland law.

6.4 Auditor’s Consent and Certification. The Acquiring Fund shall have received from KPMG LLP a letter to the effect that (i) they are independent public accountants with respect to the Acquired Fund within the meaning of the 1933 Act and the applicable published rules and regulations thereunder; and (ii) in their opinion, the financial statements and supplementary information of the Acquired Fund included or incorporated by reference in the Registration Statement and reported on by them comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder.

6.5 Satisfaction of the Acquiring Fund. All proceedings taken by the Acquired Fund and its counsel in connection with the Merger and all documents incidental thereto shall be satisfactory in form and substance to the Acquiring Fund.

6.6 Dividends. Prior to the Effective Date, the Acquired Fund shall have declared and paid a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to its stockholders substantially all of its net investment income that has accrued through the Effective Date, if any, and substantially all of its net capital gain, if any, realized through the Effective Date.

6.7 Custodian’s Certificate. The Acquired Fund’s custodian shall have delivered to the Acquiring Fund a certificate identifying all of the assets of the Acquired Fund held or maintained by such custodian as of the Valuation Time.

6.8 Books and Records. The Acquired Fund’s transfer agent shall have provided to the Acquiring Fund (i) the originals or true copies of all of the records of the Acquired Fund in the possession of such transfer agent as of the Effective Date, (ii) a certificate setting forth the number of shares of Acquired Fund Common Stock outstanding as of the Valuation Time, and (iii) the name and address of each holder of record of any shares and the number of shares held of record by each such stockholder.

7. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF ACQUIRING FUND AND ACQUIRED FUND

If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall be entitled, at its option, to refuse to consummate the transactions contemplated by this Agreement:

7.1 Approval of Merger. The Merger shall have been approved by the affirmative vote of the holders of a majority of the issued and outstanding shares of the Acquired Fund Common Stock entitled to vote thereon; the Acquiring Fund shall have delivered to the Acquired Fund a copy of the resolutions approving this Agreement adopted by the Acquiring Fund Board, certified by its secretary; the Acquired Fund shall have delivered to the Acquiring Fund a copy of the resolutions approving this Agreement adopted by the Acquired Fund Board and the Acquiring Fund’s stockholders, certified by its secretary.

7.2 Regulatory Filings.

(a) Any applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, relating to the transactions contemplated hereby shall have expired or been terminated.

(b) The SEC shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act, nor instituted or threatened to institute any proceeding seeking to enjoin consummation of the Merger under Section 25(c) of the 1940 Act; no other legal, administrative or other proceeding shall be instituted or threatened which would materially affect the financial condition of the Acquired Fund or would prohibit the Merger.

(c) On the Closing Date, no court or governmental agency of competent jurisdiction shall have issued any order that remains in effect and that restrains or enjoins the Acquired Fund or the Acquiring Fund from completing the transactions contemplated by this Agreement.

7.3 Consents. All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or the Acquired Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions.

7.4 Registration Statement. The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending.

7.5 Tax Opinion. The parties shall have received the opinion of Simpson Thacher & Bartlett LLP, dated the Closing Date, substantially to the effect that, based upon certain facts, assumptions and representations made by the Acquired Fund, the Acquiring Fund and their respective authorized officers:

(i) the Merger as provided in this Agreement will constitute a reorganization within the meaning of Section 368(a)(1) of the Code and that the Acquiring Fund and the Acquired Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(ii) except for consequences regularly attributable to a termination of the Acquired Fund’s taxable year, no gain or loss will be recognized to the Acquired Fund as a result of the Merger or upon the conversion of shares of Acquired Fund Common Stock to shares of Acquiring Fund Common Stock;

(iii) no gain or loss will be recognized to the Acquiring Fund as a result of the Merger or upon the conversion of shares of Acquired Fund Common Stock to shares of Acquiring Fund Common Stock;

(iv) no gain or loss will be recognized to the stockholders of the Acquired Fund upon the conversion of their shares of Acquired Fund Common Stock to shares of Acquiring Fund Common Stock, except to the extent such stockholders are paid cash in lieu of fractional shares of Acquiring Fund Common Stock in the Merger;

(v) the tax basis of the Acquired Fund assets in the hands of the Acquiring Fund will be the same as the tax basis of such assets in the hands of the Acquired Fund immediately prior to the consummation of the Merger;

(vi) immediately after the Merger, the aggregate tax basis of the Acquiring Fund Common Stock received by each holder of Acquired Fund Common Stock in the Merger (including that of fractional share interests purchased by the Acquiring Fund) will be equal to the aggregate tax basis of the shares of Acquired Fund Common Stock owned by such stockholder immediately prior to the Merger;

(vii) a stockholder’s holding period for Acquiring Fund Common Stock (including that of fractional share interests purchased by the Acquiring Fund) will be determined by including the period for which he or she held shares of Acquired Fund Common Stock converted pursuant to the Merger, provided that such shares of Acquired Fund Common Stock were held as capital assets;

(ix) the Acquiring Fund’s holding period with respect to the Acquired Fund’s assets transferred will include the period for which such assets were held by the Acquired Fund; and

(x) the payment of cash to the holders of Acquired Fund Common Stock in lieu of fractional shares of Acquiring Fund Common Stock will be treated as though such fractional shares were distributed as part of the Merger and then redeemed by the Acquiring Fund with the result that the holder of Acquired Fund Common Stock will generally have a capital gain or loss to the extent the cash distribution differs from such stockholder’s basis allocable to the fractional shares of Acquiring Fund Common Stock.

The delivery of such opinion is conditioned upon the receipt by Simpson Thacher & Bartlett LLP of representations it shall request of the Acquiring Fund and the Acquired Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the condition set forth in this paragraph 7.5.

7.6 Assets and Liabilities. The assets and liabilities of the Acquired Fund to be transferred to the Acquiring Fund shall not include any assets or liabilities which the Acquiring Fund, by reason of limitations in its Registration Statement or the Acquiring Fund Charter, may not properly acquire or assume. The Acquiring Fund does not anticipate that there will be any such assets or liabilities but the Acquiring Fund will notify the Acquired Fund if any do exist and will reimburse the Acquired Fund for any reasonable transaction costs incurred by the Acquired Fund for the liquidation of such assets and liabilities.

8. INDEMNIFICATION

8.1 The Acquiring Fund. The Acquiring Fund, out of its assets and property, agrees to indemnify and hold harmless the Acquired Fund and the members of the Acquired Fund Board and its officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquired Fund and those board members and officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Acquiring Fund or the members of the Acquiring Fund Board or its officers prior to the Closing Date, provided that such indemnification by the Acquiring Fund is not (i) in violation of any applicable law or (ii) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction.

8.2 The Acquired Fund. The Acquired Fund, out of its assets and property, agrees to indemnify and hold harmless the Acquiring Fund and the members of the Acquiring Fund Board and its officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquiring Fund and those board members and officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Acquired Fund or the members of the Acquired Fund Board or its officers prior to the Closing Date, provided that such indemnification by the Acquired Fund is not (i) in violation of any applicable law or (ii) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction.

9. BROKER FEES AND EXPENSES

9.1 No Broker Fees. The Acquiring Fund and the Acquired Fund represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

9.2 Payment of Expenses. Half of all expenses incurred in connection with the Merger of the Acquiring Fund and the Acquired Fund will be borne by the Acquiring Fund and the Acquired Fund in proportion to their respective total assets in the event the Merger is consummated. The other 50% of all expenses incurred in connection with the Merger of the Acquiring Fund and the Acquired Fund will be borne by Western Asset Management Company. Such expenses shall include, but not be limited to, all costs related to the preparation and distribution of the Registration Statement, proxy solicitation expenses, SEC registration fees, and NYSE listing fees. Neither of the Acquiring Fund and the Acquired Fund owes any broker’s or finder’s fees in connection with the transactions provided for herein.

10. COOPERATION FOLLOWING EFFECTIVE DATE

In case at any time after the Effective Date any further action is necessary to carry out the purposes of this Agreement, each of the parties will take such further action (including the execution and delivery of such further instruments and documents) as the other party may reasonably request, all at the sole cost and expense of the requesting party (unless the requesting party is entitled to indemnification as described below). The Acquired Fund acknowledges and agrees that from and after the Effective Date, the Acquiring Fund shall be entitled to possession of all documents, books, records, agreements and financial data of any sort pertaining to the Acquired Fund.

11. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

11.1 Entire Agreement. The Acquiring Fund and the Acquired Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

11.2 Survival of Warranties. The covenants to be performed after the Closing by both the Acquiring Fund and the Acquired Fund, and the obligations of the Acquiring Fund in Article 8, shall survive the Closing. All other representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder and shall terminate on the Closing.

12. TERMINATION AND WAIVERS

12.1 Termination. This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the Closing Date by resolution of either the Acquiring Fund Board or the Acquired Fund Board, if circumstances should develop that, in the opinion of that board, make proceeding with the Agreement inadvisable with respect to the Acquiring Fund or the Acquired Fund, respectively. Any such termination resolution to be effective shall be promptly communicated to the other party and, in any event, prior to the Closing Date. In the event of termination of this Agreement pursuant to the provisions hereof, the Agreement shall become void and have no further effect, and there shall not be any liability hereunder on the part of either of the parties or their respective board members or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

12.2 Waiver. At any time prior to the Effective Date, any of the terms or conditions of this Agreement may be waived by either the Acquired Fund Board or the Acquiring Fund Board (whichever is entitled to the benefit thereof), if, in the judgment of such board after consultation with its counsel, such action or waiver will not have a material adverse effect on the benefits intended in this Agreement to the stockholders of their respective fund, on behalf of which such action is taken.

13. TRANSFER RESTRICTION

Pursuant to Rule 145 under the 1933 Act, and in connection with the issuance of any shares to any person who at the time of the Merger is, to its knowledge, an affiliate of a party to the Merger pursuant to Rule 145(c), the Acquiring Fund will cause to be affixed upon the certificate(s) issued to such person (if any) a legend as follows:

THESE SHARES ARE SUBJECT TO RESTRICTIONS ON TRANSFER UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT TO WESTERN ASSET EMERGING MARKETS DEBT FUND INC. (OR ITS STATUTORY SUCCESSOR) UNLESS (I) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT OF 1933 OR (II) IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE FUND, SUCH REGISTRATION IS NOT REQUIRED.

and, further, that stop transfer instructions will be issued to the Acquiring Fund’s transfer agent with respect to such shares. The Acquired Fund will provide the Acquiring Fund on the Effective Date with the name of any Acquired Fund Stockholder who is to the knowledge of the Acquired Fund an affiliate of it on such date.

14. MATERIAL PROVISIONS

All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

15. AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Acquired Fund and the Acquiring Fund; provided, however, that following the meeting of the Acquired Fund stockholders called by the Acquired Fund pursuant to paragraph 4.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of shares of Acquiring Fund Common Stock to be issued to the holders of Acquired Fund Common Stock under this Agreement to the detriment of such stockholders without their further approval.

16. NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, electronic delivery (i.e., e-mail), personal service or prepaid or certified mail addressed to the Acquiring Entity or the Acquired Entity, at its address set forth in the preamble to this Agreement, in each case to the attention of its President.

17. ENFORCEABILITY; HEADINGS; COUNTERPARTS; GOVERNING LAW; SEVERABILITY; ASSIGNMENT; LIMITATION OF LIABILITY

17.1 Enforceability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

17.2 Headings. The Article headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

17.3 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

17.4 Governing Law. This Agreement shall be governed by and construed and interpreted in accordance with the internal laws of the State of New York.

17.5 Successors and Assigns. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officer.

WESTERN ASSET EMERGING MARKETS DEBT FUND INC.		WESTERN ASSET EMERGING MARKETS FLOATING RATE FUND INC.

By:		By:
	Name:		Name:
	Title:		Title:

APPENDIX B

DESCRIPTION OF MOODY’S AND S&P RATINGS

The definitions of the applicable rating symbols are set forth below:

Standard & Poor’s Ratings Service (“Standard & Poor’s”)—Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA	Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.

AA	Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

A	Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB	Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC and C	Bonds rated “BB”, “B”, “CCC”, “CC” and “C” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents the lowest degree of speculation and “C” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D	Bonds rated “D” are in default and payment of interest and/or repayment of principal is in arrears.

Moody’s Investors Service (“Moody’s”)—Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Caa,” where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa	Bonds rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa	Bonds rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

A	Bonds rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa	Bonds rated “Baa” are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba	Bonds rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B	Bonds rated “B” generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

B-1

Caa	Bonds rated “Caa” are of poor standing. These may be in default, or present elements of danger may exist with respect to principal or interest.

Ca	Bonds rated “Ca” represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.

C	Bonds rated “C” are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

NR	Indicates that the bond is not rated by Standard & Poor’s, Moody’s or Fitch Ratings Service.

Short-Term Security Ratings:
SP-1	Standard & Poor’s highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1	Standard & Poor’s highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG 1	Moody’s highest rating for issues having a demand feature—VRDO.

MIG1	Moody’s highest rating for short-term municipal obligations.

P-1	Moody’s highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.

B-2

APPENDIX C

LEGG MASON PARTNERS FUND ADVISOR, LLC

Proxy Voting Policy

LMPFA delegates to each sub-adviser the responsibility for voting proxies for its funds, as applicable, to each sub-adviser through its contracts with each sub-adviser. Each sub-adviser may use its own proxy voting policies and procedures to vote proxies of the funds if the funds’ Board reviews and approves the use of those policies and procedures. Accordingly, LMPFA does not expect to have proxy-voting responsibility for any of the funds.

Should LMPFA become responsible for voting proxies for any reason, such as the inability of a sub-adviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent sub-adviser to vote proxies until a new sub-adviser is retained and the use of its proxy voting policies and procedures is authorized by the Board. In the case of a material conflict between the interests of LMPFA (or its affiliates if such conflict is known to persons responsible for voting at LMPFA) and any fund, the Board of Directors of LMPFA shall consider how to address the conflict and/or how to vote the proxies. LMPFA shall maintain records of all proxy votes in accordance with applicable securities laws and regulations.

LMPFA shall be responsible for gathering relevant documents and records related to proxy voting from each sub-adviser and providing them to the funds as required for the funds to comply with applicable rules under the Investment Company Act of 1940. LMPFA shall also be responsible for coordinating the provision of information to the Board with regard to the proxy voting policies and procedures of each sub-adviser, including the actual proxy voting policies and procedures of each sub-adviser, changes to such policies and procedures, and reports on the administration of such policies and procedures.

C-1

APPENDIX D

WESTERN ASSET MANAGEMENT COMPANY

Proxy Voting Policy

PROXY VOTING

BACKGROUND

An investment adviser is required to adopt and implement policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). The authority to vote the proxies of our clients is established through investment management agreements or comparable documents. In addition to SEC requirements governing advisers, long-standing fiduciary standards and responsibilities have been established for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the investment manager.

POLICY

As a fixed income only manager, the occasion to vote proxies is very rare. However, the Firm has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration the Firm’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent the Firm deems appropriate).

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than Western Asset Management Company Limited) regarding the voting of any securities owned by its clients.

PROCEDURE

Responsibility and Oversight

The Western Asset Legal and Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

The Investment Management Agreement for each client is reviewed at account start-up for proxy voting instructions. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Legal and Compliance Department maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:

a.	Proxies are reviewed to determine accounts impacted.

b.	Impacted accounts are checked to confirm Western Asset voting authority.

c.	Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d.	If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e.	Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

f.	Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a.	A copy of Western Asset’s policies and procedures.

b.	Copies of proxy statements received regarding client securities.

c.	A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d.	Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e.	A proxy log including:
1.	Issuer name;
2.	Exchange ticker symbol of the issuer’s shares to be voted;
3.	Council on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;
4.	A brief identification of the matter voted on;
5.	Whether the matter was proposed by the issuer or by a shareholder of the issuer;
6.	Whether a vote was cast on the matter;
7.	A record of how the vote was cast; and
8.	Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Western Asset’s proxy policies are described in the firm’s Part II of Form ADV. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1.	Whether Western (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2.	Whether Western or an officer or director of Western or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3.	Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I.	Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1.	Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a.	Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b.	Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c.	Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d.	Votes are cast on a case-by-case basis in contested elections of directors.

2.	Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a.	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b.	Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c.	Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d.	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3.	Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a.	Western Asset votes for proposals relating to the authorization of additional common stock.

b.	Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c.	Western Asset votes for proposals authorizing share repurchase programs.

4.	Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5.	Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a.	Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b.	Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6.	Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a.	Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b.	Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II.	Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1.	Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2.	Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3.	Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III.	Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1.	Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2.	Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV.	Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in non-U.S. issuers – i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1.	Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2.	Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3.	Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4.	Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

RETIREMENT ACCOUNTS

For accounts subject to ERISA, as well as other Retirement Accounts, Western Asset is presumed to have the responsibility to vote proxies for the client. The Department of Labor (“DOL”) has issued a bulletin that states that investment managers have the responsibility to vote proxies on behalf of Retirement Accounts unless the authority to vote proxies has been specifically reserved to another named fiduciary. Furthermore, unless Western Asset is expressly precluded from voting the proxies, the DOL has determined that the responsibility remains with the investment manager.

In order to comply with the DOL’s position, Western Asset will be presumed to have the obligation to vote proxies for its Retirement Accounts unless Western Asset has obtained a specific written instruction indicating that: (a) the right to vote proxies has been reserved to a named fiduciary of the client, and (b) Western Asset is precluded from voting proxies on behalf of the client. If Western Asset does not receive such an instruction, Western Asset will be responsible for voting proxies in the best interests of the Retirement Account client and in accordance with any proxy voting guidelines provided by the client.

APPENDIX E

WESTERN ASSET MANAGEMENT COMPANY PTE. LTD.

Proxy Voting Policy

PROXY VOTING

POLICY

WAMC has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and the applicable laws and regulations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts.

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration the Firm’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent the Firm deems appropriate).

In exercising its voting authority, WAMC will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than Western Asset) regarding the voting of any securities owned by its clients.

PROCEDURE

Responsibility and Oversight

The Western Asset Legal and Compliance Department is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

The Investment Management Agreement for each client is reviewed at account start-up for proxy voting instructions. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Legal and Compliance Department maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:

a.	Proxies are reviewed to determine accounts impacted.

b.	Impacted accounts are checked to confirm Western Asset voting authority.

c.	Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d.	If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e.	Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

f.	Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a.	A copy of Western Asset’s policies and procedures.

b.	Copies of proxy statements received regarding client securities.

c.	A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d.	Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e.	A proxy log including:
1.	Issuer name;
2.	Exchange ticker symbol of the issuer’s shares to be voted;
3.	Council on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;
4.	A brief identification of the matter voted on;
5.	Whether the matter was proposed by the issuer or by a shareholder of the issuer;
6.	Whether a vote was cast on the matter;
7.	A record of how the vote was cast; and
8.	Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Western Asset’s proxy policies are described in the firm’s Part II of Form ADV. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1.	Whether Western (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2.	Whether Western or an officer or director of Western or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3.	Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I.	Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1.	Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a.	Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b.	Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c.	Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d.	Votes are cast on a case-by-case basis in contested elections of directors.

2.	Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a.	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b.	Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c.	Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d.	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3.	Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a.	Western Asset votes for proposals relating to the authorization of additional common stock.

b.	Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c.	Western Asset votes for proposals authorizing share repurchase programs.

4.	Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5.	Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a.	Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b.	Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6.	Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a.	Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b.	Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II.	Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1.	Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2.	Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3.	Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III.	Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1.	Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2.	Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV.	Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in non-U.S. issuers – i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1.	Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2.	Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3.	Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4.	Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

Western Asset Emerging Markets Debt Fund Inc.

STATEMENT OF ADDITIONAL INFORMATION

                    , 2009

This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Proxy Statement/Prospectus dated                     , 2009, relating specifically to the proposed merger of Western Asset Emerging Markets Floating Rate Fund Inc. (“EFL”) with and into Western Asset Emerging Markets Debt Fund Inc. (“ESD,” and together with EFL, the “Funds”) in accordance with the Maryland General Corporation Law (the “Merger”). You may obtain a copy of the Proxy Statement/Prospectus to by contacting Legg Mason Shareholder Services at 800-822-5544, by writing ESD at the address listed above or by visiting our website at www.leggmason.com/individualinvestors. The Merger is to occur pursuant to an Agreement and Plan of Merger. Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Proxy Statement/Prospectus.

GENERAL INFORMATION

The 2009 Annual Meeting of Stockholders of EFL, at which EFL stockholders will consider the Merger, will be held at 620 Eighth Avenue, 49th Floor, New York, New York, on Monday, June 25, 2009 at 3:30 p.m., Eastern Time. For further information about the Merger, see the Proxy Statement/Prospectus.

FINANCIAL STATEMENTS

The Statement of Additional Information related to the Proxy Statement/Prospectus dated         , 2009 consists of this cover page, the accompanying pro forma financial statements and the following documents, each of which was filed electronically with the SEC and is incorporated by reference herein:

The financial statements of each Fund as included in the Funds’ Annual Reports filed for the last-completed fiscal year, and semi-annual period, if applicable, for each Fund:

•	Western Asset Emerging Markets Debt Fund Inc., Annual Report to Stockholders for the Fiscal Year Ended October 31, 2008, filed on January 7, 2009 (accession no. 0001104659-09-000892).

•	Western Asset Emerging Markets Floating Rate Fund Inc., Annual Report to Stockholders for the Fiscal Year Ended February 28, 2009, filed on May 1, 2009 (accession no. 0001104659-09-028498).

PRO FORMA FINANCIAL STATEMENTS

Shown below are the financial statements for each Fund and pro forma financial statements for the combined Fund, assuming the Merger was consummated as of October 31, 2008. The first, second, third and fourth tables present the Schedule of Investments for each Fund and pro forma figures for the combined Fund. The fifth table presents the Statements of Assets and Liabilities for each Fund and estimated pro forma figures for the combined Fund. The sixth table presents the Statements of Operations for each Fund and estimated pro forma figures for the combined Fund. These tables are followed by the Notes to the Pro Forma Financial Statements.

Pro Forma Combined Schedule of Investments for Western Asset Emerging Markets Debt Fund Inc. and Western Asset Emerging Markets Floating Rate Fund Inc. as of October 31, 2008 (Unaudited)

Western Asset Emerging Markets Floating Rate Fund Inc.	Western Asset Emerging Markets Debt Fund Inc.	Pro Forma Combined Western Asset Emerging Markets Debt Fund Inc.			Western Asset Emerging Markets Floating Rate Fund Inc.	Western Asset Emerging Markets Debt Fund Inc.	Pro Forma Combined Western Asset Emerging Markets Debt Fund Inc.
Face Amount†	Face Amount†	Face Amount†	Currency	Security	Value	Value	Value
SOVEREIGN BONDS — 42.1%

Argentina — 3.1
				Republic of Argentina:
	2,000,000	2,000,000	EUR	9.250% due 10/21/02 (a)(d)		$725,325	$725,325
	5,000,000	5,000,000	DEM	10.250% due 2/6/03 (a)(d)		996,260	996,260
	1,425,000	1,425,000	EUR	9.000% due 6/20/03 (a)(d)		532,660	532,660
	1,000,000	1,000,000	EUR	9.500% due 3/4/04 (a)(d)		384,931	384,931
	5,000,000	5,000,000	DEM	7.000% due 3/18/04 (a)(d)		959,662	959,662
	2,000,000	2,000,000	EUR	8.500% due 7/1/04 (a)(d)		744,412	744,412
	2,000,000	2,000,000	EUR	10.000% due 1/7/05 (a)(d)		782,587	782,587
	1,000,000	1,000,000	EUR	8.000% due 2/26/08 (a)(d)		380,159	380,159
	3,200,000	3,200,000	ARS	8.125% due 4/21/08 (a)(d)		1,206,329	1,206,329
	1,200,000	1,200,000	EUR	9.000% due 7/6/10 (a)(d)		444,739	444,739
1,174,000	7,097,000	8,271,000		Bonds, 7.000% due 9/12/13 (d)	$237,605	1,436,354	1,673,959
1,005,573		1,005,573		Discount Notes, 8.280% due 12/31/33 (b)(d)	241,337		241,337
				GDP Linked Securities:
	4,825,000	4,825,000	EUR	1.262% due 12/15/35 (b)(d)		199,544	199,544
	4,205,000	4,205,000		1.318% due 12/15/35 (b)(d)		165,046	165,046
	27,105,123	27,105,123	ARS	1.383% due 12/15/35 (b)(d)		489,837	489,837
				Medium-Term Notes:
	525,000	525,000	EUR	8.750% due 2/4/03 (a)(d)		202,089	202,089
	5,000,000,000	5,000,000,000	ITL	7.000% due 3/18/04 (a)(d)		1,002,221	1,002,221
	2,000,000	2,000,000	EUR	7.000% due 3/18/04 (a)(d)		750,775	750,775
	1,000,000	1,000,000	EUR	9.250% due 7/20/04 (a)(d)		370,615	370,615
	2,000,000	2,000,000	EUR	8.125% due 10/4/04 (a)(d)		725,325	725,325

				Total Argentina	478,942	12,498,870	12,977,812

Brazil — 8.7%
				Brazil Nota do Tesouro Nacional:
	1,000	1,000	BRL	10.000% due 1/1/10		437	437
	52,478,000	52,478,000	BRL	10.000% due 7/1/10		22,397,603	22,397,603
9,232,000		9,232,000	BRL	9.762% due 1/1/12 (b)	3,589,264		3,589,264
	11,849,000	11,849,000	BRL	10.000% due 1/1/12		4,606,714	4,606,714
	9,333,000	9,333,000	BRL	6.000% due 5/15/17		6,010,713	6,010,713

				Total Brazil	3,589,264	33,015,467	36,604,731

Western Asset Emerging Markets Floating Rate Fund Inc.	Western Asset Emerging Markets Debt Fund Inc.	Pro Forma Combined Western Asset Emerging Markets Debt Fund Inc.			Western Asset Emerging Markets Floating Rate Fund Inc.	Western Asset Emerging Markets Debt Fund Inc.	Pro Forma Combined Western Asset Emerging Markets Debt Fund Inc.
Face Amount†	Face Amount†	Face Amount†	Currency	Security	Value	Value	Value
Colombia — 3.4%
				Republic of Colombia:
1,500,000		1,500,000		6.364% due 3/17/13 (b)	$1,402,500		$1,402,500
1,010,000		1,010,000		4.607% due 11/16/15 (b)	835,775		835,775
	2,465,000	2,465,000		7.375% due 1/27/17		$2,230,825	2,230,825
	11,749,000	11,749,000		7.375% due 9/18/37		9,692,925	9,692,925

				Total Colombia	2,238,275	11,923,750	14,162,025

Ecuador — 0.6%
865,000	7,877,000	8,742,000		Republic of Ecuador, 10.000% due 8/15/30 (c)	255,175	2,323,715	2,578,890

Egypt — 0.6%
	19,840,000	19,840,000	EGP	Arab Republic of Egypt, 8.750% due 7/18/12 (c)(d)		2,740,233	2,740,233

Gabon — 0.5%
297,000	2,980,000	3,277,000		Gabonese Republic, 8.200% due 12/12/17 (c)	194,535	1,951,900	2,146,435

Indonesia — 1.6%
				Republic of Indonesia:
1,572,000,000	14,860,000,000	16,432,000,000	IDR	10.250% due 7/15/22	88,233	834,058	922,291
3,745,000,000	35,693,000,000	39,438,000,000	IDR	11.000% due 9/15/25	217,643	2,074,327	2,291,970
3,057,000,000	28,628,000,000	31,685,000,000	IDR	10.250% due 7/15/27	164,838	1,543,666	1,708,504
3,610,000,000	34,122,000,000	37,732,000,000	IDR	9.750% due 5/15/37	184,687	1,745,672	1,930,359

				Total Indonesia	655,401	6,197,723	6,853,124

Mexico — 3.8%
				United Mexican States, Medium-Term Notes:
	3,774,000	3,774,000		5.625% due 1/15/17		3,377,730	3,377,730
	7,730,000	7,730,000		8.000% due 9/24/22		7,730,000	7,730,000
	6,508,000	6,508,000		6.050% due 1/11/40		4,973,414	4,973,414

				Total Mexico		16,081,144	16,081,144

Panama — 4.1%
				Republic of Panama:
	4,638,000	4,638,000		7.250% due 3/15/15		4,475,670	4,475,670
	6,090,000	6,090,000		9.375% due 4/1/29		5,937,750	5,937,750
	8,902,000	8,902,000		6.700% due 1/26/36		6,988,070	6,988,070

				Total Panama		17,401,490	17,401,490

Peru — 1.7%
				Republic of Peru:
	4,402,000	4,402,000		8.750% due 11/21/33		4,027,830	4,027,830
	2,846,000	2,846,000		Bonds, 6.550% due 3/14/37		1,977,970	1,977,970
	1,295,000	1,295,000		Senior Bonds, 8.375% due 5/3/16		1,262,625	1,262,625

				Total Peru		7,268,425	7,268,425

Western Asset Emerging Markets Floating Rate Fund Inc.	Western Asset Emerging Markets Debt Fund Inc.	Pro Forma Combined Western Asset Emerging Markets Debt Fund Inc.			Western Asset Emerging Markets Floating Rate Fund Inc.	Western Asset Emerging Markets Debt Fund Inc.	Pro Forma Combined Western Asset Emerging Markets Debt Fund Inc.
Face Amount†	Face Amount†	Face Amount†	Currency	Security	Value	Value	Value
Russia — 0.9%
				Russian Federation:
148,350		148,350		8.250% due 3/31/10 (c)	$151,287		$151,287
	105,000	105,000		11.000% due 7/24/18 (c)		$131,512	131,512
	404,000	404,000		12.750% due 6/24/28 (c)		468,727	468,727
	3,694,600	3,694,600		7.500% due 3/31/30 (c)		3,235,077	3,235,077

				Total Russia	151,287	3,835,316	3,986,603

Turkey — 7.4%
				Republic of Turkey:
	6,800,000	6,800,000		11.875% due 1/15/30		8,262,000	8,262,000
2,073,000	31,239,000	33,312,000		Notes, 6.875% due 3/17/36	1,420,005	21,398,715	22,818,720

				Total Turkey	1,420,005	29,660,715	31,080,720

Venezuela — 5.7%
				Bolivarian Republic of Venezuela
	1,959,000	1,959,000		8.500% due 10/8/14		1,106,835	1,106,835
270,000	16,913,000	17,183,000		5.750% due 2/26/16 (c)	125,550	7,864,545	7,990,095
	7,220,000	7,220,000		7.000% due 12/1/18 (c)		3,339,250	3,339,250
	1,674,000	1,674,000		7.650% due 4/21/25		761,670	761,670
				Collective Action Securities:
4,300,000		4,300,000		5.059% due 4/20/11 (b)(c)(d)	2,838,000		2,838,000
	10,661,000	10,661,000		9.375% due 1/13/34		5,490,415	5,490,415
	3,850,000	3,850,000		Notes, 10.750% due 9/19/13		2,637,250	2,637,250

				Total Venezuela	2,963,550	21,199,965	24,163,515

				TOTAL SOVEREIGN BONDS (Cost — $250,625,084)	11,946,434	166,098,713	178,045,147

CORPORATE BONDS & NOTES — 43.3%

Bahamas — 3.6%
				Credit Suisse/Nassau, Credit Linked Notes (Gazprom)
	343,825,000	343,825,000	RUB	6.790% due 10/29/09 (c)		11,898,794	11,898,794
	114,575,000	114,575,000	RUB	7.000% due 10/27/11 (c)		3,383,561	3,383,561

				Total Bahamas		15,282,355	15,282,355

Brazil — 5.5%
				Globo Communicacoes e Participacoes SA
410,000	3,423,000	3,833,000		Bonds, 7.250% due 4/26/22 (c)	289,050	2,413,215	2,702,265
	190,000	190,000		Senior Bonds, 7.250% due 4/26/22 (c)		133,950	133,950
				GTL Trade Finance Inc.:
150,000	1,630,000	1,780,000		7.250% due 10/20/17 (c)	111,313	1,209,597	1,320,910
299,000	2,910,000	3,209,000		7.250% due 10/20/17 (c)	220,204	2,143,119	2,363,323
250,000	2,640,000	2,890,000		Odebrecht Finance Ltd., 7.500% due 10/18/17 (c)	168,125	1,775,400	1,943,525
				Vale Overseas Ltd., Notes:
361,000	3,289,000	3,650,000		8.250% due 1/17/34	306,752	2,794,762	3,101,514
1,362,000	14,650,000	16,012,000		6.875% due 11/21/36	985,388	10,599,070	11,584,458

				Total Brazil	2,080,832	21,069,113	23,149,945

Western Asset Emerging Markets Floating Rate Fund Inc.	Western Asset Emerging Markets Debt Fund Inc.	Pro Forma Combined Western Asset Emerging Markets Debt Fund Inc.			Western Asset Emerging Markets Floating Rate Fund Inc.	Western Asset Emerging Markets Debt Fund Inc.	Pro Forma Combined Western Asset Emerging Markets Debt Fund Inc.
Face Amount†	Face Amount†	Face Amount†	Currency	Security	Value	Value	Value
Chile — 0.8%
	3,678,000	3,678,000		Enersis SA, Notes, 7.375% due 1/15/14		$3,452,627	$3,452,627

China — 0.1%
140,000	1,410,000	1,550,000		Galaxy Entertainment Finance Co. Ltd., 8.133% due 12/15/10 (b)(c)	$42,700	430,050	472,750

Colombia — 0.5%
				EEB International Ltd.:
	880,000	880,000		8.750% due 10/31/14 (c)		721,600	721,600
100,000	1,650,000	1,750,000		Senior Bonds, 8.750% due 10/31/14 (c)	82,000	1,353,000	1,435,000

				Total Colombia	82,000	2,074,600	2,156,600

India — 0.2%
				ICICI Bank Ltd., Subordinated Bonds:
114,000	820,000	934,000		6.375% due 4/30/22 (b)(c)	52,102	476,350	528,452
	626,000	626,000		6.375% due 4/30/22 (b)(c)		286,107	286,107

				Total India	52,102	762,457	814,559

Kazakhstan — 3.6%
				ATF Capital BV:
130,000	1,180,000	1,310,000		9.250% due 2/21/14 (c)	66,959	607,783	674,742
330,000	3,540,000	3,870,000		Senior Notes, 9.250% due 2/21/14 (c)	176,550	1,893,900	2,070,450
				HSBK Europe BV:
	320,000	320,000		9.250% due 10/16/13		193,600	193,600
310,000	2,780,000	3,090,000		7.250% due 5/3/17 (c)	159,650	1,431,700	1,591,350
100,000	404,000	504,000		Senior Notes, 9.250% due 10/16/13 (c)	54,500	220,180	274,680
820,000	8,390,000	9,210,000		KazMunaiGaz Finance Sub B.V., Senior Notes, 8.375% due 7/2/13 (c)	553,500	5,663,250	6,216,750
				TuranAlem Finance BV:
				Bonds:
1,520,000		1,520,000		5.434% due 1/22/09 (b)(c)	1,369,900		1,369,900
310,000	2,850,000	3,160,000		8.250% due 1/22/37 (c)	125,550	1,154,250	1,279,800
	2,880,000	2,880,000		8.250% due 1/22/37 (c)		928,800	928,800
650,000		650,000		Medium-Term Notes, 5.434% due 1/22/09 (b)(c)	585,813		585,813

				Total Kazakhstan	3,092,422	12,093,463	15,185,885

Mexico — 10.5%
	4,190,000	4,190,000		America Movil SAB de CV, Senior Notes, 5.625% due 11/15/17		3,190,128	3,190,128
				Axtel SAB de CV, Senior Notes:
	311,000	311,000		11.000% due 12/15/13		250,355	250,355
317,000	14,357,000	14,674,000		7.625% due 2/1/17 (c)	217,145	9,798,652	10,015,797
280,000	290,000	570,000		7.625% due 2/1/17 (c)	191,100	198,650	389,750
100,000	340,000	440,000		Kansas City Southern de Mexico, Senior Notes, 9.375% due 5/1/12	85,000	289,000	374,000
				Pemex Project Funding Master Trust:
5,317,000		5,317,000		4.119% due 6/15/10 (b)(c)(d)	5,037,857		5,037,857
890,000		890,000		4.119% due 6/15/10 (b)(c)	838,825		838,825
	26,211,000	26,211,000		Senior Bonds, 6.625% due 6/15/35		19,658,014	19,658,014
				Senior Notes:
3,379,000		3,379,000		3.411% due 12/3/12 (b)(c)	2,889,045		2,889,045
2,110,000		2,110,000		3.411% due 12/3/12 (b)(c)	1,804,050		1,804,050

				Total Mexico	11,063,022	33,384,799	44,447,821

Western Asset Emerging Markets Floating Rate Fund Inc.	Western Asset Emerging Markets Debt Fund Inc.	Pro Forma Combined Western Asset Emerging Markets Debt Fund Inc.			Western Asset Emerging Markets Floating Rate Fund Inc.	Western Asset Emerging Markets Debt Fund Inc.	Pro Forma Combined Western Asset Emerging Markets Debt Fund Inc.
Face Amount†	Face Amount†	Face Amount†	Currency	Security	Value	Value	Value
Russia — 13.1%
				Evraz Group SA, Notes:
650,000	6,650,000	7,300,000		8.875% due 4/24/13 (c)	$282,750	$2,892,750	$3,175,500
100,000	580,000	680,000		8.875% due 4/24/13 (c)	42,250	245,050	287,300
270,000	2,790,000	3,060,000		9.500% due 4/24/18 (c)	114,750	1,185,750	1,300,500
	162,014,000	162,014,000	RUB	Gaz, Credit-Linked Notes (Gazprom), 6.950% due 8/6/09		5,681,596	5,681,596
				Gaz Capital SA:
	4,410,000	4,410,000		Medium Term Notes, 7.288% due 8/16/37 (c)		2,441,570	2,441,570
	9,310,000	9,310,000		Notes, 8.625% due 4/28/34 (c)		6,517,000	6,517,000
	1,810,000	1,810,000		Gazprom, Loan Participation Notes, 6.212% due 11/22/16 (c)		1,131,250	1,131,250
				LUKOIL International Finance BV
316,000	1,775,000	2,091,000		6.356% due 6/7/17 (c)	165,900	931,875	1,097,775
150,000	8,122,000	8,272,000		6.656% due 6/7/22 (c)	71,250	3,857,950	3,929,200
780,000		780,000		Morgan Stanley Bank AG for OAO Gazprom, Loan Participation Notes, 9.625% due 3/1/13 (c)	669,280		669,280
				RSHB Capital, Loan Participation Notes:
				Secured Notes:
	4,230,000	4,230,000		7.175% due 5/16/13 (c)		2,855,250	2,855,250
	4,630,000	4,630,000		7.125% due 1/14/14 (c)		3,125,250	3,125,250
	6,050,000	6,050,000		7.125% due 1/14/14 (c)		3,888,274	3,888,274
				Senior Secured Notes:
	6,488,000	6,488,000		6.299% due 5/15/17 (c)		3,860,360	3,860,360
				TNK-BP Finance SA:
	2,160,000	2,160,000		7.500% due 7/18/16 (c)		918,000	918,000
	2,593,000	2,593,000		6.625% due 3/20/17 (c)		1,095,543	1,095,543
910,000	7,410,000	8,320,000		Bonds, 7.500% due 7/18/16 (c)	404,950	3,297,450	3,702,400
				Senior Notes:
280,000	2,377,000	2,657,000		7.500% due 3/13/13 (c)	133,000	1,129,075	1,262,075
120,000	1,180,000	1,300,000		7.875% due 3/13/18 (c)	53,400	525,100	578,500
140,000	3,414,000	3,554,000		UBS Luxembourg SA for OJSC Vimpel Communications, Loan Participation Notes, 8.250% due 5/23/16 (c)	71,750	1,749,675	1,821,425
				Vimpel Communications, Loan Participation Notes:
270,000	2,870,000	3,140,000		8.375% due 4/30/13 (c)	162,131	1,723,389	1,885,520
	5,385,000	5,385,000		Secured Notes, 8.375% due 4/30/13 (c)		3,137,990	3,137,990
1,600,000		1,600,000		VTB Capital SA, Medium-Term Notes, 4.491% due 11/2/09 (b)(c)	1,320,051		1,320,051

				Total Russia	3,491,462	52,190,147	55,681,609

Thailand — 1.1%
				True Move Co., Ltd.:
570,000	140,000	710,000		10.750% due 12/16/13 (c)	229,905	56,468	286,373
	4,240,000	4,240,000		10.375% due 8/1/14 (c)		1,505,200	1,505,200
660,000	6,930,000	7,590,000		Notes, 10.750% due 12/16/13 (c)	234,300	2,460,150	2,694,450

				Total Thailand	464,205	4,021,818	4,486,023

Western Asset Emerging Markets Floating Rate Fund Inc.	Western Asset Emerging Markets Debt Fund Inc.	Pro Forma Combined Western Asset Emerging Markets Debt Fund Inc.			Western Asset Emerging Markets Floating Rate Fund Inc.	Western Asset Emerging Markets Debt Fund Inc.	Pro Forma Combined Western Asset Emerging Markets Debt Fund Inc.
Face Amount†	Face Amount†	Face Amount†	Currency	Security	Value	Value	Value
United Kingdom — 4.2%
				HSBC Bank PLC:
2,306,683		2,306,683		7.000% due 11/1/11 (d)	$1,732,780		$1,732,780
11,018,000	80,801,000	91,819,000	RUB	Credit-Linked Notes (Russian Agricultural Bank), 8.900% due 12/20/10 (b)	235,898	$1,729,971	1,965,869
33,691,500	337,631,000	371,322,500	RUB	JPMorgan Chase Bank, Credit-Linked Notes (Russian Agricultural Bank), 9.500% due 2/11/11 (b)(c)(d)	846,299	8,480,970	9,327,269
830,000	8,450,000	9,280,000		Vedanta Resources PLC, Senior Notes, 8.750% due 1/15/14 (c)	410,850	4,182,750	4,593,600

				Total United Kingdom	3,225,827	14,393,691	17,619,518

United States — 0.1%
	411,000	411,000		Freeport-McMoRan Copper & Gold Inc., Senior Notes, 8.375% due 4/1/17		323,081	323,081

				TOTAL CORPORATE BONDS & NOTES (Cost — $276,855,756)	23,594,572	159,478,201	183,072,773

COLLATERALIZED SENIOR LOANS — 0.5%

United States — 0.5%
				Ashmore Energy International:
17,403	310,234	327,637		Synthetic Revolving Credit Facility, 5.496% due 3/30/12 (b)	11,573	206,306	217,879
125,503	2,796,537	2,922,040		Term Loan, 6.762% due 3/30/14 (b)	83,459	1,859,697	1,943,156

				TOTAL COLLATERALIZED SENIOR LOANS (Cost — $2,943,431)	95,032	2,066,003	2,161,035

Warrants
WARRANTS — 0.1%
	11,745	11,745		Bolivarian Republic of Venezuela, Oil-linked payment obligations, Expires 4/15/20 (d) (Cost — $364,095)		369,968	369,968

				TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $530,788,366)	35,636,038	328,012,885	363,648,923

Face Amount†	Face Amount†	Face Amount†
SHORT-TERM INVESTMENTS — 14.0%

Sovereign Bonds — 6.6%
				Bank Negara Malaysia Islamic Notes:
182,000		182,000	MYR	Zero coupon bond to yield 3.094% due 11/27/08	51,136		51,136
	8,855,000	8,855,000	MYR	Zero coupon bond to yield 3.340% due 11/27/08		2,487,802	2,487,802
	8,180,000	8,180,000	MYR	Zero coupon bond to yield 3.470% due 11/27/08		2,297,883	2,297,883

Western Asset Emerging Markets Floating Rate Fund Inc.	Western Asset Emerging Markets Debt Fund Inc.	Pro Forma Combined Western Asset Emerging Markets Debt Fund Inc.			Western Asset Emerging Markets Floating Rate Fund Inc.	Western Asset Emerging Markets Debt Fund Inc.	Pro Forma Combined Western Asset Emerging Markets Debt Fund Inc.
Face Amount†	Face Amount†	Face Amount†	Currency	Security	Value	Value	Value
				Bank Negara Malaysia Monetary Notes:
591,000	7,128,000	7,719,000	MYR	Zero coupon bond to yield 3.460% - 3.446% due 11/13/08	$166,275	$2,005,048	$2,171,323
2,800,000	5,899,000	8,699,000	MYR	Zero coupon bond to yield 3.285% - 3.453% due 11/25/08	786,860	1,657,458	2,444,318
343,000	16,426,000	16,769,000	MYR	Zero coupon bond to yield 3.430% - 3.440% due 12/30/08	96,075	4,600,092	4,696,167
80,000	3,500,000	3,580,000	MYR	Zero coupon bond to yield 3.440% - 3.496% due 2/17/09	22,284	974,924	997,208
	11,675,000	11,675,000	BRL	Brazil Letras Tesouro Nacional, Zero coupon bond to yield 11.300% due 1/1/09		5,291,485	5,291,485
				Egypt Treasury Bills:
	27,275,000	27,275,000	EGP	Zero coupon bond to yield 6.500% due 11/11/08		4,883,815	4,883,815
2,150,000		2,150,000	EGP	Zero coupon bond to yield 7.600% due 11/25/08	384,008		384,008
1,375,000		1,375,000	EGP	Zero coupon bond to yield 10.395% due 12/30/08	242,767		242,767
975,000		975,000	EGP	Zero coupon bond to yield 10.493% due 1/13/09	170,140		170,140
10,700,000		10,700,000	EGP	Zero coupon bond to yield 13.864% due 3/3/09	1,834,354		1,834,354

				Total Sovereign Bonds (Cost — $29,902,703)	3,753,899	24,198,507	27,952,406

U.S. Government Agency — 0.0%
139,000	7,000			Federal National Mortgage Association (FNMA), Discount Notes, 1.253% - 1.958% due 12/15/08 (e)(f) (Cost — $145,746)	138,716	6,986	145,702

Repurchase Agreement — 7.4%
582,000	30,755,000			Morgan Stanley tri-party repurchase agreement dated 10/31/08, 0.150% due 11/3/08; Proceeds at maturity - $30,755,384; (Fully collateralized by U.S. government agency obligations, 5.750% due 5/15/12; Market value — $31,375,303) (Cost — $31,337,000)	582,000	30,755,000	31,337,000

				TOTAL SHORT-TERM INVESTMENTS (Cost — $61,385,449)	4,474,615	54,960,493	59,435,108

				TOTAL INVESTMENTS — 100.0% (Cost — $592,173,815#)	$40,110,653	$382,973,378	$423,084,031

†	Face amount denominated in U.S. dollars, unless otherwise noted.
(a)	Security is currently in default.
(b)	Variable rate security. Interest rate disclosed is that which is in effect at October 31, 2008.
(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.
(d)	Security is valued in good faith at fair value by or under the direction of the Board of Directors.
(e)	Rate shown represents yield-to-maturity.
(f)	On September 7, 2008, the Federal Housing Finance Agency placed Fannie Mae and Freddie Mac into conservatorship.
#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

ARS	— Argentine Peso
BRL	— Brazilian Real
DEM	— German Mark
EGP	— Egyptian Pound
EUR	— Euro
GDP	— Gross Domestic Product
IDR	— Indonesian Rupiah
ITL	— Italian Lira
MYR	— Malaysian Ringgit
OJSC	— Open Joint Stock Company
RUB	— Russian Ruble

See Notes to Pro Forma Combined Financial Statements.

At October 31, 2008, the Funds had the following open financial futures contracts:

Fund	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Loss
Western Asset Emerging Markets Floating Rate Fund Inc.:

Contracts to Buy
U.S. Treasury, 10-Year Notes	17	12/08	$1,944,726	$1,922,328	$(22,398)

At October 31, 2008, the Funds had the following open forward currency contracts:

Fund	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Western Asset Emerging Markets Debt Fund Inc.:

Contracts to Buy
New Russian Ruble	42,368,040	$1,504,151	12/08/2008	$(141,850)
New Russian Ruble	32,928,295	1,169,021	12/08/2008	(110,692)
New Russian Ruble	27,576,040	975,903	12/11/2008	(97,368)
New Russian Ruble	33,812,340	1,196,603	12/11/2008	(109,397)

				(459,307)

Contracts to Sell
Euro	636,450	808,861	12/08/2008	94,071
Euro	489,150	621,658	12/08/2008	72,837
Euro	758,000	963,307	12/11/2008	109,965

				276,873

Net Unrealized Loss on Open Forward Foreign Currency Contracts				$(182,434)

At October 31, 2008, the Funds had the following open swap contracts:

Fund	Notional Amount	Termination Date	Periodic Payments Made by the Fund ‡		Periodic Payments Received by the Fund ‡	Unrealized Depreciation
Western Asset Emerging Markets Debt Fund Inc.:

Credit Default Swaps
Swap Counterparty (Reference Entity)
Credit Suisse
(RSHB Capital, 7.175% due 5/16/13)	$4,270,000	11/20/08	(a	)	8.000% Quarterly	$(9,661)
Credit Suisse
(TuranAlem Finance BV, 8.000% due 3/24/14)	4,270,000	11/20/08	(a	)	27.500% Quarterly	(25,798)
Credit Suisse
(TuranAlem Finance BV, 8.000% due 3/24/14)	4,845,000	11/20/08	(a	)	31.000% Quarterly	0

Net unrealized depreciation on open swap contracts						$(35,459)

Fund	Notional Amount	Termination Date	Periodic Payments Made by the Fund ‡	Periodic Payments Received by the Fund ‡	Unrealized Depreciation
Western Asset Emerging Markets Floating Rate Fund Inc.:

Credit Default Swaps
Swap Counterparty (Reference Entity)
Credit Suisse
(RSHB Capital, 7.175% due 5/16/13)	440,000	11/20/08	(a )	8.000% Quarterly	$(995)

Interest Rate Swaps
Swap Counterparty
JPMorgan Chase Bank NA	$7,580,000.00	12/28/10	6.130%	6-Month LIBOR	$(517,890)
JPMorgan Chase Bank NA	5,000,000.00	8/22/12	5.063%	3-Month LIBOR	(281,145)
JPMorgan Chase Bank NA	4,120,000.00	3/3/15	4.805%	6-Month LIBOR	(164,615)

					(963,650)

Net unrealized depreciation on open swap contracts					$(964,645)

‡	Percentage shown is an annual percentage rate.
(a)	As a seller of protection, the Fund will pay an amount up to the notional value of the swap, and in certain instances take delivery of the security if a credit event occurs.

At October 31, 2008, the Funds did not have any open reverse repurchase agreements.

Statement of Assets and Liabilities

Pro Forma Combined Statement of Assets and Liabilities for Western Asset Emerging Markets Debt Fund Inc. and Western Asset Emerging Markets Floating Rate Fund Inc. as of October 31, 2008 (Unaudited)

	Western Asset Emerging Markets Floating Rate Fund Inc.	Western Asset Emerging Markets Debt Fund Inc.	Adjustments		Pro Forma Combined Western Asset Emerging Markets Debt Fund Inc.
ASSETS:
Investments, at cost	$54,322,687	$537,851,128			$592,173,815
Foreign currency, at cost	453,191	9,566,678			10,019,869

Investments, at value	$40,110,653	$382,973,378			$423,084,031
Foreign currency, at value	402,297	8,798,929			9,201,226
Cash	657	118			775
Interest receivable	806,689	10,422,381			11,229,070
Interest receivable for open swap contracts	206,872	249,138			456,010
Receivable for securities sold	96,854	3,009,881			3,106,735
Receivable for open forward currency contracts	—	276,873			276,873
Prepaid expenses	6,784	9,819			16,603

Total Assets	41,630,806	405,740,517			447,371,323

LIABILITIES:
Unrealized depreciation on swaps	964,645	35,459			1,000,104
Interest payable for open swap contracts	343,242	—			343,242
Payable for securities purchased	97,419	9,070,526			9,167,945
Investment Management fee payable	42,778	313,273			356,051
Payable to broker—variation margin on open futures contracts	8,500	—			8,500
Distributions payable	8,406	—			8,406
Directors’ fees payable	647	4,239			4,886
Payable for open forward currency contracts	—	459,307			459,307
Excise tax payable	—	465,753			465,753
Accrued expenses	98,978	217,336	$90,000	(a)	406,314

Total Liabilities	1,564,615	10,565,893	90,000		12,220,508

Total Net Assets	$40,066,191	$395,174,624	$(90,000)		$435,150,815

NET ASSETS:
Par value	4,310	28,010	(1,477)		30,843
Paid-in capital in excess of par value	57,226,059	532,172,537	1,477		589,400,073
Undistributed net investment income	(15,925)	17,796,092	(90,000	)(a)	17,690,167
Accumulated net realized gain (loss) on investments, futures contracts, swap contracts and foreign currency transactions	(1,601,208)	1,466,626			(134,582)
Net unrealized depreciation on investments, futures contracts, swap contracts and foreign currencies	(15,547,045)	(156,288,641)			(171,835,686)

Total Net Assets	$40,066,191	$395,174,624	$(90,000)		$435,150,815

Net Assets:	$40,066,191	$395,174,624	$(90,000	)(a)	$435,150,815
Shares Outstanding:	4,310,433	28,009,890	(1,476,920	)(b)	30,843,403
Net Asset Value:	$9.30	$14.11			$14.11

(a)	Reflects adjustment for estimated reorganization costs of $90,000 related to the acquired and acquiring Funds.

(b)	Reflects adjustments for the number of shares outstanding due to the Reorganization

See Notes to Pro Forma Combined Financial Statements

Statement of Operations

Pro Forma Combined Statement of Operations for Western Asset Emerging Markets Debt Fund Inc. and Western Asset Emerging Markets Floating Rate Fund Inc. for the Twelve Months Ended October 31, 2008 (Unaudited)

	Western Asset Emerging Markets Floating Rate Fund Inc.	Western Asset Emerging Markets Debt Fund Inc.	Adjustments		Pro Forma Combined Western Asset Emerging Markets Debt Fund Inc.
INVESTMENT INCOME:
Interest	$3,591,016	$43,325,463			$46,916,479
Less: Foreign taxes withheld	(18,791)	(181,382)			(200,173)

Total Investment Income	3,572,225	43,144,081			46,716,306

EXPENSES:
Investment management fee	572,594	4,893,545	$(111,532)(a)		5,354,607
Shareholder reports	77,274	289,392	(15,455	)(b)	351,211
Audit and tax	56,049	65,297	(53,346	)(b)	68,000
Transfer agent fees	24,481	18,670	(15,000	)(b)	28,151
Stock exchange listing fees	20,624	17,248	(13,490	)(b)	24,382
Legal fees	15,920	84,333	(14,328	)(b)	85,925
Custody fees	15,203	392,877			408,080
Directors’ fees	11,164	129,060			140,224
Commitment fees	7,154	—	(7,154	)(c)	—
Insurance	2,741	9,177			11,918
Excise tax	—	951,792			951,792
Interest Expense	—	605,183			605,183
Miscellaneous expenses	5,202	12,969	(4,682	)(b)	13,489

Total Expenses	808,406	7,469,543	(234,987)		8,042,962

Net Investment Income	2,763,819	35,674,538	234,987		38,673,344

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, SWAPS, FUTURES AND FOREIGN CURRENCIES:
Net Realized Gain (Loss) From:
Investments	191,845	9,922,109			10,113,954
Futures contracts	(1,346,842)	(1,431,289)			(2,778,131)
Swap contracts	(644,101)	304,770			(339,331)
Foreign currency transactions	(113,949)	(426,503)			(540,452)
					—

Net Realized Gain	(1,913,047)	8,369,087			6,456,040

Change in Net Unrealized Appreciation/Depreciation From:
Investments	(15,557,160)	(189,214,881)			(204,772,041)
Futures contracts	154,691	131,285			285,976
Swap contracts	(269,687)	(35,459)			(305,146)
Foreign currencies	(94,801)	(1,619,220)			(1,714,021)
					—

Change in Net Unrealized Appreciation/Depreciation	(15,766,957)	(190,738,275)			(206,505,232)

Increase From Payment by Affiliate					—
Net Gain on Investments and Foreign Currencies	(17,680,004)	(182,369,188)			(200,049,192)

Increase in Net Assets From Operations	$(14,916,185)	$(146,694,650)	$234,987		$(161,375,848)

(a)	To adjust expenses to reflect the combined Fund’s estimated fees and expenses based upon contractual rates in effect for Western Asset Emerging Markets Debt Fund Inc.
(b)	Reflects elimination of duplicative expenses and economies of scale as a result of the proposed Reorganization.
(c)	There is no credit line currently available to Western Asset Emerging Markets Debt Fund Inc.

See Pro Forma notes to financial statements.

Western Asset Emerging Markets Floating Rate Fund Inc. Merger With and Into Western Asset Emerging Markets Debt Fund Inc.

Notes to Pro Forma Combined Financial Statements

(Unaudited)

1. Basis of Combination:

The accompanying unaudited Pro Forma Combined Statement of Assets and Liabilities, including the Pro Forma Combined Schedule of Investments at October 31, 2008 and the related Pro Forma Combined Statement of Operations (“Pro Forma Statements”) for the twelve months ended October 31, 2008, reflect the accounts of Western Asset Emerging Markets Floating Rate Fund Inc. (“Acquired Fund”) and Western Asset Emerging Markets Debt Fund Inc. (“Acquiring Fund”), each a “Fund.” Following the combination, the Western Asset Emerging Markets Debt Fund Inc. will be the accounting survivor.

Under the terms of the Agreement and Plan of Reorganization, the exchange of assets of the Acquired Fund for shares of the Acquiring Fund will be treated as a tax-free reorganization and accordingly, the tax-free merger will be accounted for in an “as-if” pooling of interests. The combination would be accomplished by an acquisition of the net assets of the Acquired Fund in exchange for shares of the Acquiring Fund at net asset value. The unaudited Pro Forma Combined Schedule of Investments and the unaudited Pro Forma Combined Statement of Assets and Liabilities have been prepared as though the combination had been effective on October 31, 2008. The unaudited Pro Forma Combined Statement of Operations reflects the results of the Funds for the twelve months ended October 31, 2008 as if the merger occurred on November 1, 2007. These pro forma statements have been derived from the books and records of the Funds utilized in calculating daily net asset values at the dates indicated above in conformity with U.S. generally accepted accounting principles. The historical cost of investment securities will be carried forward to the surviving entity. The fiscal year ends are February 28 for Western Asset Emerging Markets Floating Rate Fund Inc. and October 31 for the Western Asset Emerging Markets Debt Fund.

The Pro Forma Financial Statements should be read in conjunction with the historical financial statements of each Fund, which are incorporated by reference in the Statement of Additional Information.

2. Use of Estimates:

Management has made certain estimates and assumptions relating to the reporting of assets, liabilities, income, and expenses to prepare these Pro Forma Combined Financial Statements in conformity with U.S. generally accepted accounting principles for investment companies. Actual results could differ from these estimates.

3. Investment Valuation:

Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last quoted bid and asked prices as of the close of business of that market. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these securities at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

4. Capital Shares

The unaudited pro forma net asset values per share assumes additional shares of capital stock of the Acquiring Fund were issued in connection with the proposed acquisition of the Acquired Fund as of October 31, 2008. The number of additional shares issued was calculated by dividing the net asset value of the Acquired Fund by the net asset value of the Acquiring Fund.

5. Pro Forma Operations:

In the Pro Forma Combined Statement of Operations certain expenses have been adjusted to reflect the expected expenses of the combined entity. The pro forma investment management fees of the combined entity are based on the fee schedules in effect for the Acquiring Fund’s combined level of average net assets for the twelve months ended October 31, 2008.

6. Federal and Other Taxes:

It is the policy of the Funds to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Funds intend to distribute substantially all of their net investment income and net realized gains on investments, if any, to their shareholders each year. Therefore, no federal income tax provision is required. However, due to the timing of when distributions are made, the Funds may be subject to an excise tax of 4% of the amount by which 98% of the Funds’ taxable income exceeds the distributions from such taxable income for the year.

PART C

OTHER INFORMATION

Item 15. Indemnification

Reference is made to Article VII of the Registrant’s Articles of Incorporation and Article VI of the Registrant’s By-Laws.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant understands that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

The Registrant is named on a Directors & Officers Insurance Policy which covers all present and future directors and officers of Registrant against loss arising from any civil claim or claims by reason of any actual or alleged error, misstatement, misleading statement, negligent act or omission, or neglect or breach of duty committed while acting as directors or officers of the Registrant.

Item 16. Exhibits

Exhibit No.	Exhibit

1(a)	Articles of Incorporation (filed as Exhibit A to the Registration Statement on Form N-2 (File Nos. 333-105190 and 811-21343) and incorporated herein by reference).

1(b)	Articles of Amendment (filed as Exhibit A(2) to Pre-Effective Amendment No. 2 to the Registration Statement on Form N-2 (File Nos. 333-105190 and 811-21343) and incorporated herein by reference).

1(c)	Articles of Amendment (filed as Exhibit 1(c) to the Registration Statement on Form N-14 (File Nos. 333-151221 and 811-21343) and incorporated herein by reference).

2	Amended and Restated By-Laws (filed as Exhibit B to Pre-Effective Amendment No. 3 to the Registration Statement on Form N-2 (File Nos. 333-105190 and 811-21343) and incorporated herein by reference).

3	Not applicable.

4	Form of Agreement and Plan of Reorganization is included in Part A of the Registration Statement on Form N-14.

5	Not applicable

6(a)	Form of Management Agreement between Registrant and Legg Mason Partners Fund Advisor, LLC, (filed as Exhibit 6(a) to the Registration Statement on Form N-14 (File Nos. 333-151221 and 811-21343) and incorporated herein by reference).

1

Exhibit No.	Exhibit

6(b)	Subadvisory Agreement between Legg Mason Partners Fund Advisor, LLC and Western Asset Management Company with respect to Registrant, dated August 1, 2006 (filed as Exhibit 6(b) to the Registration Statement on Form N-14 (File Nos. 333-151221 and 811-21343) and incorporated herein by reference).

6(c)	Subadvisory Agreement between Western Asset Management Company and Western Asset Management Company Pte. Ltd. with respect to Registrant, dated February 3, 2009 (filed herewith).

7	Not applicable.

8	Not applicable

9	Custodian Services Agreement with State Street Bank and Trust Company, dated January 1, 2007 (filed as Exhibit 9 to the Registration Statement on Form N-14 (File Nos. 333-151221 and 811-21343) and incorporated herein by reference).

10	Not applicable.

11	Opinion of DLA Piper LLP (US) as to the legality of the securities being registered (filed herewith).

12	Form of Opinion of Simpson Thacher & Bartlett LLP supporting tax matters and consequences to shareholders discussed in the Proxy Statement/Prospectus (filed herewith).

13	Not applicable.

14	Consent of Independent Registered Public Accounting Firm (filed herewith).

15	Not applicable.

16	Power of Attorney (filed as Exhibit 16 to the Registration Statement on Form N-14 (File Nos. 333-151221 and 811-21343) and incorporated herein by reference).

17(a)	Form of Proxy Card (filed herewith).

17(b)	Code of Ethics (filed as Exhibit 17(b) to the Registration Statement on Form N-14 (File Nos. 333-151221 and 811-21343) and incorporated herein by reference).

17(c)	Transfer Agency and Services Agreement with American Stock Transfer, Inc., dated March 20, 2006 (filed as Exhibit 17(c) to the Registration Statement on Form N-14 (File Nos. 333-151221 and 811-21343) and incorporated herein by reference).

Item 17. Undertakings.

(1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other terms of the applicable form.

(2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned registrant agrees to file a post-effective amendment to this registration statement including a signed opinion of Simpson Thacher & Bartlett LLP supporting tax matters and consequences to shareholders discussed in the Proxy Statement/Prospectus.

2

SIGNATURES

As required by the Securities Act of 1933, as amended, this Pre-Effective Amendment No. 1 to the registration statement has been signed on behalf of the Registrant, in the City of New York and State of New York, on the 20th day of May 2009.

WESTERN ASSET EMERGING MARKETS DEBT FUND INC.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chairman, Chief Executive Officer and President

As required by the Securities Act of 1933, this Pre-Effective Amendment No. 1 to the registration statement has been signed by the following persons in the capacities and on the dates indicated.

	Signature	Title	Date

	/s/ R. Jay Gerken R. Jay Gerken	Chairman, Chief Executive Officer, President and Director (Principal Executive Officer)	May 20, 2009

	/s/ Kaprel Ozsolak Kaprel Ozsolak	Treasurer and Chief Financial Officer (Principal Financial and Accounting Officer)	May 20, 2009

	/s/ Carol L. Colman* Carol L. Colman	Director	May 20, 2009

	/s/ Daniel P. Cronin* Daniel P. Cronin	Director	May 20, 2009

	/s/ Paolo M. Cucchi* Paolo M. Cucchi	Director	May 20, 2009

	/s/ Leslie H. Gelb* Leslie H. Gelb	Director	May 20, 2009

	/s/ William R. Hutchinson* William R. Hutchinson	Director	May 20, 2009

	/s/ Dr. Riordan Roett* Dr. Riordan Roett	Director	May 20, 2009

	/s/ Jeswald W. Salacuse* Jeswald W. Salacuse	Director	May 20, 2009

*By:	/s/ R. Jay Gerken R. Jay Gerken, Attorney-in-Fact

1

EXHIBIT INDEX

Exhibit No.	Exhibit
6(c)	Subadvisory Agreement between Western Asset Management Company and Western Asset Management Company Pte. Ltd. with respect to Registrant, dated February 3, 2009

11	Opinion of DLA Piper LLP (US) as to the legality of the securities being registered

12	Form of Opinion of Simpson Thacher & Bartlett LLP supporting tax matters and consequences to shareholders discussed in the Proxy Statement/Prospectus

14	Consent of Independent Registered Public Accounting Firm

17(a)	Form of Proxy Card

1